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                       $250,000,000


       SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                           among


            OMNICOM FINANCE INC., as Borrower,


                      VARIOUS BANKS,


                            and


                  SWISS BANK CORPORATION,
           as Agent and Letter of Credit Issuer


       --------------------------------------------


                 Dated as of June 30, 1988

        Amended and Restated as of January 1, 1993

                            and

     Further Amended and Restated as of July 15, 1994

       --------------------------------------------


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



                   TABLE OF CONTENTS (1)


                                                       Page


Section 1.  Definitions and Principles of
              Construction. . . . . . . . . . . . . . .   1
      1.01  Defined Terms . . . . . . . . . . . . . . .   1
      1.02  Principles of Construction. . . . . . . . .  14

Section 2.  Amount and Terms of Revolving Credit. . . .  14
      2.01  The Loans . . . . . . . . . . . . . . . . .  14
      2.02  Minimum Amount of Each Borrowing. . . . . .  15
      2.03  Notice of Borrowing . . . . . . . . . . . .  15
      2.04  Disbursement of Funds . . . . . . . . . . .  16
      2.05  Notes . . . . . . . . . . . . . . . . . . .  17
      2.06  Conversions . . . . . . . . . . . . . . . .  18
      2.07  Pro Rata Borrowings . . . . . . . . . . . .  18
      2.08  Interest. . . . . . . . . . . . . . . . . .  19
      2.09  Interest Periods. . . . . . . . . . . . . .  19
      2.10  Increased Costs, Illegality, etc. . . . . .  20
      2.11  Compensation. . . . . . . . . . . . . . . .  23
      2.12  Change of Applicable Lending Office . . . .  23

Section 3.  Commercial Paper Operations.. . . . . . . .  24
      3.01  Issuance of Initial Letter of Credit;
              Substitute Letters of Credit. . . . . . .  24
      3.02  Agreement to Repay Disbursements Under
              Letter of Credit. . . . . . . . . . . . .  26
      3.03  Issuance of Commercial Paper. . . . . . . .  28

Section 4.  Commitment Fee; Fees; Reductions of
              Commitments; Expiry Date. . . . . . . . .  30
      4.01  Fees. . . . . . . . . . . . . . . . . . . .  30
      4.02  Termination of Commitments. . . . . . . . .  31
      4.03  Expiry Date . . . . . . . . . . . . . . . .  32

Section 5.  Prepayments; Payments . . . . . . . . . . .  32
      5.01  Voluntary Prepayments . . . . . . . . . . .  32
      5.02  Mandatory Prepayments . . . . . . . . . . .  33
      5.03  Method and Place of Payment . . . . . . . .  33
      5.04  Net Payments. . . . . . . . . . . . . . . .  34

Section 6.  Conditions Precedent. . . . . . . . . . . .  35
      6.01  Rating Letter . . . . . . . . . . . . . . .  35

- --------------------
(1) This Table of Contents is provided for convenience only and is not a part of the attached Credit Agreement.

                            (i)

                                                       Page

      6.02  Notes . . . . . . . . . . . . . . . . . . .  36
      6.03  No Default; Representations and
              Warranties. . . . . . . . . . . . . . . .  36
      6.04  Opinions of Counsel . . . . . . . . . . . .  36
      6.05  Subsequent Legal Opinions . . . . . . . . .  36
      6.06  Corporate Documents; Proceedings. . . . . .  36
      6.07  Amended and Restated Participation
              Agreement . . . . . . . . . . . . . . . .  37
      6.08  Guaranty. . . . . . . . . . . . . . . . . .  37
      6.09  Commercial Paper. . . . . . . . . . . . . .  37
      6.10  Existing Credit Agreement . . . . . . . . .  37
      6.11  Existing Letter of Credit . . . . . . . . .  38

Section 7.  Representations, Warranties and
              Agreements. . . . . . . . . . . . . . . .  38
      7.01  Corporate Status. . . . . . . . . . . . . .  38
      7.02  Corporate Power and Authority . . . . . . .  38
      7.03  No Violation. . . . . . . . . . . . . . . .  39
      7.04  Governmental Approvals. . . . . . . . . . .  39
      7.05  Litigation. . . . . . . . . . . . . . . . .  39
      7.06  True and Complete Disclosure. . . . . . . .  40
      7.07  Use of Proceeds; Margin Regulations . . . .  40
      7.08  Tax Returns and Payments. . . . . . . . . .  41
      7.09  Compliance with ERISA . . . . . . . . . . .  41
      7.10  Subsidiaries. . . . . . . . . . . . . . . .  41
      7.11  Compliance with Statutes, etc.. . . . . . .  41
      7.12  Investment Company Act. . . . . . . . . . .  42
      7.13  Public Utility Holding Company Act. . . . .  42
      7.14  Commercial Paper. . . . . . . . . . . . . .  42

Section 8.  Affirmative Covenants . . . . . . . . . . .  42
      8.01  Information Covenants . . . . . . . . . . .  42
      8.02  Books, Records and Inspections. . . . . . .  43
      8.03  Corporate Franchises. . . . . . . . . . . .  43
      8.04  Compliance with Statutes, etc.. . . . . . .  44
      8.05  ERISA . . . . . . . . . . . . . . . . . . .  44
      8.06  End of Fiscal Years; Fiscal Quarters. . . .  45

Section 9.  Negative Covenants. . . . . . . . . . . . .  45
      9.01  Liens . . . . . . . . . . . . . . . . . . .  45
      9.02  Consolidation, Merger, Sale of Assets,
              etc.. . . . . . . . . . . . . . . . . . .  45
      9.03  Leases. . . . . . . . . . . . . . . . . . .  46
      9.04  Indebtedness. . . . . . . . . . . . . . . .  46
      9.05  Advances, Investments and Loans . . . . . .  46
      9.06  Transactions with Affiliates. . . . . . . .  46
      9.07  Limitation on Restrictions on Subsidiary
              Dividends and Other Distributions . . . .  47
      9.08  Business. . . . . . . . . . . . . . . . . .  47
                              (ii)

                                                       Page

      9.09  Sale of Commercial Paper. . . . . . . . . .  47
      9.10  Dividends . . . . . . . . . . . . . . . . .  47

Section 10.  Events of Default. . . . . . . . . . . . .  48
      10.01  Payments . . . . . . . . . . . . . . . . .  48
      10.02  Representations, etc.. . . . . . . . . . .  48
      10.03  Covenants. . . . . . . . . . . . . . . . .  48
      10.04  Default Under Other Agreements . . . . . .  48
      10.05  Bankruptcy, etc. . . . . . . . . . . . . .  49
      10.06  ERISA. . . . . . . . . . . . . . . . . . .  49
      10.07  Guaranty . . . . . . . . . . . . . . . . .  50
      10.08  Ownership of the Borrower  . . . . . . . .  50
      10.09  Ownership of the Guarantor . . . . . . . .  50
      10.10  Judgements . . . . . . . . . . . . . . . .  50
      10.11  Fundamental Change of Guarantor. . . . . .  51

Section 11.  The Agent. . . . . . . . . . . . . . . . .  52
      11.01  Appointment. . . . . . . . . . . . . . . .  52
      11.02  Nature of Duties . . . . . . . . . . . . .  52
      11.03  Lack of Reliance on the Agent. . . . . . .  52
      11.04  Certain Rights of the Agent. . . . . . . .  53
      11.05  Reliance . . . . . . . . . . . . . . . . .  53
      11.06  Indemnification. . . . . . . . . . . . . .  53
      11.07  The Agent in its Individual Capacity . . .  54
      11.08  Holders. . . . . . . . . . . . . . . . . .  54
      11.09  Resignation by the Agent . . . . . . . . .  54

Section 12.  Miscellaneous. . . . . . . . . . . . . . .  55
      12.01  Payment of Expenses, etc.. . . . . . . . .  55
      12.02  Right of Setoff. . . . . . . . . . . . . .  56
      12.03  Notices. . . . . . . . . . . . . . . . . .  56
      12.04  Benefit of Agreement . . . . . . . . . . .  57
      12.05  No Waiver; Remedies Cumulative . . . . . .  58
      12.06  Payments Pro Rata. . . . . . . . . . . . .  59
      12.07  Calculations; Computations . . . . . . . .  59
      12.08  Governing Law; Submission to
               Jurisdiction; Venue. . . . . . . . . . .  59
      12.09  Obligation to Make Payments in Dollars . .  60
      12.10  Counterparts . . . . . . . . . . . . . . .  61
      12.11  Effectiveness. . . . . . . . . . . . . . .  61
      12.12  Headings Descriptive . . . . . . . . . . .  61
      12.13  Amendment or Waiver. . . . . . . . . . . .  61
      12.14  Survival . . . . . . . . . . . . . . . . .  62
      12.15  Domicile of Loans. . . . . . . . . . . . .  62
      12.16  Modification of Existing Credit
               Agreement. . . . . . . . . . . . . . . .  62


SCHEDULE I    Schedule of Commitments
SCHEDULE II   Applicable Lending Offices
SCHEDULE III  Subsidiaries

                                     (iii)

EXHIBIT A     Notice of Borrowing
EXHIBIT B-1   Tranche A Note
EXHIBIT B-2   Tranche B Note
EXHIBIT C     Opinion of Counsel for the Borrower and
                the Guarantor
EXHIBIT D-1   Officers' Certificate of the Borrower
EXHIBIT D-2   Officers' Certificate of the Guarantor
EXHIBIT E     Participation Agreement
EXHIBIT F     Letter of Credit
EXHIBIT G     Commercial Paper Note
EXHIBIT H     Depositary Agreement
EXHIBIT I     Depositary Certificate
EXHIBIT J     Letter of Credit Request
EXHIBIT K     Guaranty

                                      (iv)

     CREDIT AGREEMENT, dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 among Omnicom Finance Inc. (the "Borrower"), a corporation organized and existing under the laws of Delaware, the financial institutions listed in Schedule I (each a "Bank" and, collectively, the "Banks") and Swiss Bank Corporation, act-ing through its New York Branch in the manner and to the extent described in
Section 11 (in such capacity, the "Agent") and, acting as issuer of the Letter of Credit (in such capacity, the "Letter of Credit Issuer").

                             W I T N E S S E T H :

     WHEREAS, the Borrower, certain of the Banks (the "Existing Banks"), Morgan Guaranty Trust Company of New York ("Morgan"), the Agent and the Letter of Credit Issuer are parties to a Credit Agreement dated as of June 30, 1988, and amended and restated as of January 1, 1993 (as further amended and in effect on the date hereof, the "Existing Credit Agreement");

     WHEREAS, the Borrower, the Existing Banks, the Agent and the Letter of Credit Issuer desire to amend and restate the Existing Credit Agreement as herein provided;

     WHEREAS, the Banks not party to the Existing Credit Agreement desire to enter into this Agreement in order to become Banks hereunder; and

     WHEREAS, Morgan desires to consent and agree to the terms of this Agreement solely for the purposes of effecting the amendment and restatement of the Existing Credit Agreement, ceasing to be a Bank under this Agreement and agreeing to the terms of Section 12.16 hereof;

      NOW, THEREFORE, IT IS AGREED:

      Section 1.  Definitions and Principles of Construction.

     1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 5% of the Borrower and any officer or director of the Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Agent appointed pursuant to
Section 11.09.

     "Agreement" shall mean this Second Amended and Restated Credit Agreement, as modified, supplemented or amended from time to time.

     "Applicable Lending Office" shall mean, with respect to each Bank, (i) such Bank's Base Rate Lending Office in the case of a Base Rate Loan, and (ii) such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

     "Applicable Margin" shall mean, for Eurodollar Rate Loans at any time, the rate per annum set forth below opposite the ratio of Consolidated Indebtedness (as defined in the Guaranty) for the then immediately preceding fiscal quarter to Net Cash Flow (as defined in the Guaranty) for the period of four consecutive fiscal quarters (taken as one accounting period) ended on the last day of such immediately preceding fiscal quarter:

                                              Applicable
                       Ratio                    Margin
                       -----                  ----------
                   Below 3.25:1                  0.400%

                   3.25:1 and above              0.450%


     "Bank" shall have the meaning provided in the first paragraph of this Agreement.

     "Bankruptcy Code" shall have the meaning provided in Section 10.05.

     "Base Rate" shall mean on any day the higher of (x) the Prime Lending Rate and (y) 1/2 of 1% in excess of the Federal Funds Rate.

     "Base Rate Lending Office" shall mean, with respect to each Bank, the office of such Bank specified as its "Base Rate Lending Office" opposite its name on Schedule II or such other office, Subsidiary or Affiliate of such Bank as such Bank may from time to time specify as such to the Borrower and the Agent.

     "Base Rate Loan" shall mean any Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

     "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

     "Borrowing" shall mean the borrowing of Loans of one Type of a single Tranche from all the Banks having Commitments of the respective Tranche on a given date (or the conversion of a Loan or Loans of a single Tranche of a Bank or Banks on a given date).

     "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Rate Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank Eurodollar market.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Commercial Paper" shall mean the promissory notes of the Borrower in substantially the form of Exhibit G hereto, issued by the Borrower in the commercial paper market pursuant to the Depositary Agreement and backed by the Letter of Credit, all of which notes shall specifically refer to such a backing by the Letter of Credit.

     "Commercial   Paper  Account"  shall  have  the  meaning  provided  in  the
Depositary Agreement.

     "Commitment" shall mean, for each Bank, at any time, the sum of such Bank's Tranche A Loan Commitment (if any) at such time and such Bank's Tranche B Loan Commitment (if any) at such time.

     "Commitment Fee" shall have the meaning provided in Section 4.01(a).

     "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with generally accepted accounting principles in the United States.

     "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Credit Documents" shall mean this Agreement, each Note, the Guaranty, all Commercial Paper and the Depositary Agreement.

     "Credit Event" shall mean (i) the making of any Loan, other than a Loan the proceeds of which will be applied in full on the date of incurrence to the repayment of Commercial Paper maturing on such date, (ii) the issuance of the Letter of Credit, or (iii) any issuance of Commercial Paper, other than the issuance of Commercial Paper the proceeds of which will be applied in full on the date of issuance to the repayment of Commercial Paper maturing on such date. A conversion pursuant to Section 2.06 shall not be a Credit Event.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Depositary" shall mean Morgan Guaranty Trust Company of New York, as depositary under the Depositary Agreement, or such other banking institution headquartered in New York City, as the Borrower shall appoint with the prior written consent of the Agent and the Letter of Credit Issuer as issuing and paying agent for Commercial Paper under the Depositary Agreement.

     "Depositary Agreement" shall mean the Depositary Agreement among the Depositary, the Agent, the Letter of Credit Issuer and the Borrower, in substantially the form of Exhibit H hereto (with such changes thereto as may be approved by the parties thereto), as modified, supplemented or amended from time to time.

     "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

     "Drawing" shall have the meaning provided in Section 3.02(a).

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be a member of the same "controlled group" within the meaning of Section 414(b), (m),
(c) and (o) of the Code.

     "Eurodollar Lending Office" shall mean, with respect to each Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule II or such other office, Subsidiary or Affiliate of such Bank as such Bank may from time to time specify as such to the Borrower and the Agent.

     "Eurodollar Rate Loan" shall mean any Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

     "Event of Default" shall have the meaning provided in Section 10.

     "Existing Bank" shall have the meaning provided in the first Whereas clause.

     "Existing Credit Agreement" shall have the meaning provided in the first Whereas clause.

     "Existing Indebtedness" shall have the meaning provided in Section 9.04.

     "Expiry Date" shall have the meaning provided in Section 4.03.

     "Federal Funds Rate" shall mean a fluctuating interest rate per annum, equal for each day to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, arranged by Federal funds brokers as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published, for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Fees" shall mean all amounts payable pursuant to or referred to in Section 4.01.

     "Foreign Subsidiary" shall mean any Subsidiary which is not organized under the laws of the United States of America, any State of the United States of America or the District of Columbia and substantially all of whose assets and business are located or conducted outside the United States of America.

     "Guarantor" shall mean Omnicom Group, Inc., a corporation organized and existing under the laws of New York.

     "Guaranty" shall have the meaning provided in Section 6.08.

     "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services,
(ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder (other than letters of credit issued in support of accrued expenses and accounts payable incurred in the ordinary course of business), (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person,
(iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

     "Interest Determination Date" shall mean, with respect to any Eurodollar Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Rate Loan.

     "Interest Period" shall have the meaning provided in Section 2.09.

     "L/C Account" shall have the meaning provided in the Depositary Agreement.

     "Letter of Credit" shall mean the irrevocable direct pay Letter of Credit in substantially the form of Exhibit F hereto, to be issued by the Letter of Credit Issuer to the Depositary pursuant to Section 3.01, and includes any extension thereof.

     "Letter of Credit Fee" shall have the meaning provided in Section 4.01(b).

     "Letter of Credit Issuer" shall mean Swiss Bank Corporation, acting through its New York Branch.

     "Letter of Credit Request" shall have the meaning provided in Section 3.01(a).

     "Letter of Credit  Termination  Date"  shall have the  meaning  provided in
Section 3.01(g).

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

     "Loan" shall mean each Tranche A Loan and each Tranche B Loan.

     "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

     "Morgan" shall have the meaning provided in the first Whereas clause.

     "Note" shall mean each Tranche A Note and each Tranche B Note.

     "Notice of Borrowing" shall have the meaning provided in Section 2.03.

     "Notice of Conversion" shall have the meaning provided in Section 2.06.

     "Notice Office" shall mean the office of the Agent located at 222 Broadway, New York, New York 10038, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

     "Obligations" shall mean all amounts owing to the Agent, the Letter of Credit Issuer or any Bank pursuant to the terms of this Agreement or any other Credit Document.

     "Original Effective Date" shall mean the Effective Date under and as defined in the Existing Credit Agreement.

     "Outstanding Commercial Paper Participation" shall mean, for any Bank, at any time, the sum of (a) such Bank's Tranche A Participation Percentage at such time, if any, of all outstanding Tranche A Commercial Paper at such time plus
(b) such Bank's Tranche B Participation Percentage at such time, if any, of all outstanding Tranche B Commercial Paper at such time.

     "Participant" shall have the meaning provided in Section 3.01(b).

     "Participation  Agreement"  shall  have the  meaning  provided  in  Section
3.01(b).

     "Payment Office" shall mean with respect to each of the Agent and the Letter of Credit Issuer, its office located at 10 East 50th Street, New York, New York 10022, or such other office as the Agent and/or the Letter of Credit Issuer may hereafter designate in writing as such to the other parties hereto.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

     "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" shall mean any multiemployer plan or single-employer plan as defined in Section 4001 of ERISA, which is maintained, or at any time during the five calendar years preceding the Restatement Effective Date was maintained, for employees of the Borrower or by a Subsidiary of the Borrower or an ERISA Affiliate.

     "Prime Lending Rate" shall mean the rate which the Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     "Quoted Rate" shall mean, with respect to each Interest Period for a Eurodollar Rate Loan, (i) the average of the offered quotation to first-class banks in the London interbank Eurodollar market by each of the Reference Banks for Dollar deposits of amounts comparable to the outstanding principal amount of the Eurodollar Rate Loan of such Reference Bank for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Rate Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, provided that, if any Reference Bank fails to provide the Agent with its aforesaid quotation, the Quoted Rate shall be based on the quotation or quotations provided to the Agent by the other Reference Bank or Reference Banks, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D.

     "Reference Banks" shall mean Swiss Bank Corporation, New York Branch, The Chase Manhattan Bank, N.A. and Societe Generale.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

     "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

     "Required Banks" shall mean, at any time, Banks holding at least 66-2/3% (or more than 50% in the case of Section 10) of the Total Commitment or, if the Total Commitment has been terminated, Banks holding at least 66-2/3% (or more than 50% in the case of Section 10) of the then aggregate unpaid principal amount of the Obligations.

     "Restatement Effective Date" shall have the meaning provided in Section 12.11.

     "SEC" shall have the meaning provided in Section 8.01(c).

     "Specified Subsidiary" shall mean (i) DDB Needham Worldwide Group, Ltd., a U.K. Subsidiary of the Guarantor, (ii) MSW Rapp & Collins Group Ltd., a U.K. Subsidiary of the Guarantor, (iii) MSW Advertising Ltd., a U.K. Subsidiary of the Guarantor, (iv) Rapp & Collins Ltd., a U.K. Subsidiary of the Guarantor, (v) BH Advertising Ltd., a U.K. Subsidiary of the Guarantor, (vi) Bernard Hodes Overton Ltd., a U.K. Subsidiary of the Guarantor and (vii) DDB Needham Worldwide Ltd., a U.K. Subsidiary of the Guarantor.

     "Stated Amount" shall mean the amount of the Letter of Credit as described in Section 3.01(a), as such amount may be reduced as provided in Section 3.01(d).

     "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation
(irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

     "Taxes" shall have the meaning provided in Section 5.04.

     "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks at such time.

     "Total Tranche A Loan Commitment" shall mean, at any time, the sum of the Tranche A Loan Commitments of each of the Banks at such time.

     "Total Tranche B Loan Commitment" shall mean, at any time, the sum of the Tranche B Loan Commitments of each of the Banks at such time.

     "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder and issuing Commercial Paper pursuant hereto, with there being two separate Tranches, i.e., Tranche A and Tranche B.

     "Tranche A Commercial Paper" shall mean (i) Commercial Paper issued on or after the Restatement Effective Date and not designated by the Borrower as Tranche B Commercial Paper at the time of the issuance thereof pursuant to
Section 3.03(a) and (ii) Commercial Paper issued prior to the Restatement Effective Date and outstanding on the Restatement Effective Date and deemed to be Tranche A Commercial Paper pursuant to Section 3.03(e).

     "Tranche A Loan" shall have the meaning provided in Section 2.01(a).

     "Tranche A Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Tranche A Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 4.02 and/or 10 and/or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

     "Tranche A Note" shall have the meaning provided in Section 2.05(a).

     "Tranche A Participation Percentage" shall mean, with respect to each Bank, the percentage set forth opposite such Bank's name on Annex A to the Participation Agreement directly below the column entitled "Tranche A Participation Percentage"; provided, that the Tranche A Participation Percentage for Swiss Bank Corporation shall be the difference (if any) between the total of all the Tranche A Participation Percentages of the other Banks and 100%.

     "Tranche B Commercial Paper" shall mean (i) Commercial Paper issued on or after the Restatement Effective Date and designated by the Borrower as Tranche B Commercial Paper at the time of the issuance thereof pursuant to Section 3.03(a) and (ii) Commercial Paper issued prior to the Restatement Effective Date and outstanding on the Restatement Effective Date and deemed to be Tranche B Commercial Paper pursuant to Section 3.03(e).

     "Tranche B Loan" shall have the meaning provided in Section 2.01(b).

     "Tranche B Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Tranche B Loan Commitment", as same may be (x) reduced from time to time pursuant to Sections 4.02 and/or 10 and/or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

     "Tranche B Note" shall have the meaning provided in Section 2.05(a).

     "Tranche B Participation Percentage" shall mean, with respect to each Bank, the percentage set forth opposite such Bank's name on Annex A to the Participation Agreement directly below the column entitled "Tranche B Participation Percentage"; provided, that the Tranche B Participation Percentage for Swiss Bank Corporation shall be the difference (if any) between the total of all the Tranche B Participation Percentages of the other Banks and 100%.

     "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Rate Loan.

     "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

     "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

     "United States" and "U.S." shall each mean the United States of America.

     "Unpaid Drawing" shall have the meaning specified in Section 3.02(a).

     "Unutilized  Commitment"  shall mean, for any Bank, at any time, the sum of
(a) the Tranche A Loan Commitment of such Bank at such time less (i) the aggregate principal amount of all Tranche A Loans made by such Bank and then outstanding, and (ii) an amount equal to such Bank's Tranche A Participation Percentage of the sum of (x) the face amount of all outstanding Tranche A
Commercial Paper plus (y) the amount of all Unpaid Drawings in respect of Tranche A Commercial Paper plus (b) the Tranche B Loan Commitment of such Bank at such time less (i) the aggregate principal amount of all Tranche B Loans made by such Bank and then outstanding, and (ii) an amount equal to such Bank's Tranche B Participation Percentage of the sum of (x) the face amount of all outstanding Tranche B Commercial Paper plus (y) the amount of all Unpaid Drawings in respect of Tranche B Commercial Paper.

     "Unutilized Total Tranche A Commitment" shall mean, at any time, the Total Tranche A Loan Commitment at such time less the sum of (i) the aggregate principal amount of all Tranche A Loans then outstanding, (ii) the face amount of all outstanding Tranche A Commercial Paper plus (iii) the amount of all Unpaid Drawings in respect of Tranche A Commercial Paper.

     "Unutilized Total Tranche B Commitment" shall mean, at any time, the Total Tranche B Loan Commitment at such time less the sum of (i) the aggregate principal amount of all Tranche B Loans then outstanding, (ii) the face amount of all outstanding Tranche B Commercial Paper plus (iii) the amount of all Unpaid Drawings in respect of Tranche B Commercial Paper.

     "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

     1.02 Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States in conformity with those used in the preparation of the financial statements referred to in Section 6(e) of the Guaranty.

     Section 2. Amount and Terms of Revolving Credit.

     2.01 The Loans. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Tranche A Loan Commitment severally agrees, at any time and from time to time prior to the Expiry Date, to make loans (each, a "Tranche A Loan" and collectively, as the context requires, the "Tranche A Loans") to the Borrower, which Tranche A Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Rate Loans, provided that, except as otherwise specifically provided in Section 2.10(b), all Tranche A Loans comprising the same Borrowing shall at all times be of the same Type and (ii) may be prepaid and reborrowed in accordance with the provisions hereof; provided, however, that the aggregate principal amount of Tranche A Loans outstanding from any Bank shall at no time exceed (after giving effect to the use of the proceeds of any Tranche A Loan then being made) an amount equal to (i) the Tranche A Loan Commitment of such Bank at such time less (ii) the sum of (x) an amount equal to the face amount of all outstanding Tranche A Commercial Paper multiplied by such Bank's Tranche A Participation Percentage and (y) an amount equal to the principal amount of all Unpaid Drawings in respect of Tranche A Commercial Paper multiplied by such Bank's Tranche A Participation Percentage. More than one Borrowing may occur on the same date, but Tranche A Loans constituting
Eurodollar Rate Loans comprising more than five Borrowings shall not be outstanding under this Agreement at any time.

     (b) Subject to and upon the terms and conditions set forth herein, each Bank with a Tranche B Loan Commitment severally agrees, at any time and from time to time prior to the Expiry Date, to make loans (each, a "Tranche B Loan" and collectively, as the context requires, the "Tranche B Loans") to the Borrower, which Tranche B Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Rate Loans, provided that, except as otherwise specifically provided in Section 2.10(b), all Tranche B Loans comprising the same Borrowing shall at all times be of the same Type and (ii) may be prepaid and reborrowed in accordance with the provisions hereof; provided, however, that the aggregate principal amount of Tranche B Loans outstanding from any Bank shall at no time exceed (after giving effect to the use of the proceeds of any Tranche B Loan then being made) an amount equal to (i) the Tranche B Loan Commitment of such Bank at such time less (ii) the sum of (x) an amount equal to the face amount of all outstanding Tranche B Commercial Paper multiplied by such Bank's Tranche B Participation Percentage and (y) an amount equal to the principal amount of all Unpaid Drawings in respect of Tranche B Commercial Paper multiplied by such Bank's Tranche B Participation Percentage. More than one Borrowing may occur on the same date, but Tranche B Loans constituting
Eurodollar Rate Loans comprising more than five Borrowings shall not be outstanding under this Agreement at any time.

     2.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of any Tranche of Loans hereunder shall be not less than $1,000,000 for each Base Rate Loan and $3,000,000 for each Eurodollar Rate Loan, except as required by Section 2.10(b).

     2.03 Notice of Borrowing. Whenever the Borrower desires to make a Borrowing hereunder, it shall give the Agent at its Notice Office at least three Business Days' prior notice of each Eurodollar Rate Loan and at least one Business Day's prior notice of each Base Rate Loan, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing shall constitute Tranche A Loans or Tranche B Loans, whether the Loans being made pursuant to such Borrowing are to be maintained initially as Base Rate Loans or Eurodollar Rate Loans and, if Eurodollar Rate Loans, the initial Interest Period to be applicable thereto. The Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

     2.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Bank with a Commitment of the respective Tranche will make available, through such Bank's Applicable Lending Office, its pro rata portion of each Borrowing requested to be made on such date, in Dollars and in immediately available funds at the Payment Office of the Agent, and the Agent will make available to the Borrower at its Payment Office the aggregate of the amounts so made available by the Banks. Unless the Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Agent such Bank's portion of any Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount from such Bank on demand. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower until the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (i) if recovered from such Bank, the cost to the Agent of acquiring overnight Federal funds and (ii) if recovered from the Borrower, the then applicable rate for Base Rate Loans or Eurodollar Rate Loans, as the case may be. Nothing in this Section 2.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

     2.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced (i) if Tranche A
Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Tranche A Note" and, collectively, the "Tranche A Notes") and (ii) if Tranche B Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Tranche B Note" collectively, the "Tranche B Notes").

     (b) The Tranche A Note issued to each Bank shall (i) be payable to the order of such Bank and be dated the Restatement Effective Date, (ii) be in a stated principal amount equal to the Tranche A Loan Commitment of such Bank and be payable in the principal amount of Tranche A Loans evidenced thereby, (iii) mature, with respect to each Loan evidenced thereby, on the Expiry Date, (iv) bear interest as provided in the appropriate clause of Section 2.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby and (v) be entitled to the benefits of this Agreement and the Guaranty.

     (c) The Tranche B Note issued to each Bank shall (i) be payable to the order of such Bank and be dated the Restatement Effective Date, (ii) be in a stated principal amount equal to the Tranche B Loan Commitment of such Bank and be payable in the principal amount of the Tranche B Loans evidenced thereby,
(iii) mature,  with respect to each Loan evidenced thereby,  on the Expiry Date,
(iv) bear interest as provided in the appropriate clause of Section 2.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby and (v) be entitled to the benefits of this Agreement and the Guaranty.

     (d) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Tranche A Note or Tranche B Note endorse on the reverse side thereof the outstanding principal amount of Tranche A Loans or Tranche B Loans, as the case may be, evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

     2.06 Conversions. The Borrower shall have the option to convert on any Business Day all or a portion equal to at least $3,000,000 of the outstanding principal amount of the Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loan into a Borrowing (of the same Tranche) of another Type of Loan, provided that (i) except as otherwise provided in Section 2.10(b), Eurodollar Rate Loans may be converted into Loans of another Type only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Rate Loans shall reduce the outstanding principal amount of Eurodollar Rate Loans made pursuant to a single Borrowing to less than $3,000,000, (ii) Base Rate Loans may only be converted into Eurodollar Rate Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 2.06 shall result in a greater number of Borrowings than is permitted under Section 2.01. Each such conversion shall be effected by the Borrower by giving the Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior notice for conversion to a Eurodollar Rate Loan and at least one Business Day's prior notice for conversion to a Base Rate Loan (each a "Notice of Conversion") specifying the Loans to be so converted and, if to be converted into Eurodollar Rate Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion the proceeds thereof will be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

     2.07 Pro Rata Borrowings. All Borrowings of Tranche A Loans and Tranche B Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their Tranche A Loan Commitments or Tranche B Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

     2.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be the Base Rate in effect from time to time.

     (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Rate Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be the Quoted Rate for such Interest Period plus the Applicable Margin.

     (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable by the Borrower hereunder shall bear interest at a rate per annum equal to 2% per annum in excess of the Base Rate in effect from time to time; provided, however, that no Loan shall bear interest after maturity at a rate per annum less than 2% in excess of the rate of interest applicable thereto at maturity.

     (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurodollar Rate Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

     (e) On each Interest Determination Date, the Agent shall determine the interest rate for the Eurodollar Rate Loans for which such determination is being made, and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

     2.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Rate Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Rate Loan (in the case of any subsequent

Interest Period), the Borrower shall have the right to elect, by giving the Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Rate Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three, six, nine or twelve month period (subject to availability as determined by 100% of the Banks of the applicable Tranche), provided that: (i) all Eurodollar Rate Loans comprising a Borrowing shall at all times have the same Interest Period except as otherwise required by Section 2.10(b); (ii) the initial Interest Period for any Eurodollar Rate Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereof into a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires; (iii) if any Interest Period relating to a Eurodollar Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and
(v) no Interest Period shall extend beyond the Expiry Date. If upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, the Borrower has failed to elect a new Interest Period to be applicable to such Eurodollar Rate Loan as provided above, the Borrower shall be deemed to have given notice to elect to convert such Loan into a Base Rate Loan effective as of the expiration date of such current Interest Period.

     2.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Agent):

          (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Rate Loan because of (x) any change since the Original Effective Date in any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order or request), such as, for example, but not limited to, (i) a change in the basis of taxation of payments to any Bank or its Applicable Lending Office of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank or its Applicable Lending Office imposed by any jurisdiction in which its principal office or Applicable Lending Office is located) or (ii) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted Rate, and/or (y) other circumstances affecting such Bank or the interbank Eurodollar market, or the position of such Bank in such market; or

          (iii) at any time, that the making or continuance of any Eurodollar Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by such Bank with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower, accompanied by an explanation of the basis therefor, and, except in the case of clause (i) above, to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Rate Loans shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to its affected Eurodollar Rate Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by law.

     (b) At any time that any Eurodollar Rate Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Rate Loan affected by the circumstances described in
Section 2.10(a)(iii) shall) either (i) if the affected Eurodollar Rate Loan is then being made initially or pursuant to a conversion, cancel said Borrowing by giving the Agent telephonic notice (confirmed in writing) of the cancellation on the same date that the Borrower was notified by the Bank or the Agent pursuant to Section 2.10(a)(ii) or (iii) or (ii) if the affected Eurodollar Rate Loan is then outstanding, upon at least three Business Days' written notice to the Agent, require the affected Bank to convert such Eurodollar Rate Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 2.10(b).

     (c) If any Bank or the Letter of Credit Issuer determines at any time that any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, which shall have become effective or applicable after the Original Effective Date, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank based on the existence of such Bank's Commitment hereunder, its participation in the Letter of Credit or its obligations hereunder or, in the case of the Letter of Credit Issuer, the maintenance of the Letter of Credit, then the Borrower shall pay to such Bank or to the Letter of Credit Issuer, as the case may be, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or the Letter of Credit Issuer, as the case may be, for the increased cost to such Bank or the Letter of Credit Issuer as a result of such increase of capital. In determining such additional amounts, each Bank and the Letter of Credit Issuer will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's or Letter of Credit Issuer's determination of compensation owing under this Section 2.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank and the Letter of Credit Issuer, upon determining that any additional amounts will be payable pursuant to this
Section 2.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 2.10(c).


     2.11 Compensation The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Rate Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Agent) a Borrowing of, or conversion from or into, Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 2.10(a));
(ii) if any repayment (including any repayment made pursuant to Section 2.04 and any prepayment made pursuant to Section 5.01) or conversion of any of its Eurodollar Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note of such Bank or (y) any prepayment made pursuant to Section 2.10(b).

     2.12 Change of Applicable Lending Office. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii) or
(iii), 2.10(c) or 5.04 with respect to such Bank, it will, if requested by the Borrower, use its best efforts to designate another Applicable Lending Office for any Loans affected by such event, with the object of avoiding the consequence of the event giving rise to the operation of any such Section;
provided that no such designation shall be made if, in the reasonable judgment of such Bank, such change would be disadvantageous to said Bank. Nothing in this
Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 2.10 or 5.04.

     Section 3. Commercial Paper Operations.

     3.01 Issuance of Initial  Letter of Credit;  Substitute  Letters of Credit.
(a) The Letter of Credit Issuer hereby agrees, on the terms and subject to the conditions hereinafter set forth, to issue to the Depositary and for the account of the Borrower at the request of the Borrower, its irrevocable letter of credit, in substantially the form of Exhibit F hereto, for the benefit of the holders of Commercial Paper, completed in accordance with such form and the terms of this Section 3.01(a). When the Borrower desires that the Letter of Credit be issued for its account, it shall give the Agent and the Letter of Credit Issuer at least one Business Day's written notice thereof. The notice shall be in the form of Exhibit J hereto (the "Letter of Credit Request"). The Agent shall promptly transmit copies of the Letter of Credit Request to each Bank. The Letter of Credit shall be issued by the Letter of Credit Issuer in an amount equal to the Total Commitment (the "Stated Amount") and for a term expiring on the Expiry Date.

     (b) On or prior to the Restatement Effective Date each Bank other than the Letter of Credit Issuer (each such Bank a "Participant" with respect to the Letter of Credit) shall execute with the Letter of Credit Issuer the Amended and Restated Participation Agreement in substantially the form of Exhibit E hereto, with appropriate insertions (such agreement as modified, supplemented or amended from time to time, the "Participation Agreement"), (i) pursuant to which each Participant will acquire a risk participation in the Letter of Credit based on its Tranche A Participation Percentage and/or Tranche B Participation Percentage, as the case may be; and (ii) as a result of which the Letter of Credit Issuer will retain liability (relative to the other Banks) with respect to the Letter of Credit based on its Tranche A Participation Percentage and/or Tranche B Participation Percentage, in each case if any.

     (c) Following the appointment and qualification of any successor Depositary and the return of the Letter of Credit being replaced, the Letter of Credit

Issuer shall deliver to such successor Depositary a substitute letter of credit in the form of Exhibit F hereto, dated the date of issuance thereof, having terms identical to the Letter of Credit theretofore outstanding but in favor of such successor Depositary.

     (d) If (i) the Expiry Date is extended pursuant to Section 4.03, or (ii) the Borrower shall partially reduce the Commitment pursuant to Section 4.02, the Agent shall so notify the Depositary and the Letter of Credit Issuer and the Letter of Credit Issuer shall deliver to the Depositary a substitute Letter of Credit in the form of Exhibit F hereto, dated the date of issuance thereof, and, in the case of (i) above, expiring on the new Expiry Date, and in the case of
(ii) above, in a Stated Amount equal to the amount to which the Total Commitment shall have been reduced, but, in either case, otherwise having terms identical to the Letter of Credit being replaced, in exchange for delivery by the Depositary of the Letter of Credit currently held by it. In the case of (i) above, such exchange shall take place at least three Business Days before the next succeeding June 30 and in the case of (ii) above, such exchange shall take place promptly after the effective date of any such reduction.

     (e) In the event that (i) an injunction suspending the issuance of the Commercial Paper shall have been issued or proceedings therefor shall have been initiated by the SEC, or (ii) the Borrower, the Letter of Credit Issuer or any other Person shall have been found in a judicial or administrative proceeding to have violated the Securities Act of 1933, as amended, in connection with the issuance of Commercial Paper or the Letter of Credit, or (iii) any of them shall have offered, issued or sold to or solicited any offer to acquire any Commercial Paper or any part thereof or any similar security from anyone so as to bring the issuance and sale of Commercial Paper or the Letter of Credit within the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933, as amended, or (iv) any restriction under Federal or state law or regulation would prevent the Letter of Credit Issuer from maintaining the Letter of Credit, then, in any of such events, the Borrower shall not thereafter issue or sell any Commercial Paper without the written approval of the Letter of Credit Issuer and the Agent, and the Letter of Credit Issuer may cancel the Letter of Credit (effective on the first day thereafter on which there is no longer any Commercial Paper outstanding) by giving the Borrower, the Agent and the Depositary written notice thereof. The Letter of Credit Issuer and the

Borrower each agree to notify each other upon first learning of the occurrence of any event described in clauses (i) through (iv) above.

     (f) If upon the occurrence and during the continuance of an Event of Default the Agent shall, pursuant to Section 10 hereof, declare the Total Commitment to be terminated, then (x) the Letter of Credit Issuer shall have the right to require the Depositary to surrender the Letter of Credit to it on the earliest to occur of the following dates, as applicable: (1) the date of such declaration if no Commercial Paper shall then be outstanding or (2) if Commercial Paper shall then be outstanding, on the Business Day next succeeding the date on which there is no longer outstanding any Commercial Paper and (y) as set forth in Section 3 of the Depositary Agreement, no additional Commercial Paper shall be issued.

     (g) The Borrower shall have the right to cause the termination and cancellation of the Letter of Credit by delivery to the Depositary, the Agent, and each of the Banks a notice to such effect and specifying therein the date of such cancellation (the "Letter of Credit Termination Date"), which date shall not occur on any date on which there is outstanding any Commercial Paper.

     (h) The Letter of Credit Issuer shall have the right to require the Depositary to surrender the Letter of Credit to it on the Business Day immediately following the Expiry Date.

     (i) Promptly upon the occurrence of any Unpaid Drawing under the Letter of Credit, the Letter of Credit Issuer shall notify the Agent thereof.

     3.02 Agreement to Repay Disbursements Under Letter of Credit. (a) The Borrower hereby agrees to reimburse the Letter of Credit Issuer in immediately available funds by making payment to the Letter of Credit Issuer at its Payment Office (or by a charge to the Commercial Paper Account as provided in Section 3.03(c)), for each payment made under the Letter of Credit honoring any demand for payment (each a "Drawing") made by the Depositary thereunder (all such amounts so paid until reimbursed, "Unpaid Drawings"), such reimbursement to be due on the date of the Drawing, with interest on the amount so paid from and including the date paid, to the extent not reimbursed when due, to but not including the date of reimbursement therefor. Interest on the Unpaid Drawings shall be payable at a rate per annum equal to 2% per annum in excess of the Base Rate until reimbursed.

     (b)  Promptly   following  the  Letter  of  Credit   Issuer's   receipt  of
reimbursement with respect to Unpaid Drawings the Letter of Credit Issuer shall inform the Agent thereof.

     (c) The Borrower's obligation to reimburse the Letter of Credit Issuer under this Section 3.02 with respect to Unpaid Drawings shall be absolute, unconditional and irrevocable, and such Unpaid Drawings shall be paid strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Letter of Credit Issuer, any Participant or the Depositary or any of their affiliates, including (without limitation) any defense based on the failure of such payment to conform to the terms of the Letter of Credit or any failure of the Borrower to receive all or any part of the proceeds of the sale of Commercial Paper with respect to which demand for payment under the Letter of Credit was made by the Depositary or any nonapplication or misapplication by the Depositary of the proceeds of such demand for payment; provided, that such payment shall not constitute a waiver of any claims or rights which the Borrower may have.

     (d) Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, but without limiting any of the Borrower's obligations pursuant to any other Section of this Agreement or any other Credit Document, on any day on which both (i) Commercial Paper matures (such Commercial Paper, "Maturing Commercial Paper") and (ii) new Commercial Paper will be issued (such Commercial Paper, "New Commercial Paper"), the Borrower will pay to the Letter of Credit Issuer an amount equal to (x) the face amount of such Maturing Commercial Paper less (y) the proceeds from the sale of such New Commercial Paper (net of the discount applicable thereto and all fees to be paid from such proceeds to the dealer or dealers in respect thereof) expected to be deposited on such date in the Commercial Paper Account in accordance with Section 3.03(c) of this Agreement and Section 1 of the Depositary Agreement, such payment to be made prior to the issuance of such New Commercial Paper and to be specifically designated for the purpose of reimbursing, in part, the Letter of Credit Issuer for the Unpaid Drawing that will result on such date as a result of the Drawing the proceeds of which will be deposited into the L/C Account for the purpose of paying such Maturing Commercial Paper.

     3.03 Issuance of Commercial Paper. (a) The Borrower agrees that it will issue Commercial Paper only in the manner, at the times and in the amounts provided for herein and in the Depositary Agreement. Each note constituting Commercial Paper shall: (1) be substantially in the form of Exhibit G hereto and completed in accordance with the Depositary Agreement, (2) be dated the date of issuance thereof, (3) be made payable to the order of a named payee or bearer,
(4) have a stated maturity date which shall not be later than the earlier to occur of (A) the 270th day next succeeding the date of its issuance or (B) the 16th day next preceding the Expiry Date, and (5) be issued on a discount basis in a face amount of at least $100,000. Any Commercial Paper so issued on or after the Restatement Effective Date shall be deemed to be Tranche A Commercial Paper for all purposes of this Agreement and the other Credit Documents unless at the time of the issuance thereof the Borrower shall designate such Commercial Paper as Tranche B Commercial Paper in a writing delivered to the Depositary and the Agent.

     (b) The face amount of Tranche A Commercial Paper at any time outstanding (after giving effect to all payments of maturing Tranche A Commercial Paper then being made, to the use of the proceeds of any Commercial Paper then being issued and to any payments made pursuant to Section 3.02(d) of this Agreement and the fourth paragraph of Section 3(a) of the Depositary Agreement) shall not exceed an amount equal to (i) the Total Tranche A Loan Commitment less (ii) the aggregate outstanding principal amount of (x) all Tranche A Loans and, (y) all Unpaid Drawings in respect of Tranche A Commercial Paper. The face amount of Tranche B Commercial Paper at any time outstanding (after giving effect to all payments of maturing Tranche B Commercial Paper then being made, to the use of the proceeds of any Commercial Paper then being issued and to any payments made pursuant to Section 3.02(d) of this Agreement and the fourth paragraph of
Section 3(a) of the  Depositary  Agreement)  shall not exceed an amount equal to
(i) the Total Tranche B Loan Commitment less (ii) the aggregate outstanding principal amount of (x) all Tranche B Loans and (y) all Unpaid Drawings in respect of Tranche B Commercial Paper. The Borrower will not issue any Commercial Paper at any time when the conditions set forth in Section 6 are not satisfied. If the Agent has actual knowledge that any conditions precedent to the issuance of Commercial Paper are not satisfied, it shall so notify the Depositary.

     (c) All proceeds from the sale of Commercial Paper shall be initially deposited by the Depositary in the Commercial Paper Account. On each day on which funds are so deposited in the Commercial Paper Account, the Depositary is authorized by the Borrower (which authorization is irrevocable) to promptly transfer to the Letter of Credit Issuer the balance of the Commercial Paper Account to be applied by the Letter of Credit Issuer in the following order: (i) to reimburse the Letter of Credit Issuer for all its Unpaid Drawings, (ii) to pay accrued interest thereon as provided in Section 3.02(a), and (iii) to satisfy all other obligations of the Borrower to the Letter of Credit Issuer then due and payable hereunder. Any balance remaining after application pursuant to the preceding sentence shall be transferred to the Agent and applied to any other outstanding Obligations then due and payable. Any balance remaining after application pursuant to the two preceding sentences shall be released to the Borrower as the Borrower shall direct.

     (d) The Letter of Credit Issuer shall utilize funds removed from the L/C Account and paid to it pursuant to Section 4 of the Depositary Agreement to the extent thereof, to reimburse the Letter of Credit Issuer for Unpaid Drawings, with accrued interest thereon as provided in Section 3.02(a). Any funds paid to the Letter of Credit Issuer as described in the preceding sentence and remaining after the application described in the preceding sentence shall be transferred to the Agent and applied to any other outstanding Obligations then due and payable. Any balance remaining after application pursuant to the two preceding sentences shall be released to the Borrower as the Borrower shall direct.

     (e) Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, all commercial paper issued under the Existing Credit Agreement prior to the Restatement Effective Date and outstanding on the Restatement Effective Date shall constitute Commercial Paper hereunder, with an amount equal to 88% of each such outstanding Commercial Paper note being deemed for all purposes to be Tranche A Commercial Paper and an amount equal to 12% of each such outstanding Commercial Paper note being deemed for all purposes to be Tranche B Commercial Paper. As of its execution and delivery of this Agreement, the Borrower estimates that the face amount of such outstanding Commercial Paper as of the Restatement Effective Date shall be $160,000,000. On the Restatement Effective Date, the Borrower shall deliver to the Agent a schedule setting forth the face amount of all such outstanding Commercial Paper as of such date.

     (f) Any Commercial Paper issued in accordance with the Credit Documents prior to the earliest of (x) the Expiry Date; (y) the time of receipt by the

Depositary of the request from the Letter of Credit Issuer to surrender the Letter of Credit pursuant to Section 3.01(f) of the Credit Agreement; or (z) the time of receipt by the Depositary of the notice from the Borrower of the Letter of Credit Termination Date, shall be supported by the Letter of Credit.

     Section 4. Commitment Fee; Fees; Reductions of Commitments; Expiry Date.

     4.01 Fees. (a) The Borrower agrees to pay to the Agent for distribution to each Bank, a Commitment fee (the "Commitment Fee") for the period from the Restatement Effective Date until the Expiry Date (or such earlier date as the Total Commitment shall have been terminated) computed at a rate for each fiscal quarter of the Borrower equal to the Commitment Fee Percentage for such fiscal quarter multiplied by the daily average Unutilized Commitment of such Bank during such quarter. For purposes of the preceding sentence, the "Commitment Fee Percentage" for any fiscal quarter shall mean a rate per annum equal to the rate per annum set forth below opposite the ratio of the Guarantor's Consolidated Indebtedness (as defined in the Guaranty) for the then immediately preceding fiscal quarter to Net Cash Flow (as defined in the Guaranty) for the period of four consecutive fiscal quarters (taken as one accounting period) ended on the last day of such immediately preceding fiscal quarter:

                       Ratio                      Percentage
                       -----                      ----------
                  Less than 3.25:1                  0.175%
                  3.25:1 and above                  0.200%


Accrued Commitment Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year and on the Expiry Date or upon such earlier date as the Total Commitment shall be terminated.

     (b) The Borrower agrees to pay to the Agent for distribution to each Bank a Letter of Credit fee (the "Letter of Credit Fee") for the period from the Restatement Effective Date until the Expiry Date (or such earlier date as the Letter of Credit shall have been terminated and the Total Commitment shall have been terminated) computed at a rate for each fiscal quarter of the Borrower equal to the L/C Percentage for such fiscal quarter multiplied by the daily average Outstanding Commercial Paper Participation of such Bank during such quarter. For purposes of the preceding sentence, the "L/C Percentage" for any fiscal quarter shall mean a rate per annum equal to the rate per annum set forth below opposite the ratio of the Guarantor's Consolidated Indebtedness (as defined in the Guaranty) for the then immediately preceding fiscal quarter to Net Cash Flow (as defined in the Guaranty) for the period of four consecutive fiscal quarters (taken as one accounting period) ended on the last day of such immediately preceding fiscal quarter:

                       Ratio                    Percentage
                       -----                    ----------
                  Less than 3.25:1.0              0.40%
                  3.25:1 and above                0.45%

Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year and on the Expiry Date or upon such earlier date as the Total Commitment shall be terminated.

     (c) The Borrower shall pay to the Agent, for its own account, such fees as may be agreed to from time to time between the Borrower and the Agent.

     (d) The Borrower shall pay to the Letter of Credit Issuer, for its own account, such fees as may be agreed to from time to time between the Borrower and the Letter of Credit Issuer.

     (e) The Borrower shall pay to the Letter of Credit Issuer, for its own account, a fee of $2,000 with respect to each transfer of the Letter of Credit to a new beneficiary.

     4.02 Termination of Commitments. (a) On the Expiry Date, the Total Commitment (and the Commitment of each Bank) shall terminate in its entirety.

     (b) Upon at least five Business Days' prior notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to reduce or terminate the Total Commitment in whole or in part, in integral multiples of $10,000,000, provided that (i) any such reduction or termination must be applied to reduce the Total Tranche A Loan Commitment and the Total Tranche B Loan Commitment on a pro rata basis, (ii) no such reduction of the Total Tranche A Loan Commitment may exceed the Unutilized Total Tranche A Commitment at such time, (iii) no such reduction of the Total Tranche B Loan Commitment may exceed the Unutilized Total Tranche B Commitment at such time and (iv) any such reduction of the Total Tranche A Loan Commitment or the Total Tranche B Loan Commitment shall apply proportionately to reduce the Tranche A Loan Commitment or Tranche B Loan Commitment, as the case may be, of each Bank.

     4.03 Expiry Date. The "Expiry Date" of the Total Commitment shall be June 30, 1997; provided, however, that on or before (but not more than 60 days before) May 1, 1996 and on or before (but not more than 60 days before) May 1 of every second year thereafter, the Borrower may make a written request to the Agent, who shall forward a copy of each such request to the Letter of Credit Issuer and to each of the Banks, that the Expiry Date be extended to June 30 of the third next succeeding calendar year (e.g., in the case of any such request made in 1996, that the Expiry Date be extended to June 30, 1999). Such request shall be accompanied by a certificate of a senior officer of the Borrower stating that no Default or Event of Default has occurred and is continuing. If, by the June 1 next succeeding the delivery of such request, the Agent, the Letter of Credit Issuer and each of the Banks agree thereto in writing, "Expiry Date" shall mean such June 30. The Agent shall notify the Depositary and the Letter of Credit Issuer of the effectiveness of any such extension. Neither the Agent, the Letter of Credit Issuer nor any Bank shall be obligated to grant any extensions pursuant to this Section 4.03 and any such extension shall be in the sole discretion of each of them.

     Section 5. Prepayments; Payments.

     5.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall give the Agent at its Notice Office at least two Business Days' prior notice of its intent to prepay the Loans, the amount of such prepayment, whether the Loans to be prepaid are Tranche A Loans or Tranche B Loans, the Types of Loans to be prepaid, and, in the case of Eurodollar Rate Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Agent shall promptly transmit to each of the Banks with Commitments under the respective Tranche; (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 in the case of Base Rate Loans and $3,000,000 in the case of Eurodollar Rate Loans, provided that no partial prepayment made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $1,000,000 in the case of Base Rate Loans and $3,000,000 in the case of Eurodollar Rate Loans;
(iii) prepayments of Eurodollar Rate Loans made pursuant to this Section 5.01 may only be made on the last day of an Interest Period applicable thereto unless prior thereto the Borrower shall have paid in full all amounts requested by any of the Banks pursuant to Section 2.11; and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans.

     5.02 Mandatory Prepayments. (a) On any day on which the aggregate outstanding principal amount of the Tranche A Loans plus the outstanding face amount of Tranche A Commercial Paper plus Unpaid Drawings in respect of Tranche A Commercial Paper exceeds the Total Tranche A Loan Commitment as then in effect, the Borrower shall prepay principal of the Tranche A Loans in an amount equal to such excess.

     (b) On any day on which the aggregate outstanding principal amount of the Tranche B Loans plus the outstanding face amount of Tranche B Commercial Paper plus Unpaid Drawings in respect of Tranche B Commercial Paper exceeds the Total Tranche B Loan Commitment as then in effect, the Borrower shall prepay principal of the Tranche B Loans in an amount equal to such excess.

     (c) With respect to each prepayment of Loans required by this Section 5.02, the Borrower may designate the Types of Loans which are to be prepaid and, in the case of Eurodollar Rate Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) prepayments of Eurodollar Rate Loans made pursuant to this Section 5.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Rate Loans of the respective Tranche with Interest Periods ending on such date of required prepayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any prepayment of Eurodollar Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $3,000,000, such outstanding Loans shall immediately be converted into Base Rate Loans; and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion.

     5.03 Method and Place of Payment. Except as otherwise specifically provided herein or in the Depositary Agreement, all payments under this Agreement or any

Note shall be made to the Agent for the account of the Bank or Banks entitled thereto not later than 1:00 P.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.


     5.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding, except as provided below, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or Applicable Lending Office of such Bank is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). The Borrower shall also reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or Applicable Lending Office of such Bank is located as such Bank shall determine are payable by such Bank in respect of amounts paid to or on behalf of such Bank pursuant to the preceding sentence. If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

     (b) Prior to the Restatement Effective Date, and from time to time thereafter if requested by the Borrower, each Bank organized under the laws of a jurisdiction outside the United States shall provide the Borrower with the forms prescribed by the Internal Revenue Service of the United States (currently Form 4224 or Form 1001) certifying such Bank's exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the Notes as at the date of such certificate. Unless the Borrower has received forms or other documents satisfactory to it indicating that payments hereunder or under any Note are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States. If any Bank organized under the laws of a jurisdiction outside the United States fails to provide the Borrower with the prescribed forms referred to in the first sentence of this Section 5.04(b), the Borrower shall not be required to compensate such Bank under Section 5.04(a) for the amount of taxes withheld pursuant to the immediately preceding sentence; provided that this sentence shall be inapplicable to any Bank that is not able to make the certification set forth in such prescribed forms as a result of a change in United States federal income tax law, regulation or interpretation occurring after the Restatement Effective Date, or to an amendment, modification or revocation of an applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case, occurring after the Restatement Effective Date.

     Section 6. Conditions Precedent. Each Credit Event is subject (except and to the extent as hereinafter indicated) to the satisfaction of the following conditions with each Credit Event constituting a representation and warranty by the Borrower that the conditions specified in Section 6.03 below are then satisfied:

     6.01 Rating Letter. On the Restatement Effective Date, Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") shall have given the Commercial Paper its highest rating and the Agent shall have received a copy of a letter (a "Rating Letter") from each of Moody's and S&P to such effect and at the time of each issuance of Commercial Paper, a Rating Letter from Moody's and S&P to such effect shall be in effect and each shall have given such Commercial Paper its highest rating.

     6.02 Notes. On the date of the first Borrowing hereunder there shall have been delivered to the Agent for the account of each of the Banks the appropriate Note executed by the Borrower in the amount, maturity and as otherwise provided herein.

     6.03 No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties con- tained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, other than representations and warranties stated to be correct as of a date certain which shall have been true and correct in all material respects on such date certain.

     6.04 Opinions of Counsel. On the Restatement Effective Date, the Agent shall have received from Davis & Gilbert, counsel to the Borrower and the Guarantor, an opinion addressed to each of the Banks and dated the Restatement Effective Date substantially in the form of Exhibit C and covering such other matters incident to the transactions contemplated herein as any Bank may reasonably request.

     6.05 Subsequent Legal Opinions. If, at the time of any Credit Event subsequent to the Restatement Effective Date, any Bank or the Letter of Credit Issuer shall have requested same, the Agent shall have received from counsel (who shall be reasonably satisfactory to the Required Banks) for the Borrower an opinion in form and substance satisfactory to the Banks and the Letter of Credit Issuer, addressed to the Banks and the Letter of Credit Issuer and dated the date of such Credit Event, covering such of the matters set forth in the opinion of counsel required to be delivered pursuant to Section 6.04 as the requesting Bank or the Letter of Credit Issuer shall specify or such other matters incident to the transactions contemplated herein as the requesting Bank or the Letter of Credit Issuer may reasonably request.

     6.06 Corporate Documents; Proceedings. (a) On the Restatement Effective Date, the Agent shall have received a certificate, dated the Restatement Effective Date, signed by the President or any Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in the form of Exhibit D-1 with appropriate insertions, together with copies of the

Certificate of Incorporation and By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate.

     (b) On the Restatement Effective Date, the Agent shall have received a certificate, dated the Restatement Effective Date, signed by the President or any Vice President of the Guarantor and attested to by the Secretary or any Assistant Secretary of the Guarantor, in the form of Exhibit D-2, with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Guarantor and the Resolutions of the Guarantor referred to in such Certificate.

     (c) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Banks, and the Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which any Bank reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

     6.07  Amended and  Restated  Participation  Agreement.  On the  Restatement
Effective Date, the condition specified in Section 3.01(b) shall have been satisfied.

     6.08 Guaranty. On the Restatement Effective Date, the Guarantor shall have duly authorized, executed and delivered an amended and restated Guaranty in the form of Exhibit K (as modified, supplemented, or amended from time to time, the "Guaranty"), and such Guaranty shall be in full force and effect as of the date of each Credit Event.

     6.09 Commercial Paper. At the time of the initial issuance of Commercial Paper, the Letter of Credit shall have been issued and on the date of each subsequent issuance of Commercial Paper, the Letter of Credit Termination Date shall not have occurred.

     6.10 Existing Credit Agreement. On the Restatement Effective Date all loans under the Existing Credit Agreement shall have been or concurrently with the incurrence of Loans hereunder on the Restatement Effective Date shall be, repaid in full, together with all accrued but unpaid interest thereon, and all other amounts owing pursuant to the Existing Credit Agreement (including without limitation all accrued but unpaid Fees (as defined therein), whether or not then otherwise due and payable) shall have been paid in full.

     6.11 Existing Letter of Credit. The letter of credit outstanding under the Existing Credit Agreement shall have been or concurrently with the issuance of the Letter of Credit hereunder on the Restatement Effective Date shall be, returned by the Depositary to the Letter of Credit Issuer and cancelled by the Letter of Credit Issuer.

     The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Banks that all the conditions specified in Section 6.03 exist as of that time. All the Notes, certificates, legal opinions and other documents and papers referred to in this
Section 6, unless otherwise specified, shall be delivered to the Agent at the Agent's Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Banks.

     Section 7. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans and to issue or participate in the Letter of Credit, the Borrower makes the following representations, warranties and agreements as of the Restatement Effective Date, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letter of Credit.

     7.01 Corporate Status. Each of the Borrower and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

     7.02 Corporate Power and Authority. The Borrower has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has, or in the case of all Commercial Paper, when issued will have, duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes or, in the case of Commercial Paper, when issued in accordance with the provisions hereof and of the Depositary Agreement, will constitute, its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

     7.03 No Violation. Neither the execution, delivery or performance by the Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsis- tent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

     7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which the Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

     7.05 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

     7.06 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to any Bank (including without limitation all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not omit to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

     7.07 Use of Proceeds; Margin Regulations. All proceeds of each Loan and of Commercial Paper shall be used by the Borrower for general corporate purposes; provided that no part of the proceeds of any Loan or any Commercial Paper will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board. Not more than 25% of the value of the assets of the Borrower or the Borrower and its Subsidiaries subject to the restrictions contained in
Section 9 of the Credit Agreement constitute Margin Stock and, at the time of each Credit Event, not more than 25% of the value of the assets of the Borrower or the Borrower and its Subsidiaries subject to the restrictions contained in
Section 9 of the Credit Agreement will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section 7.07, the Borrower will not use the proceeds of any Loan or any Commercial Paper to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the Guarantor and its Subsidiaries (including without limitation the Borrower) of 10% or more of the capital stock of such corporation, in either case if the Board of Directors of such corporation has publicly announced its opposition to such transaction.

     7.08 Tax Returns and Payments. Each of the Borrower and its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax re- turns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Borrower and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

     7.09 Compliance with ERISA. Each Plan is in substantial compliance with ERISA; no Plan is insolvent or in reorganization, no Plan has an Unfunded Current Liability, and no Plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account within the meaning of
Section 412 of the Code; neither the Borrower or any Subsidiary or ERISA Affiliate of the Borrower has incurred any material liability to or on account of a Plan pursuant to Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or expects to incur any liability under any of the foregoing sections on account of the termination of participation in or contributions to any such Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to the Borrower or any of its Subsidiaries of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no Lien imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may terminate contributions to any other employee benefit plans maintained by them without incurring any material liability to any Person interested therein.

     7.10 Subsidiaries. As of June 30, 1994, the corporations listed on Schedule III are the only Subsidiaries of the Borrower. Schedule III correctly sets forth, as of June 30, 1994, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

     7.11  Compliance  with  Statutes,   etc.  Each  of  the  Borrower  and  its
Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

     7.12  Investment   Company  Act.  Neither  the  Borrower  nor  any  of  its
Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     7.13 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     7.14 Commercial Paper. All Commercial Paper will constitute exempt securities under Section 3(a)(2) of the Securities Act of 1933, as amended, and neither registration of the Commercial Paper under such Act, nor qualification of an indenture with respect to Commercial Paper under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, issuance, sale or delivery of Commercial Paper.

     Section 8. Affirmative Covenants. The Borrower covenants and agrees that on and after the Restatement Effective Date and until the Total Commitment has terminated, the Letter of Credit has expired and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

     8.01 Information Covenants. The Borrower will furnish to each Bank:

          (a) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7(a)(i) and (ii) of the Guaranty, a certificate of the chief financial officer of the Borrower to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof.

          (b) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding pending (x) against the Borrower or any of its Subsidiaries which could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole or (y) with respect to any Credit Document and (iii) any other event which is likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

          (c) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC").

          (d) Other Information. From time to time, such other information or documents (financial or otherwise) as any Bank may reasonably request.

     8.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Bank to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Agent or such Bank may request.

     8.03 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.03 shall prevent (i) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or such Subsidiary or (ii) any merger involving the Borrower or any of its Subsidiaries to the extent permitted by Section 7(j) of the Guaranty.

     8.04 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

     8.05 ERISA. As soon as possible and, in any event, within 10 days after the Borrower or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Borrower will deliver to each of the Banks a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and such action, if any, which the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in Section 4041 (c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Borrower, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by the Borrower or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Borrower or such Subsidiary.

     8.06 End of Fiscal Years; Fiscal Quarters. The Borrower shall cause (i) each of its, and each of its Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

     Section 9. Negative Covenants.

     The Borrower covenants and agrees that on and after the Restatement Effective Date and until the Total Commitment has terminated, the Letter of Credit has expired and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

     9.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of Liens expressly permitted under Section 7(i) of the Guaranty.

     9.02 Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, or permit any of its Subsidiaries so to do any of the foregoing, except that the Borrower and its Subsidiaries may take any of the foregoing actions to the extent expressly permitted under Section 7(j) of the Guaranty.

     9.03 Leases. The Borrower will not enter into or permit any Subsidiary to enter into any agreements to rent or lease any real or personal property (excluding capitalized leases) except in the ordinary course of business.

     9.04 Indebtedness. The Borrower will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness listed on Schedule II to the Guaranty ("Existing Indebtedness"),
(ii) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by such Subsidiaries in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Subsidiary and (iii) obligations under letters of credit incurred by such Subsidiaries in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation and (iv) Indebtedness of Subsidiaries of the Borrower to the extent permitted under Section 7(l) of the Guaranty.

     9.05 Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except as expressly permitted under Section 7(m) of the Guaranty.

     9.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower, other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

     9.07 Limitation on Restrictions on Subsidiary Dividends and Other Distributions. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or (c) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement or any other Credit Document and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower.

     9.08 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it is engaged on the Restatement Effective Date and any other reasonably related businesses.

     9.09 Sale of Commercial Paper. The Borrower will not retain any dealer or placement agent with respect to Commercial Paper unless such dealer or placement agent is approved in writing by the Required Banks which consent shall not be unreasonably withheld. The Banks hereby approve (i) Chase Securities Inc. and Goldman Sachs Money Markets, L.P. ("GSMM") to act as placement agent for Tranche A Commercial Paper and (ii) GSMM to act as placement agent for Tranche B Commercial Paper. The Borrower will not permit any offering circular or other similar document to contain any description of the Letter of Credit Issuer which description is not approved by the Letter of Credit Issuer in writing.

     9.10 Dividends. The Borrower will not declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of the Borrower now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock); provided that the Borrower may take any of the foregoing actions so long as no Default or Event of Default exists or would result therefrom.

     Section 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

     10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or any Unpaid Drawing or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or any Note or any Fees or any other amounts owing hereunder or under any Note; or

     10.02 Representations, etc. Any representation, warranty or statement made by the Borrower or the Guarantor herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     10.03 Covenants. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(b)(i), 8.06 or 9 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections
10.01 and 10.02 and clause (i) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by either the Agent or any Bank; or

     10.04 Default Under Other Agreements. The Borrower, the Guarantor or any of their Subsidiaries shall (i) default in any payment of any Indebtedness in excess of $10,000,000 in the aggregate (other than the Notes) beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or any Indebtedness of the Borrower, the Guarantor or any of their Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

     10.05 Bankruptcy, etc. The Borrower, the Guarantor or any of their Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower, the Guarantor or any of their Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, the Guarantor or any of their Subsidiaries, or the Borrower, the Guarantor or any of their Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, the Guarantor or any of their Subsidiaries, or there is commenced against the Borrower, the Guarantor or any of their Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower, the Guarantor or any of their Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower, the Guarantor or any of their Subsidiaries suffers any appointment of any custodian or the like for it or all or substantially all of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower, the Guarantor or any of their Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower, the Guarantor or any of their Subsidiaries for the purpose of effecting any of the foregoing; provided, that it shall not constitute an Event of Default under this Agreement to the extent that any of the foregoing events set forth in this
Section 10.05 occurs solely with respect to any Specified Subsidiary at a time when such Specified Subsidiary has no material assets, employees or operations; or

     10.06 ERISA. Any Plan shall fail to maintain the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan is, shall have been or is likely to be terminated or the subject of termination proceeding under ERISA, any Plan shall have an Unfunded Current Liability, or the Borrower or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events the imposition of a Lien upon the assets of the Borrower, the Guarantor or any of their Subsidiaries, the granting of a security interest, or a liability or a material risk of incurring a liability to the PBGC or a Plan or a trustee appointed under ERISA or a penalty under Section 4971 of the Code, which, in the opinion of the Required Banks, will have a material adverse effect upon the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower, the Guarantor, the Borrower and its Subsidiaries taken as a whole or the Guarantor and its Subsidiaries taken as a whole; or

     10.07 Guaranty. The Guaranty or any provision thereof shall cease to be in full force or effect; or the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guaranty; or the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty (other than those referred to in Sections 7(a)-(g), (l) or (m) thereof); or the Guarantor shall default in the due performance or observance of any term, covenant or agreement contained in Sections 7(a)-(g), (l) or (m) of the Guaranty and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by either the Agent or any Bank; or

     10.08 Ownership of the Borrower. The Guarantor shall cease to own, directly or indirectly, all of the capital stock of the Borrower; or

     10.09 Ownership of the Guarantor. (i) In any twelve month period, 40% or more of the members of the full Board of Directors of the Guarantor shall have resigned or been removed or replaced, or (ii) the acquisition, whether directly or indirectly, by any Person or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than an employee benefit or stock ownership plan of the Guarantor) of more than 30% of the voting stock of the Guarantor shall have occurred; or

     10.10 Judgments. One or more judgments or decrees shall be entered against the Borrower, the Guarantor or any of their Subsidiaries involving in the aggregate for the Borrower, the Guarantor and their Subsidiaries a liability (not paid or fully covered by insurance) of $2,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; provided, that it shall not constitute an Event of Default under this Agreement to the extent that any of the foregoing events set forth in this Section 10.10 occurs solely with respect to any Specified Subsidiary at a time when such Specified Subsidiary has no material assets, employees or operations; or

     10.11 Fundamental Change of Guarantor. A Fundamental Change (as such term is defined in the Indenture dated as of September 1, 1993, between the Guarantor and Morgan Guaranty Trust Company of New York, as trustee) shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent may and, upon the written request of the Required Banks, shall, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, the Letter of Credit Issuer, any Bank or the holder of any Note to enforce its claims against the Borrower (provided, that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent to the Borrower as specified in clauses
(i), (ii) and (iii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank to make Loans hereunder and the commitment of the Letter of Credit Issuer to maintain the Letter of Credit shall forthwith terminate immediately (subject in the case of the Letter of Credit to Section 3.01(f)) and any Commitment Fees, Letter of Credit Fees and all other fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (iii) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice (or upon the occurrence of an Event of Default specified in Section
10.05) it will pay) to the Agent at the Agent's Payment Office such amount of cash, to be held as security by the Agent, as is equal to the face amount of any outstanding Commercial Paper.

     Section 11. The Agent.

     11.01 Appointment. The Banks hereby designate Swiss Bank Corporation, New York Branch, as Agent, to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

     11.02 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Guaranty. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

     11.03 Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make its own independent investigation and appraisal of the financial condition and affairs of the Borrower and the Guarantor in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information,



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

representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or the Guarantor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or the Guarantor or the existence or possible existence of any Default or Event of Default.

     11.04 Certain Rights of the Agent. If the Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

     11.05 Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

     11.06 Indemnification. To the extent the Agent is not reimbursed by the Borrower, the Banks will reimburse the Agent on demand, in proportion to their respective percentages used in determining the Required Banks at such time, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of what- soever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Credit Document, or in any way relating to or arising out of this Agreement or any other Credit Document;

provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Banks under this Section 11.06 shall survive the termination of this Agreement.

     11.07 The Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Bank" and for the "Letter of Credit Issuer" and may exercise the same rights and powers as though it were not performing the duties of the Agent specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any Affiliate of the Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     11.08 Holders. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     11.09 Resignation by the Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

     (b) Upon any such notice of resignation, the Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

     (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, may then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

     (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.

     Section 12. Miscellaneous.

     12.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (x) of the Agent (including, without limitation, the fees and disbursements of White & Case) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto and (y) of the Agent, the Letter of Credit Issuer and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the fees and disbursements of counsel for the Agent, the Letter of Credit Issuer and for each of the Banks); (ii) pay and hold each of the Banks and the Letter of Credit Issuer harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank or the Letter of Credit Issuer) to pay such taxes; and (iii) indemnify each of the Agent, the Letter of Credit Issuer and each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penal-ties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Agent, the Letter of Credit Issuer or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other
Credit Document, the issuance or maintenance of the Letter of Credit or the participation therein or the use of the proceeds of any Loans or the Commercial Paper hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

     12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank and the Letter of Credit Issuer is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank or the Letter of Credit Issuer (including, without limitation by branches and agencies of such Bank or the Letter of Credit Issuer wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank or the Letter of Credit Issuer under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to
Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank or the Letter of Credit Issuer shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at its address specified opposite its signature below; if to any Bank, at its Base Rate Lending Office specified opposite its name on Schedule II; and if to the Agent or the Letter of Credit Issuer, at its Notice Office; or, as to the Borrower, the Agent or the Letter of Credit Issuer, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower, the Agent and the Letter of Credit Issuer. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Agent or the Letter of Credit Issuer shall not be effective until received.

     12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder and under the Notes, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign its Commitment hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement except to the extent such amendment or waiver requires the consent of 100% of the Banks, as provided in Section 12.13. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to the benefits of Sections 2.10, 2.11 and 5.04 of this Agreement to the extent that such Bank would be entitled to such benefits if the participation had not been transferred, granted or assigned. Promptly following the consummation of any participation pursuant to this Section 12.04(a), the Bank entering into such participation shall notify the Borrower thereof.

     (b) Notwithstanding the foregoing, any Bank may, with the prior written consent of the Borrower, the Agent and the Letter of Credit Issuer, assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate of its Commitment (and related outstanding principal amount of Loans) hereunder to one or more commercial banks or other financial institutions, provided that (i) at such time Schedule I hereto and Annex A to the Participation Agreement shall be deemed modified to reflect the Commitments, Tranche A Participation Percentages and Tranche B Participation Percentages of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and (iii) the Agent shall receive at the time of each such assignment, from the assigning or the assignee Bank, the payment of a non-refundable assignment fee of $3,000. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder and under the Participation Agreement with respect to its assigned Commitments.

     (c) Notwithstanding anything to the contrary contained herein, each Bank shall be entitled to pledge its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

     12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent, the Letter of Credit Issuer or any Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower, the Agent, the Letter of Credit Issuer or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or priv-ilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent, the Letter of Credit Issuer or any Bank or the holder of any Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Letter of Credit Issuer or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

     12.06 Payments Pro Rata. (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower hereunder, it shall distribute such payment to the Banks pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

     (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Fees or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total amount of such Obligation then owed and due to such Bank bears to the total amount of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     12.07 Calculations; Computations. All computations of interest, Commitment Fees, Letter of Credit Fees and other Fees hereunder shall be made on the basis of a year of 360 days (365 days in the case of interest on Base Rate Loans) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Fees, Letter of Credit Fees or other Fees are payable.

     12.08 Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrower with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the

Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower agrees that if at any time its principal place of business is not in the City and State of New York, it will irrevocably designate, appoint and empower an agent for purposes of this Section, in the City and State of New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Borrower agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agent. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     12.09 Obligation to Make Payments in Dollars. The obligation of the Borrower to make payment in Dollars of the principal of and interest on the Notes and any other amounts due hereunder or under any other Credit Document to the Payment Office of the Agent as provided in Section 5.03 shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the Agent at its Payment Office on behalf of the Banks or holders of the Notes of



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

the full amount of Dollars expressed to be payable in respect of the principal of and interest on the Notes and all other amounts due hereunder or under any other Credit Document. The obligation of the Borrower to make payments in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of the principal of and interest on the Notes and any other amounts due under any other Credit Document, and shall not be affected by judgment being obtained for any other sums due under this Agreement or under any other Credit Document.

     12.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

     12.11 Effectiveness. This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) the Borrower, each of the Banks, the Agent and the Letter of Credit Issuer shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at the Payment Office of the Agent or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written, telex or telecopy notice (actually received) at such office that the same has been signed and mailed to it and (ii) each of the conditions set forth in Sections 6.01, 6.03, 6.04, 6.06, 6.07, 6.08, 6.10 and 6.11 shall have been satisfied.

     12.12 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     12.13 Amendment or Waiver. None of this Agreement, any other Credit Document or the Letter of Credit nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Banks and the Agent; provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Bank and the Letter of Credit Issuer, (i) extend the Expiry Date or the final maturity of any Loan, Note, or Unpaid Drawing or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, or increase the Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment of any Bank), (ii) release the Guarantor from its obligations under the Guaranty, (iii) amend, modify or waive any provision of this Section 12.13 or Section 11.06, 12.01, 12.02, 12.04,
12.06 or 12.07, (iv) reduce the percentage specified in the definition of Required Banks, (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (vi) extend the expiration date of, or increase the Stated Amount of, the Letter of Credit.

     Notwithstanding anything to the contrary contained in this Agreement, no material change or amendment to this Agreement shall be effective until the Borrower and/or the Agent shall have notified Moody's and S&P in writing of such change or amendment.

     12.14 Survival. All indemnities set forth herein including, without limitation, in Sections 2.10, 2.11, 5.04, 11.06 and 12.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

     12.15 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank; provided, that each Bank will use its best efforts not to transfer its Loans to an Applicable Lending Office which would give rise to the operation of Sections 2.10(a)(ii) or (iii), 2.10(c) or 5.04 unless in its sole discretion such Bank finds that such nontransfer would be disadvantageous to it.

     12.16 Modification of Existing Credit Agreement. The Borrower, each of the Existing Banks and Morgan hereby agree that, with respect to Amendment, Waiver and Release No. 1, dated as of June 2, 1994, relating to the Existing Credit Agreement ("Amendment No. 1"), references in Sections 1 and 2 of Amendment No. 1 to April 1, 1994 shall be deemed to be references to March 31, 1994, and references in such Sections to June 30, 1994 shall be deemed to be references to June 29, 1994.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:

437 Madison Avenue                 OMNICOM FINANCE INC.
New York, New York 10022

                                   By   /s/ Dennis E. Hewitt
                                     -----------------------------
                                            Dennis E. Hewitt
                                     Title: Treasurer


                                   SWISS BANK CORPORATION,
                                     acting through its New York
                                     Branch, Individually, as the
                                     Letter of Credit Issuer and as
                                     Agent


                                   By   /s/ Sean M. Harrigan
                                     ----------------------------
                                            Sean M. Harrigan
                                     Title: Executive Director
                                            Merchant Banking


                                   By   /s/ Jane A. Majeski
                                     -----------------------------
                                            Jane A Majeski
                                     Title: Director
                                            Merchant Banking


                                   THE CHASE MANHATTAN BANK, N.A.


                                   By   /s/ Bruce Langenkamp
                                     -----------------------------
                                            Bruce Langenkamp
                                     Title: Vice President


                                   THE NORTHERN TRUST COMPANY


                                   By   /s/ James C. McCall
                                     -----------------------------
                                            James C. McCall
                                     Title: Second Vice President


                                   SOCIETE GENERALE


                                   By   /s/ William A. Sinsigalli
                                     -----------------------------
                                            William A. Sinsigalli
                                     Title: Vice President and Manager

                                   ABN AMRO BANK N.V. (successor by
                                   merger to Algemene Bank Nederland
                                   N.V.), New York Branch


                                   By   /s/ Laura G. Fazio
                                     -----------------------------
                                            Laura G. Fazio
                                     Title: Vice President


                                   By   /s/ Janet T. Marple
                                     -----------------------------
                                            Janet T. Marple
                                     Title: Corporate Banking Officer


                                   CITIBANK, N.A.


                                   By   /s/ Eric Huttner
                                     -----------------------------
                                            Eric Huttner
                                     Title: Vice President


                                   DRESDNER BANK AG, New York and
                                     Grand Cayman Branches


                                   By   /s/ D. Slusarczyk
                                     -----------------------------
                                            D. Slusarczyk
                                     Title:


                                   By   /s/ Ernest Fung
                                     -----------------------------
                                            Ernest Fung
                                     Title: Vice President


                                   MARINE MIDLAND BANK


                                   By   /s/ Gregory J. Arek
                                     -----------------------------
                                            Gregory J. Arek
                                     Title: Vice President


                                   CHEMICAL BANK


                                   By   /s/ Thomas J. Cox
                                     -----------------------------
                                            Thomas J. Cox
                                     Title: Vice President


                                   CONTINENTAL BANK


                                   By   /s/ Ruth E. Gross
                                     -----------------------------
                                            Ruth E. Gross
                                     Title: Vice President

                                   THE FUJI BANK, LIMITED
                                   New York Branch


                                   By   /s/ Yoshihiko Shiotsugu
                                     -----------------------------
                                            Yoshihiko Shiotsugu
                                     Title: Vice President & Manager

                                   MELLON BANK, N.A.


                                   By   /s/ Diane P. Durnin
                                     -----------------------------
                                            Diane P. Durnin
                                     Title: Vice President

                                   UNION BANK OF SWITZERLAND


                                   By   /s/ Daniel H. Perron
                                     -----------------------------
                                            Daniel H. Perron
                                     Title: Vice President


                                   By   /s/ Daniel R. Strickford
                                     -----------------------------
                                            Daniel R. Strickford
                                     Title: Assistant Treasurer


                                   WACHOVIA BANK OF GEORGIA, N.A.


                                   By   /s/ Samuel P. Moss
                                     -----------------------------
                                            Samuel P. Moss
                                     Title: Senior Vice President


                                   WESTPAC BANKING CORPORATION


                                   By   /s/ Christopher Noble
                                     -----------------------------
                                            Christopher Noble
                                     Title: Senior Vice Presdient & Manager

Consented and agreed to solely
for purposes of effecting the
amendment and restatement of the
Existing Credit Agreement,
ceasing to be a Bank under the
Agreement and agreeing to the
terms of Section 12.16:

MORGAN GUARANTY TRUST
  COMPANY OF NEW YORK


 By   /s/ D. Linda Scheuplein
   -----------------------------
          D. Linda Scheuplein
   Title: Vice President

                                                                      SCHEDULE I
                                                                      ----------


                            Schedule of Commitments
                            -----------------------

                                    Tranche A Loan                Tranche B
    Name of Bank                      Commitment               Loan Commitment
    ------------                    --------------             ---------------
SWISS BANK CORPORATION               $30,000,000                      $0

THE CHASE MANHATTAN
  BANK, N.A.                              $0                     $30,000,000

THE NORTHERN TRUST COMPANY           $30,000,000                      $0

SOCIETE GENERALE                     $30,000,000                      $0

ABN AMRO BANK N.V.                   $15,000,000                      $0

CITIBANK, N.A.                       $15,000,000                      $0

DRESDNER BANK AG                     $15,000,000                      $0

MARINE MIDLAND BANK                  $15,000,000                      $0

CHEMICAL BANK                        $10,000,000                      $0

CONTINENTAL BANK                     $10,000,000                      $0

THE FUJI BANK, LIMITED               $10,000,000                      $0

MELLON BANK, N.A.                    $10,000,000                      $0

UNION BANK OF SWITZERLAND            $10,000,000                      $0

WACHOVIA BANK OF GEORGIA,
  N.A.                               $10,000,000                      $0

WESTPAC BANKING
  CORPORATION                        $10,000,000                      $0
                                     -----------                 -----------
                                    $220,000,000                $30,000,000
                                    ============                ===========

                                                                     SCHEDULE II


                                  Base Rate            Eurodollar
Name of Bank                      Lending Office       Lending Office
- ------------                      --------------       --------------
SWISS BANK CORPORATION            Same as Name of      Swiss Bank Corporation
222 Broadway - 4th Floor          Bank                   Grand Cayman Branch
New York, New York  10041         c/o Swiss Bank
Attention:  Jane Majeski                                 Corporation, New York
                                                         Branch
                                                       222 Broadway - 4th Floor
                                                       New York, New York 10041
                                                       Attention: Jane Majeski

THE CHASE MANHATTAN               Same as Name of      The Chase Manhattan Bank,
  BANK, N.A.                      Bank                   N.A.
One Chase Manhattan Plaza                              Cayman Island Branch
New York, New York  10081                              c/o The Chase Manhattan
Attention:  Bruce Langenkamp                             Bank, N.A.
                                                       One Chase Manhattan Plaza
                                                       New York, New York 10081

THE NORTHERN TRUST COMPANY        Same as Name of      Same as Name of
50 South LaSalle Street           Bank                 Bank
Chicago, Illinois  60675
Attention:  J. Chip McCall

SOCIETE GENERALE                  Same as Name of      Societe Generale
50 Rockefeller Plaza              Bank                 Grand Cayman
New York, New York  10020                              c/o Societe Generale
Attention:  Pascale Hainline                           50 Rockefeller Plaza
                                                       New York, NY   10020

ABN AMRO BANK N.V.,               Same as Name of      Same as Name of
  New York Branch                 Bank                 Bank
500 Park Avenue
New York, New York  10022
Attention:  Pamela del Vecchio

CITIBANK, N.A.                    Same as Name of      Same as Name of
399 Park Avenue                   Bank                 Bank
12th Floor, Zone 16
New York, New York  10043
Attention:  Dorothea Thomas

DRESDNER BANK AG,                 Same as Name of      Dresdner Bank AG,
  New York Branch                 Bank                   Grand Cayman Branch
75 Wall Street                                         c/o Dresdner Bank AG,
New York, New York  10005                                New York Branch
Attention:  Lora Lam                                   75 Wall Street
                                                       New York, New York 10005
                                                       Attention: Lora Lam

                                                                     SCHEDULE II
                                                                          Page 2

                               Base Rate                 Eurodollar
Name of Bank                   Lending Office            Lending Office
- ------------                   --------------            --------------
MARINE MIDLAND BANK            Marine Midland Bank       Marine Midland Bank
250 Park Avenue, 3rd Floor     One MM Center             One MM Center
New York, New York  10017      Buffalo, New York 14203   Buffalo, New York 14203
Attention: Gregory J. Arek     Attention: Beth Weiss,    Attention: Beth Weiss,
                               Agency Servicing          Agency Servicing

CHEMICAL BANK                  Same as Name of           Same as Name of
600 Fifth Avenue, 5th Floor    Bank                      Bank
New York, New York  10020
Attention:  Jordan Rednor

CONTINENTAL BANK               Same as Name of           Same as Name of
231 S. LaSalle Street          Bank                      Bank
Chicago, Illinois  60697
Attention:  Ruth Gross

THE FUJI BANK, LIMITED         Same as Name of           Same as Name of
New York Branch                Bank                      Bank
2 World Trade Center
79th Floor
New York, New York  10048
Attention:  Mark Nolan

MELLON BANK, N.A.              Same as Name of           Same as Name of
Three Mellon Bank Center       Bank                      Bank
Room 153-2302
Pittsburgh, PA  15258
Attention:  Rose Covel

UNION BANK OF SWITZERLAND      Same as Name of           Same as Name of
New York Branch                Bank                      Bank
299 Park Avenue, 33 Floor
New York, New York  10171
Attention: Daniel H. Perron

WACHOVIA BANK OF GEORGIA,      Same as Name of           Same as Name of
 N.A.                          Bank                      Bank
191 Peachtree St. N.E.
29th Floor
Atlanta, Georgia  30303
Attention: Walter R. Gillikin

WESTPAC BANKING CORPORATION    Same as Name of           Same as Name of
335 Madison Avenue             Bank                      Bank
27th Floor
New York, New York  10017
Attention:  Renata Jacobson

                                                                    SCHEDULE III



                                  Subsidiaries
                                  ------------


                                 Jurisdiction of          Owner(s) of Equity
Name of Subsidiary                Incorporation            Interests Therein
- ------------------               ---------------          ------------------

                                      NONE

                                                                       EXHIBIT A



                              NOTICE OF BORROWING



                                                                          {Date}



Swiss Bank Corporation,
  as Agent for the Banks
  party to the Credit
  Agreement referred to below
222 Broadway
New York, New York  10038

          Attention:
                    ---------------------------

Ladies and Gentlemen:

     The undersigned, Omnicom Finance Inc., refers to the Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned, certain Banks party thereto, and you, as Agent for such Banks and as Letter of Credit Issuer, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is ________, 19__.

          (ii) The aggregate  principal  amount  of the  Proposed  Borrowing  is
     $
       ------------.

          (iii) The Proposed Borrowing is to consist of {Base Rate Loans} {Eurodollar Rate Loans}.

          (iv) The Proposed Borrowing is to be of {Tranche A} {Tranche B} Loans.

                                                                       EXHIBIT A
                                                                          Page 2


          (1){(iv) The initial Interest Period for the Proposed Borrowing is ___ months.}

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          {(A) The representations and warranties contained in Section 7 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date.}

          {(B) No Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.}

          {(C) The proceeds of the Proposed Borrowing will be applied in full on the date of the Proposed Borrowing to the repayment of Commercial Paper maturing on such date.}

                                                 Very truly yours,

                                                 OMNICOM FINANCE INC.




                                                 By_____________________________
                                                   Title:


- -------------------

     Either clauses (A) and (B) or clause (C) must be included; provided, that clause (B) shall be included with clause (C) if the Proposed Borrowing is of a Eurodollar Rate Loan.

- -----------------------
(1) To be included for a Proposed  Borrowing of Eurodollar Rate Loans.

                                                                     EXHIBIT B-1



                                 TRANCHE A NOTE



$____________________                                 New York, New York
                                                      ____________, 19__



     FOR VALUE RECEIVED, OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), in lawful money of the United States of America in immediately available funds, at the office of Swiss Bank Corporation (the "Agent") located at 10 East 50th Street, New York, New York 10022 on the Expiry Date (as defined in the Agreement) the principal sum of ___________ United States dollars or, if less, the unpaid principal amount of all Tranche A Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount of each Tranche A Loan in like money at said office from the date such Tranche A Loan is made until paid at the rates and at the times provided in the Agreement.

     This Note is one of the Tranche A Notes referred to in the Credit Agreement dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 among the Borrower, the Bank, the other financial institutions party thereto and Swiss Bank Corporation, as Agent and Letter of Credit Issuer (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof. This Note is guaranteed pursuant to the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary and mandatory prepayment, in whole or in part, and Tranche A Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be

                                                                     EXHIBIT B-1
                                                                          Page 2

declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     This Note shall be construed in accordance with and be governed by the law of the State of New York.


                                           OMNICOM FINANCE INC.



                                           By_____________________________
                                             Title:

                                                                     EXHIBIT B-2



                                 TRANCHE B NOTE



$____________________                                       New York, New York
                                                            ____________, 19__



     FOR VALUE RECEIVED, OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), in lawful money of the United States of America in immediately available funds, at the office of Swiss Bank Corporation (the "Agent") located at 10 East 50th Street, New York, New York 10022 on the Expiry Date (as defined in the Agreement) the principal sum of ___________ United States dollars or, if less, the unpaid principal amount of all Tranche B Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

     The Borrower promises also to pay interest on the unpaid principal amount of each Tranche B Loan in like money at said office from the date such Tranche B Loan is made until paid at the rates and at the times provided in the Agreement.

     This Note is one of the Tranche B Notes referred to in the Credit Agreement dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 among the Borrower, the Bank, the other financial institutions party thereto and Swiss Bank Corporation, as Agent and Letter of Credit Issuer (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof. This Note is guaranteed pursuant to the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary and mandatory prepayment, in whole or in part, and Tranche B Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

     In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be

                                                                     EXHIBIT B-2
                                                                          Page 2

declared to be due and payable in the manner and with the effect provided in the Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     This Note shall be construed in accordance with and be governed by the law of the State of New York.


                                          OMNICOM FINANCE INC.



                                          By_____________________________
                                            Title:

                                                                       EXHIBIT C



                               OPINION OF COUNSEL



                                                              _________ __, 1994

{List Banks as addressees}


Ladies and Gentlemen:

     We have acted as counsel for Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware (the "Borrower"), and Omnicom Group Inc., a corporation organized and existing under the laws of New York (the "Guarantor"), in connection with the execution and delivery of the following documents (collectively, the "Credit Documents"):

          (a) the Second Amended and Restated Credit Agreement, dated as of June 30, 1988, as amended and restated as of January 1, 1993 and further amended and restated as of July 15, 1994, among the Borrower, the banks parties thereto (the "Banks") and Swiss Bank Corporation, as Agent and as Letter of Credit Issuer (the "Agreement");

          (b) the Notes of the Borrower, to be delivered pursuant to the Agreement;

          (c) the Second Amended and Restated Guaranty of the Guarantor, dated as of June 30, 1988, as amended and restated as of January 1, 1993 and further amended and restated as of July 15, 1994 (the "Guaranty");

          (d) the Amended and Restated Depositary Agreement, dated as of August 2, 1988, and amended and restated as of July 15, 1994, among the Borrower, the Depositary, the Agent and the Letter of Credit Issuer; and

          (e) the Commercial Paper to be issued by the Borrower in the commercial paper market pursuant to the Depositary Agreement and backed by the Letter of Credit.

     This opinion is delivered to you pursuant to Section 6.04 of the Agreement. Terms used herein which are defined in the Agreement shall have the respective meanings set forth in the Agreement, unless otherwise defined herein.

                                                                       EXHIBIT C
                                                                          Page 2

     In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies.

     We have also assumed, for purposes of the opinions expressed herein, that the parties to the Credit Documents other than the Borrower and the Guarantor have the corporate power and authority to enter into and perform each of the Credit Documents and that each of the Credit Documents has been duly authorized, executed and delivered by each such other party.

     In giving the opinion expressed in paragraph numbered 3 below, we have relied upon a certificate of an officer of each of the Borrower and the Guarantor which specifically identifies, and states that we have received copies of, each indenture, mortgage, deed of trust, credit agreement, loan agreement and any other similar material agreement, contract or instrument to which the Borrower or the Guarantor or any of the Material Domestic Subsidiaries (as hereinafter defined), as the case may be, is a party or by which it or any of its property or assets is bound or to which it may be subject. In giving the opinion set forth in paragraph numbered 4 below, we have relied upon a certificate of an officer of each of the Borrower and the Guarantor describing actions, suits and proceedings currently pending or threatened against the Borrower or the Guarantor or the Subsidiaries, as the case may be. Copies of the certificates referred to in this paragraph are attached at the end of this opinion. Furthermore, in giving the opinions expressed in paragraphs numbered 3 and 5 below, we express no opinion as to state securities or blue sky laws.

     Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

                                                                       EXHIBIT C
                                                                          Page 3

     1. Each of the Borrower, the Guarantor and the material domestic subsidiaries of the Guarantor listed on Annex I hereto (the "Material Domestic Subsidiaries") (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower, the Guarantor, or the Guarantor and the Material Domestic Subsidiaries taken as a whole.

     2. Each of the Borrower and the Guarantor has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each of the Borrower and the Guarantor has duly executed and delivered each of the Credit Documents to which it is a party and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

     3. Neither the execution, delivery or performance by the Borrower or the Guarantor of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or, to the best of our knowledge after due inquiry, any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or

                                                                       EXHIBIT C
                                                                          Page 4

result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower, the Guarantor or any of the Material Domestic Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement listed in the officer's certificate referred to above or (iii) will violate any provision of the Certificate of Incorporation or ByLaws of the Borrower or the Guarantor.

     4. To the best of our knowledge based on the certificate regarding litigation referred to above, there are no actions, suits or proceedings pending or threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the operations, business, property, assets, condition (financial or otherwise) or prospects of the Borrower or the Guarantor or the Guarantor and the Subsidiaries taken as a whole.

     5. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which the Borrower or the Guarantor is a party or (ii) the enforceability of any such Credit Document.

     6. None of the Borrower, the Guarantor or any Material Domestic Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     7. None of the Borrower, the Guarantor or any Material Domestic Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     8. The choice of New York law as the governing law of each of the Credit Documents is a valid choice of law.

                                                                       EXHIBIT C
                                                                          Page 5

     9. The consent by the Borrower in Section 12.08 of the Agreement, and by the Guarantor in Section 18 of the Guaranty to the jurisdiction of courts sitting in the State of New York is a valid consent to the jurisdiction of such courts.

     10. In reliance upon the legal opinion of White & Case, which states, among other things, that the New York branch of Swiss Bank Corporation, as Letter of Credit Issuer, is subject to regulation and supervision in a manner substantially equivalent to that applicable to a state chartered bank doing business in New York, and assuming that the proceeds of the Commercial Paper are used for the purpose set forth in the Credit Agreement, Commercial Paper issued and sold in accordance with the terms of the Credit Agreement and the Depositary Agreement will be an exempt security under Section 3(a) (2) of the Securities Act of 1933, as amended, and neither registration of such Commercial Paper under said Act, nor qualification of an indenture with respect to such Commercial Paper under the Trust Indenture Act of 1939, as amended, is required in connection with the offering, issuance, sale or delivery of such Commercial Paper under the circumstances contemplated by the Depositary Agreement.

     We are members of the Bar of the State of New York and express no opinion as to the laws of any jurisdiction other than those of the United States of America and the State of New York and the general corporate laws of the State of Delaware.

     Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Goldman Sachs Money Markets, L.P. and Chase Securities, Inc. may rely upon this opinion as if it were addressed to them. The opinions expressed herein may not be relied upon in any manner or for any purpose by any other person other than the persons to which they are addressed.


                                                 Very truly yours,

                                                                        ANNEX I
                                                                          to
                                                                       Exhibit C




                         Material Domestic Subsidiaries


1)   BBDO Worldwide Inc.
2)   BBDO Atlanta, Inc.
3)   BBDO Chicago, Inc.
4)   BBDO Detroit Inc.
5)   DDB Needham Worldwide Inc.
6)   DDB Needham Chicago Inc.
7)   Rapp Collins Worldwide Inc.
8)   Alcone Sims O'Brien, Inc.
9)   Tracy-Locke, Inc.
10)  Frank J. Corbett, Inc.
11)  Kallir, Philips, Ross, Inc.
12)  Thomas A. Schutz Co., Inc.

                                                                     EXHIBIT D-1



                              OMNICOM FINANCE INC.

                             Officers' Certificate



     I, the undersigned, {President/Vice-President} of Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware (the "Borrower"), DO HEREBY CERTIFY that:

     1. This Certificate is furnished pursuant to Section 6.06(a) of the Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 among the Borrower, the Banks party thereto and Swiss Bank Corporation, as Agent and as Letter of Credit Issuer (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

     2. The persons named below have been duly elected, have duly qualified as and at all times since _____________ (1) (to and including and date hereof) have been officers of the Borrower, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

                  Name (2)           Office          Signature
                 ----------        ----------        ----------

                 ----------        ----------        ----------

                 ----------        ----------        ----------

                 ----------        ----------        ----------

 ----------------

(1) Insert a date prior to the time of any corporate action relating to the Credit Agreement.

(2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this certificate.

                                                                     EXHIBIT D-1
                                                                          Page 2

     3. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of the Borrower as filed in the Office of _________________ on ________, 19__, together with all amendments thereto adopted through the date hereof.

     4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Borrower as in effect on ________, together with all amendments thereto adopted through the date hereof.

     5. Attached hereto as Exhibit C is a true and correct copy of resolutions duly adopted by the Board of Directors of the Borrower at a meeting on __________(3), at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Borrower which deal with the execution, delivery or performance of any of the Credit Documents.

     6. On the date hereof,  the  representations  and  warranties  contained in
Section 7 of the Credit Agreement are true and correct, both before and after giving effect to each Borrowing to be incurred on the date hereof and the application of the proceeds thereof.

     7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowings to be incurred on the date hereof or from the application of the proceeds thereof.


- -------------------

(3) Insert same date as in paragraph 2 of this certificate.

                                                                     EXHIBIT D-1
                                                                          Page 3

     8. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.


     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____________, 19__.


                                          OMNICOM FINANCE INC.




                                                -------------------------------
                                                Name:
                                                Title:


I, the undersigned, {Secretary/Assistant Secretary} of the Borrower, DO HEREBY CERTIFY that:

     1. {Insert name of Person making the above certifications} is the duly elected and qualified ___________ of the Borrower and the signature above is his genuine signature.

     2. The certifications made by {Name} in items 2, 3, 4 and 5 above are true and correct.

     3. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.


     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 19__.


                                          OMNICOM FINANCE INC.



                                                -----------------------------
                                                Name:
                                                Title:

                                                                     EXHIBIT D-2



                               OMNICOM GROUP INC.

                             Officers' Certificate


     I, the undersigned, {President/Vice-President} of Omnicom Group Inc., a corporation organized and existing under the laws of New York (the "Guarantor"), DO HEREBY CERTIFY that:

     1. This Certificate is furnished pursuant to Section 6.06(b) of the Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994, among Omnicom Finance Inc. (the "Borrower"), the Banks party thereto and Swiss Bank Corporation, as Agent and as Letter of Credit Issuer (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

     2. The persons named below have been duly elected, have duly qualified as and at all time since ____________(1) (to and including and date hereof) have been officers of the Guarantor, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

                   Name (2)        Office       Signature
                  ----------     ----------     ----------

                  ----------     ----------     ----------

                  ----------     ----------     ----------

                  ----------     ----------     ----------

- -----------------

1) Insert a date prior to the time of any corporate action relating to the Guaranty.

2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this certificate.

                                                                     EXHIBIT D-2
                                                                          Page 2

     3. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of the Guarantor as filed in the Office of _________________ on ________, 19__, together with all amendments thereto adopted through the date hereof.

     4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Guarantor as in effect on ________(3), together with all amendments thereto adopted through the date hereof.

     5. Attached hereto as Exhibit C is a true and correct copy of resolutions duly adopted by the Board of Directors of the Guarantor at a meeting on __________, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Guarantor which deal with the execution, delivery or performance of any of the Credit Documents.

     6. On the date hereof,  the  representations  and  warranties  contained in
Section 6 of the Guaranty are true and correct, both before and after giving effect to each Borrowing to be incurred on the date hereof and the application of the proceeds thereof.

     7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowings to be incurred on the date hereof or from the application of the proceeds thereof.

     8. I know of no proceeding for the dissolution or liquidation of the Guarantor or threatening its existence.

- ---------------

(3) Insert same date as in paragraph 2 of this certificate.

                                                                     EXHIBIT D-2
                                                                          Page 3

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____________, 19__.


                                          OMNICOM GROUP INC.



                                                By___________________________
                                                  Name:
                                                  Title:


I, the undersigned, {Secretary/Assistant Secretary} of the Guarantor, DO HEREBY CERTIFY that:

     1. {Insert name of Person making the above certifications} is the duly elected and qualified ___________ of the Guarantor and the signature above is his genuine signature.

     2. The certifications made by {Name} in items 2, 3, 4 and 5 above are true and correct.

     3. I know of no proceeding for the dissolution or liquidation of the Guarantor or threatening its existence.


     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 19__.


                                          OMNICOM GROUP INC.



                                                By___________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT E



                             SWISS BANK CORPORATION
                              10 East 50th Street
                               New York, New York


                                                             as of July 15, 1994



                  AMENDED AND RESTATED PARTICIPATION AGREEMENT



To Each of the Banks listed
on Annex A hereto (each a
"Participant" and collectively,
the "Participants"):

     We and you, in our individual capacities, are each party to a Credit Agreement (as modified, supplemented or amended from time to time, the "Credit Agreement") dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 among Omnicom Finance Inc. (the "Company"), each of the banks named therein (the "Banks"), and Swiss Bank Corporation, as Agent, and as Letter of Credit Issuer, pursuant to which we agree, in our capacity as Letter of Credit Issuer, to issue, subject to the fulfillment of certain conditions precedent, a Letter of Credit, for the account of the Company in support of the obligations of the Company as more fully set forth in the Credit Agreement in a Stated Amount (all capitalized terms defined in the Credit Agreement and not defined herein are used herein as so defined) equal to the Total Commitment.

     This Participation Agreement will confirm the arrangement between us whereby we agree to grant, and you agree to acquire, a participation in the Letter of Credit issued by us pursuant to the Credit Agreement and in certain Drawings made thereunder ("your participation"), which participation shall be based upon whether Drawings (and any Unpaid Drawings resulting therefrom) under the Letter of Credit are made in respect of Tranche A Commercial Paper or Tranche B Commercial Paper, with each of you participating in Drawings and Unpaid Drawings in respect of Tranche A Commercial Paper in the percentage (if any) set forth opposite your name on Annex A hereto under the heading "Tranche A

                                                                       EXHIBIT E
                                                                          Page 2

Participation Percentage" and each of you participating in Drawings and Unpaid Drawings in respect of Tranche B Commercial Paper in the percentage (if any) set forth opposite your name on Annex A hereto under the heading "Tranche B Participation Percentage", in each case on the following terms and conditions:

     (1) Promptly upon the occurrence of any Unpaid Drawing in respect of any Tranche in which you are participating (including the failure by the Company to reimburse us in full for any Drawing in respect of such Tranche) under the Letter of Credit, we shall advise you thereof and you shall promptly pay to us the amount of your participation in such Unpaid Drawing by transferring the same to us, in Dollars and immediately available funds, at 10 East 50th Street, New York, New York 10022 (Attention: Syndications Department). To the extent you are unable to effect such transfer on the date of such advice, you agree to pay interest to us on such amount until such transfer is effected at the overnight Federal Funds rate for the next succeeding Business Day and thereafter at the Base Rate plus 2% per annum.

     (2) Provided you shall have made all payments to us required by this Participation Agreement, we shall transfer to you at your address and to the attention specified in Schedule II to the Credit Agreement your proportionate share of all payments received by us in respect of Unpaid Drawings of any Tranche in which you are participating, whether received from the Company, from the Guarantor pursuant to the Guaranty or otherwise, in each case as to which your participation hereunder is entitled, all as and, to the extent possible, when we receive them and in the same funds in which such amounts are received.

     (3) If (i) we shall pay any amount to you pursuant to this Participation Agreement in the belief or expectation that a related payment has been or will be received or collected from the Company and (ii) such related payment is not received or collected by us, then you will promptly on demand by us return such amount to us, together with interest thereon, at such rate as we shall determine to be customary between banks for correction of errors. If we determine at any time that any amount received or collected by us in respect of or pursuant to

                                                                       EXHIBIT E
                                                                          Page 3

the Credit Agreement or the Guaranty, must be returned to the Company or the Guarantor or paid to any other person or entity pursuant to any insolvency law or otherwise, then, notwithstanding any other provision of this Participation Agreement, we shall not be required to distribute any portion thereof to you, and you will promptly on demand by us repay to us any portion thereof that we shall have theretofore distributed to you, together with interest thereon at such rate, if any, as we shall pay to the Company, the Guarantor or other such Person or entity with respect thereto.

     (4) You hereby acknowledge that certain rights have been granted to you as a Participant pursuant to the terms of the Credit Agreement, and you hereby agree to perform and be bound by the terms of the Credit Agreement to the extent applicable to you by reason of your participation acquired hereunder.

     (5) It is understood that we will exercise and give the same degree of care and attention to the administration of the Letter of Credit as we give to our other letters of credit and similar obligations, and that our sole liability to you shall be to distribute promptly, as and when received by us, as stated in Paragraph 2 hereof, your proportionate share of any payment of Unpaid Drawings in respect of a Tranche in which you are participating which we may receive, and beyond this, except as expressly provided herein, no other responsibility is assumed. It is further understood that: (i) we may use our sole discretion with respect to exercising or refraining from exercising any right to taking or refraining from taking any actions which may be vested in us or which we may be entitled to take or assert under the Credit Documents; and (ii) we shall not, absent gross negligence or willful misconduct, be under any liability to you with respect to anything which we may do or refrain from doing in the exercise of our best judgment or which may seem to us to be necessary or desirable. Without in any way limiting the foregoing, we may rely upon the advice of counsel concerning legal matters and upon any written communication or any telephone conversation which we believe to be genuine and correct or to have been signed, sent or made by the proper person and shall not be required to make any inquiry concerning the performance by the Company or any other obligor of any of its obligations and liabilities under or in respect of the Credit Documents. We shall have no obligations to make any claim, or assert any lien

                                                                       EXHIBIT E
                                                                          Page 4

upon any property held by us or assert any offset thereagainst. We may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of banking or trust business with the Company or any other Person obligated under the Credit Documents or in respect of any document referred to therein and receive payment in such loans or extensions of credit and otherwise act with respect thereto freely and without accountability in the same manner as if this Participation Agreement and the transactions contemplated thereby were not in effect.

     (6) You acknowledge that in addition to your participation in the Letter of Credit issued by us and in Drawings and Unpaid Drawings thereunder in respect of each Tranche of Commercial Paper, the other Participants are participating therein in various percentages of each Tranche, which percentages when added to the percentage (if any) which we are retaining for ourselves aggregate 100% of each Tranche. You agree that you shall have no right of action or claim whatsoever against us as a result of our exercising or refraining from exercising any right or taking or refraining from taking any actions which may be vested in us or which we may be entitled to take or assert under the Credit Documents with respect to the Letter of Credit, other than rights of action or claims resulting solely from our gross negligence or willful misconduct.

     (7) We make no representation and shall have no responsibility with respect to: (i) the genuineness, legality, validity, binding effect or enforceability of any of the Credit Documents; (ii) the truthfulness and accuracy of any of the representations contained in the Credit Documents; (iii) the filing, recording or taking (other than as expressly required by the Credit Documents) of any action with respect to any of the Credit Documents; (iv) the collectibility of any Unpaid Drawing; and/or (v) the financial condition of the Company, the Guarantor or of any other Person.

     (8) Subject to the following sentence, you may grant or sell participations in your participation hereunder. To the extent you so grant a participation to another Person, (x) such Person shall not be a "Participant" within the meaning of the Credit Agreement; (y) unless expressly agreed to in writing by us, you

                                                                       EXHIBIT E
                                                                          Page 5

shall not be relieved of your obligations hereunder by reason of such disposition or grant and we shall incur no liability or responsibility to such subparticipant; and (z) after any such grant of participation by any of you, the exercise of your rights and remedies hereunder, under the Credit Agreement, the Guaranty and your Note shall not be subject to the consent of the respective purchaser of a participation, other than any such exercise which would (a) increase the amount of your Commitment, (b) reduce the principal of, or interest on, your Note, or any fees or other amounts payable hereunder or under the Credit Agreement or the Guaranty, or (c) postpone any date fixed for any payment of principal of, or interest on, your Note, or any fees or other amounts payable hereunder or under the Credit Agreement or the Guaranty. Promptly following any such participation granted or sold by you, you shall notify the Company thereof. You represent, and in granting this participation to you it is specifically understood and agreed, that you are acquiring your participation in the Letter of Credit and in Drawings made thereunder for your own account in the ordinary course of your business and not with a view to or for sale in connection with, any distribution thereof.

     (9) To the extent that we are not reimbursed by the Company under the Credit Agreement you will reimburse us on demand, in proportion to your various percentages used in determining the Required Banks under and as defined in the Credit Agreement for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against us, in any way relating to or arising out of the Letter of Credit or any action taken or omitted by either of us under any of the Credit Documents with respect thereto; provided, however, that you shall not be liable to us for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from our gross negligence or willful misconduct. Your obligations under this Paragraph 9 shall survive the termination of the Credit Documents and this Participation Agreement and the payment of all Unpaid Drawings.

                                                                       EXHIBIT E
                                                                          Page 6

     (10) We shall have no duties or responsibilities to you except as expressly set forth herein. We shall not have by reason hereof a fiduciary relationship with respect to you, and nothing herein, express or implied, is intended to or shall be so construed as to impose upon us any obligations in respect of the Credit Documents, except as expressly set forth therein or herein, or in respect of the Letter of Credit. You agree to be bound by all our determinations (including, without limitations, those made in respect of conflicting instructions received in respect of the Credit Documents) made in connection therewith so long as such determinations are made in the absence of gross negligence or willful misconduct. Independently and without reliance upon us, you, to the extent you deem it appropriate, have made and shall continue to make your own independent investigation and appraisal of the financial condition and affairs of the Company and the Guarantor in connection with their respective obligations under the Credit Documents; and except as expressly provided herein, we shall not have any duty or responsibility, either initially or on a continuing basis, to provide you with any credit or other information with respect to the Credit Documents, whether coming into our possession prior to the date hereof or at any time or times thereafter.

     (11) Except as otherwise expressly provided herein, all notices, requests, demands and other communications hereunder shall be given in the manner provided in the Credit Agreement.

     (12) This Participation Agreement may not be changed orally, but only by a writing signed by the party against whom enforcement of such change is sought.

     (13) This Participation Agreement and our respective rights and obligations shall be construed in accordance with and governed by the laws of the State of New York.

     (14) You agree that if you should receive any amount (whether by setoff or otherwise) in respect of your participation other than pursuant to Section 2.10 of the Credit Agreement or from us pursuant to Paragraph 2 hereof, you will remit all of same to us to the extent required by Section 12.06 of the Credit Agreement, and we will further distribute to you and all other Participants the amounts required pursuant to Paragraph 2 hereof, and your participation shall be

                                                                       EXHIBIT E
                                                                          Page 7

adjusted to reflect such remittance. We acknowledge that your agreement to share amounts pursuant to this Paragraph 14 is given on the understanding that there is a mutual obligation on our part to share such amounts.

     (15) This Participation Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with us and each of you.

     If the foregoing correctly sets forth the arrangement between us, please indicate your confirmation thereof and your acceptance of the participation hereby offered by signing and returning to us the enclosed copy of this Participation Agreement.

                                             Very truly yours,

                                             SWISS BANK CORPORATION, acting
                                               through its New York Branch


                                             By__________________________
                                               Title:


                                             By__________________________
                                               Title:


Confirmed and accepted as of the date first above written.

THE CHASE MANHATTAN BANK, N.A.


By___________________________
  Title:

                                                                       EXHIBIT E
                                                                          Page 8

THE NORTHERN TRUST COMPANY


By___________________________
  Title:


SOCIETE GENERALE FINANCIAL CORP.


By___________________________
  Title:


ABN AMRO BANK N.V. (successor by
  merger to Algemene Bank Nederland
  N.V.), New York Branch


By___________________________
  Title:


By___________________________
  Title:


CITIBANK, N.A.


By___________________________
  Title:


DRESDNER BANK AG, New York and
  Grand Cayman Branches


By___________________________
  Title:

                                                                       EXHIBIT E
                                                                          Page 9



MARINE MIDLAND BANK


By___________________________
  Title:


CHEMICAL BANK


By___________________________
  Title:


CONTINENTAL BANK


By___________________________
  Title:


THE FUJI BANK, LIMITED


By___________________________
  Title:


MELLON BANK, N.A.


By___________________________
  Title:


UNION BANK OF SWITZERLAND


By___________________________
  Title:

                                                                       EXHIBIT E
                                                                         Page 10

WACHOVIA BANK OF GEORGIA, N.A.


By___________________________
  Title:


WESTPAC BANKING CORPORATION


By___________________________
  Title:





By___________________________
  Title:


Agreed:

OMNICOM FINANCE INC.


By___________________________
  Title:

                                                                       ANNEX A
                                                                          to
                                                                       Exhibit E



                           PARTICIPATION PERCENTAGES


                                              TRANCHE A           TRANCHE B
                                            PARTICIPATION       PARTICIPATION
NAME OF BANK                                 PERCENTAGE           PERCENTAGE
- ------------                                -------------       -------------


THE CHASE MANHATTAN BANK, N.A.                    0%                  100%
THE NORTHERN TRUST COMPANY                    13.63638%                0%
SOCIETE GENERALE FINANCIAL CORP.              13.63638%                0%
ABN AMRO BANK N.V.                             6.81818%                0%
CITIBANK, N.A.                                 6.81818%                0%
DRESDNER BANK AG                               6.81818%                0%
MARINE MIDLAND BANK, N.A.                      6.81818%                0%
CHEMICAL BANK                                  4.54545%                0%
CONTINENTAL BANK                               4.54545%                0%
THE FUJI BANK, LIMITED                         4.54545%                0%
MELLON BANK, N.A.                              4.54545%                0%
UNION BANK OF SWITZERLAND                      4.54545%                0%
WESTPAC BANKING CORPORATION                    4.54545%                0%
WACHOVIA BANK OF GEORGIA, N.A.                 4.54545%                0%
                                              ---------               ----
               TOTAL:                         86.36363%               100%
                                              =========               ====

                                                                       EXHIBIT F



                          IRREVOCABLE LETTER OF CREDIT
                             SWISS BANK CORPORATION
                                New York Branch



                                                               ___________, 19__


Irrevocable Letter of Credit No. ___________

Morgan Guaranty Trust Company of New York
60 Wall Street (36/60W)
New York, New York  10260-0060

                  Attention: Commercial Paper Client Services
                             --------------------------------

Ladies and Gentlemen:

     At the request and on the instructions of our customer, Omnicom Finance Inc. (the "Company"), we (the "Bank") hereby establish in your favor this irrevocable Letter of Credit in the amount of {insert amount of Total Commitment} (hereinafter called the "Stated Amount"). This Letter of Credit is issued to you for the benefit of the holders of promissory notes (and only those notes) of the Company (the "Commercial Paper Notes") issued, authenticated and delivered by you as Issuing Agent pursuant to that certain Depositary Agreement dated as of August 2, 1988, and amended and restated as of July 15, 1994 (as amended from time to time, the "Depositary Agreement"), to which the Company and you are parties and to which we are a consenting party. Each Commercial Paper
Note issued, authenticated and delivered by you under the Depositary Agreement shall be entitled to the benefits of this Letter of Credit, provided that such Commercial Paper Note is presented at your offices no later than the close of business of your Corporate Trust Department on the 15th day following the stated maturity date of such Commercial Paper Note (or, if such 15th day shall not be a Business Day, on the next Business Day following such date).

     Subject to the further provisions of this Letter of Credit, demands for payment may be made by you from time to time hereunder by presentation to us, at the Letter of Credit Department at our office located at 10 East 50th Street, New York, New York 10022 or at such other office in the City and State of New

                                                                       EXHIBIT F
                                                                          Page 2

York as we may designate by written notice delivered to you, of your certificate on your letterhead in the form of Annex A hereto (a "Drawing Certificate").

     Demand for payment may be made by you under this Letter of Credit at any time during our business hours at our aforesaid address on a Business Day (as hereinafter defined). If demand for payment is made by you hereunder at or prior to 10:00 A.M. (New York time) on any Business Day and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, prior to 1:00 P.M. (New York time) on the same Business Day, by our depositing such funds in the special account no. 272-12-343 maintained by the Bank at your office specified above (the "L/C
Account"). Only funds consisting of the general funds of the Bank shall be deposited in the L/C Account.

     Demand for payment hereunder honored by us shall not exceed the Stated Amount, as the Stated Amount may have been reinstated by us as in this paragraph provided. Subject to the preceding sentence, each drawing honored by us hereunder shall pro tanto reduce the Stated Amount, it being understood that after the effectiveness of any such reduction, you shall no longer have any right to make a drawing hereunder in respect of the amount so reduced. Upon repayment to us in full by the Company of amounts drawn hereunder, the Stated Amount shall automatically be reinstated by an amount equal to such drawing.

     If a Drawing Certificate presented by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that presentation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding such Drawing Certificate at your disposal. Partial drawings are permitted under this Letter of Credit.

     This Letter of Credit shall expire at our close of business at our aforesaid address on the earlier to occur of the following dates: (i) June 30, 1997, or (ii) the date on which this Letter of Credit is surrendered by you to us in accordance with Section 3.01 of the Credit Agreement referred to in the

                                                                       EXHIBIT F
                                                                          Page 3

Depositary Agreement. This Letter of Credit shall be promptly surrendered to us by you upon any expiration pursuant to the preceding sentence. As used herein the term "Business Day" means a day on which the office specified in the Commercial Paper Notes as the place of payment of such Commercial Paper Notes is open for business, on which the office of your Corporate Trust Department is open for business and on which we are open for the purpose of conducting our commercial banking business.

     This Letter of Credit is transferable in its entirety (but not in part) to the extent of the then available Stated Amount hereunder, to any transferee who has succeeded you as Depositary under the Depositary Agreement, and may be so successively transferred. Transfer of the available drawings under this Letter of Credit shall be effected by presentation to us of this Letter of Credit, accompanied by a certificate in the form of Annex B hereto attached, with the blanks therein completed in accordance with this Letter of Credit. Upon such presentation, we shall forthwith issue an irrevocable Letter of Credit in favor of such transferee in the form of this Letter of Credit, except that the amount available under such Letter of Credit shall be the then available Stated Amount.

     All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our aforesaid address (including by way of facsimile at (212) 574-4657 or such other number as we shall notify you of in writing) and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communications shall be personally delivered to us (including by way of facsimile as set forth in the preceding sentence), and marked "Urgent -- For Immediate Delivery".

     This Letter of Credit, except as otherwise expressly stated herein, is not transferable and, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs").

                                                                       EXHIBIT F
                                                                          Page 4

This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.

                                               Very truly yours,

                                               SWISS BANK CORPORATION,
                                                 NEW YORK BRANCH



                                              By_____________________
                                                Title:



                                              By_____________________
                                                Title:

                                                                     ANNEX A
                                                                       to
                                                                Letter of Credit



     The undersigned, a duly authorized officer of Morgan Guaranty Trust Company of New York, does hereby certify that:

     1. Morgan Guaranty Trust Company of New York, as fiduciary under the Depositary Agreement for the holders of the below-mentioned promissory notes (the "Commercial Paper Notes"), is making demand for payment in accordance with Letter of Credit No. _____________ dated ___________, 19__ (the "Letter of Credit") issued by Swiss Bank Corporation, New York Branch (the "Bank") to pay the face amount of the Commercial Paper Notes of Omnicom Finance Inc. (the "Company"), which Commercial Paper Notes were issued, authenticated and delivered by Morgan Guaranty Trust Company of New York under and in accordance with the Depositary Agreement referred to in the Letter of Credit.

     2. The serial number, the date of issuance, the stated maturity date and the face amount of each Commercial Paper Note with respect to which demand for payment is being made hereunder are set forth in Schedule I attached hereto. {Each Commercial Paper Note referred to in the preceding sentence was issued prior to {insert Restatement Effective Date} and, accordingly, 88% of each such Commercial Paper Note constitutes Tranche A Commercial Paper and 12% of each such Commercial Paper Note constitutes Tranche B Commercial Paper.} {Each Commercial Paper Note referred to in the preceding sentence was issued on or after {insert Restatement Effective Date}, and also set forth on Schedule I attached hereto for each such Commercial Paper Note is whether such Commercial Paper Note is a Tranche A Commercial Paper Note or a Tranche B Commercial Paper Note.}(4)

     3. Each Commercial Paper Note described in paragraph 2 above is scheduled to mature on the Business Day next following the date hereof or has matured on or prior to the date hereof, provided that, with respect to each such Commercial Paper Note that matured on or prior to the date hereof, no amount has previously


- -------------

(4) Insert either first bracketed sentence or second bracketed sentence.

                                                                         ANNEX A
                                                                          Page 2

been demanded by Morgan Guaranty Trust Company of New York under the Letter of Credit.

     4. The aggregate amount which is, or will on the next Business Day be, owing on account of the face amount of Commercial Paper Note or Commercial Paper Notes equals the total such amount specified on Schedule I attached hereto.

     5. Demand for payment of such aggregate amount is made upon the Bank as issuer of the Letter of Credit.

     6. Following the Bank's deposit to the L/C Account referred to in the Letter of Credit of the amount demanded under the Letter of Credit, Morgan Guaranty Trust Company of New York will apply the same directly to the payment of the balance owing on account of such Commercial Paper Notes upon or after their maturity, provided that Morgan Guaranty Trust Company of New York shall not pay any Commercial Paper Note with funds deposited in the L/C Account until such Commercial Paper Note is actually presented for payment, and at such time will only pay such Commercial Paper Note with such funds if it is then entitled to the benefits of the Letter of Credit. On the first Business Day upon which a Commercial Paper Note described in paragraph 2 above is no longer entitled to the benefits of the Letter of Credit, Morgan Guaranty Trust Company of New York shall, if such Commercial Paper Note was not presented to Morgan Guaranty Trust Company of New York for payment while entitled to the benefits of the Letter of Credit, pay the amount deposited by the Bank in the L/C Account in respect of such Commercial Paper Note, to the Bank as required by Section 1 of the Depositary Agreement. Except as provided above, no funds shall be removed or transferred by Morgan Guaranty Trust Company of New York from the L/C Account or applied by it for any purpose other than to pay such Commercial Paper Note or Commercial Paper Notes.

     7. Following its payment of any Commercial Paper Note described in paragraph 2 above with funds in the L/C Account, Morgan Guaranty Trust Company of New York will deliver by hand to the Bank or in accordance with its instructions such Commercial Paper Note.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________, 19__.


                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK



                                        By___________________________

                                          Title:

Attachment

                                                                      SCHEDULE I



Serial Number
of Commercial        Date of                             Stated
Paper Note(s)        Issuance       Face Amount       Maturity Date      Tranche
- -------------        --------       -----------       -------------      -------





(List in tabular form required information for each Note)

                                                                    ANNEX B
                                                                       to
                                                                Letter of Credit



                    INSTRUCTION TO TRANSFER LETTER OF CREDIT



                                                                __________, 19__



                  Irrevocable Letter of Credit No. ___________



Swiss Bank Corporation,
  New York Branch
10 East 50th Street
New York, New York  10022

           Attention: Letter of Credit Department
                      ---------------------------

Gentlemen:

     For  value  received,   the  undersigned   beneficiary  hereby  irrevocably
transfers to:

                       ----------------------------
                           (Name of Transferee)


                       ----------------------------
                                (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit (the "Letter of Credit") in its entirety.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be transferred to a transferee unless such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

                                                                         ANNEX B
                                                                          Page 2


     The Letter of Credit is returned herewith and in accordance therewith we ask you to issue a new irrevocable letter of credit in favor of the transferee containing the same terms and provisions as the Letter of Credit except that the amount available under the new letter of credit will be the then available Stated Amount under the Letter of Credit, subject to reduction in accordance with the terms thereof.

                                             Very truly yours,

                                             _______________, as Depositary



                                             By_________________________

                                                                       EXHIBIT G



                              OMNICOM FINANCE INC.

                                PROMISSORY NOTE



                                                              ____________, 19__
$                                                                      No.


On ________________, for value received, OMNICOM FINANCE INC. (the "Maker"), promises to pay to the order of "BEARER"(1) ________________________.(2)

PAYABLE IN LEGAL TENDER OF THE UNITED STATES OF AMERICA FOR PAYMENT OF PUBLIC AND PRIVATE DEBTS AT {NAME OF ADDRESS OF PAYING AGENT}.

This Note is entitled to the benefits of an irrevocable Letter of Credit issued to Morgan Guaranty Trust Company of New York, as fiduciary, by Swiss Bank Corporation, New York Branch. Only Morgan Guaranty Trust Company of New York, as fiduciary, may draw under the Letter of Credit. To receive such benefits, this Note must be presented at the above office of Morgan Guaranty Trust Company of New York not later than the close of business of its {Corporate Trust Department} on the 15th day following the above stated maturity date (or, if such 15th day shall not be a Business Day, on the next Business Day following such date). As used herein, the term "Business Day" means a day on which the office specified in this Note as the place of payment of this Note is open for business, on which the {Corporate Trust Department} of Morgan Guaranty Trust Company of New York is open for business and on which Swiss Bank Corporation, New York Branch, is open for the purpose of conducting its commercial banking business. Copies of the Letter of Credit and the related credit documents are available for inspection at such office. This Note shall be governed and construed in accordance with the laws of the State of New York.

- ------------

(1) If registered, cross out "Bearer" and insert name of payee.

(2) Insert amount in words.

                                                                       EXHIBIT G
                                                                          Page 2

This Note is not valid unless countersigned by Morgan Guaranty Trust Company of New York.

                                              OMNICOM FINANCE INC.



                                             By___________________________
                                                  Authorized Signature


Countersigned:

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK,
  as Issuing Agent



By___________________________
     Authorized Signature

                                                                       EXHIBIT H



                   AMENDED AND RESTATED DEPOSITARY AGREEMENT



                                               Dated as of August 2, 1988
                                        Amended and Restated as of July 15, 1994



Morgan Guaranty Trust Company of New York
60 Wall Street (36/60W)
New York, New York  10260-0060

Attention:  Commercial Paper Client Services

          Re:  Omnicom Finance Inc.
               Commercial Paper Notes
               ----------------------

Ladies and Gentlemen:

     This will confirm the arrangements made with you by the undersigned, Omnicom Finance Inc. (the "Company"), whereby you have agreed to act as depositary for safekeeping of certain notes of the Company which may be sold in the U.S. commercial paper market and which specifically refer to, and are entitled to the benefits of, the Letter of Credit referred to below (the "Commercial Paper Notes"), as Issuing and Paying Agent on behalf of the Company in connection with the issuance and payment of Commercial Paper Notes, and as fiduciary to undertake certain fiduciary obligations as described below on
behalf  of  holders  of  Commercial  Paper  Notes.  This  Depositary   Agreement
(sometimes hereinafter referred to as "this Agreement") will amend and restate the Depositary Agreement dated as of August 2, 1988, between the parties hereto.

     The Commercial Paper Notes to be issued, if any, will be issued on the terms and subject to the conditions set forth herein pursuant to that certain Credit Agreement dated as of June 30, 1988, as amended and restated as of January 1, 1993 and as further amended and restated as of July 15, 1994 (as further amended, modified or supplemented from time to time, the "Credit Agreement") among the Company, the banks named therein, and Swiss Bank Corporation, in its capacity as issuer of the hereinafter described Letter of Credit (in such capacity, the "Letter of Credit Issuer"), and as Agent (in such

                                                                       EXHIBIT H
                                                                          Page 2


capacity, the "Agent"), and will be entitled to the benefits of an irrevocable letter of credit issued by the Letter of Credit Issuer to you, in trust for the holders of Commercial Paper Notes sold by the Company, pursuant to the Credit Agreement. Any letter of credit so issued by the Letter of Credit Issuer at the time outstanding is herein sometimes called the "Letter of Credit".

     A fully executed counterpart of the Credit Agreement has been delivered to you herewith, and reference is made to the provisions thereof for the terms upon which Commercial Paper Notes may be issued and sold by the Company. At the time specified in the Credit Agreement, the Letter of Credit initially issued by the Letter of Credit Issuer under the Credit Agreement shall be delivered to you. In your capacity as Depositary, Issuing and Paying Agent and fiduciary, you shall have no liability to the Company for the performance of any of the terms of the Credit Agreement.

     This Agreement will govern your rights, powers and duties as such Depositary, Issuing and Paying Agent and fiduciary with respect to the Commercial Paper Notes issued pursuant to this Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement. When used herein, the term "Business Day" means a day on which the office specified in the Commercial Paper Notes for payment (your "Paying Office") is open for business, and on which the Letter of Credit Issuer and the Agent are each open for the purpose of conducting its commercial banking business.

     1. Establishment of Accounts. Contemporaneously with the execution and delivery by the Company of this Agreement, and for the purposes of this Agreement and the Credit Agreement, you shall establish an account, No. 272-12-332, at your aforesaid office (said account being referred to herein and in the Credit Agreement as the "Commercial Paper Account"). All proceeds of the sale of Commercial Paper Notes issued by you as Issuing Agent hereunder shall be deposited by you in the Commercial Paper Account. The Company shall have no legal, equitable or beneficial interest in the Commercial Paper Account or the L/C Account referred to below.

                                                                       EXHIBIT H
                                                                          Page 3

     Contemporaneously with the execution and delivery of this Agreement and for the purposes of this Agreement, you shall establish an account, No. 272-12-343 (the "L/C Account") at your aforesaid office from which payments to you of amounts drawn under the Letter of Credit shall be made. Only funds consisting of the general funds of the Letter of Credit Issuer and representing drawings under the Letter of Credit shall be deposited in the L/C Account. It is hereby agreed that the Company shall have no right, title or interest in the L/C Account. You are hereby instructed upon each Business Day on which Commercial Paper Notes are scheduled to mature, to deliver, as soon as practicable after the opening of business (and in any event not later than 10:00 A.M. New York time), a drawing certificate to the Letter of Credit Issuer in respect of all Commercial Paper Notes scheduled to mature on such day. You are hereby instructed upon the presentation to you for payment of any Commercial Paper Note, to the extent that such Commercial Paper Note is still then entitled to the benefits of the Letter of Credit by the terms of such Commercial Paper Note, to make such payment by debiting the L/C Account in the amount of such payment. You shall debit the L/C Account to make such payment, the Letter of Credit Issuer hereby agreeing to fund the L/C Account on the Business Day on which you have delivered a drawing certificate pursuant to, and in accordance with, the terms of the Letter of Credit. Upon the first Business Day upon which a Commercial Paper Note with respect to which a Drawing was made under the Letter of Credit is no longer entitled to the benefits of the Letter of Credit, the Depositary shall, if such Commercial Paper Note was not presented to the Depositary for payment while entitled to the benefits of the Letter of Credit, pay the amount deposited by the Letter of Credit Issuer in the L/C Account in respect of such Commercial Paper Note to the Letter of Credit Issuer in accordance with Section 3.03(d) of the Credit Agreement.

     2. Notes Delivered for Safekeeping. From time to time during the term of this Agreement the Company may deliver to your Commercial Paper Issuance Department Commercial Paper Notes in substantially the form of Exhibit G to the Credit Agreement, which shall be consecutively numbered and bear such other identification as the Company may deem appropriate and shall be manually signed, on behalf of the Company by any one of the special authorized officers of the Company (and notwithstanding whether such person shall thereafter cease to hold

                                                                       EXHIBIT H
                                                                          Page 4

such office), or signed in facsimile in such manner as is acceptable to you, but shall otherwise be uncompleted. Each Commercial Paper Note, or group of Commercial Paper Notes at one time, delivered to you shall be accompanied by a letter from the Company identifying the Commercial Paper Notes transmitted therewith, and you shall acknowledge receipt of such Commercial Paper Note or Notes on the copy of such letter or some other form of written receipt deemed appropriate by you at the time of delivery to you of such Commercial Paper Note or Notes. Pending the issuance of Commercial Paper Notes as provided in Section 3 hereof, all Commercial Paper Notes delivered to you shall be held by you for the account of the Company for safekeeping.

     With the delivery of this Agreement, the Company is furnishing to you, and from time to time thereafter may furnish to you, a certificate (hereinafter called an "Incumbency Certificate") signed by a Secretary or Assistant Secretary of the Company, certifying the incumbency and specimen signatures of officers of the Company authorized to execute Commercial Paper Notes on behalf of the Company and also identifying and certifying the incumbency and specimen signatures of other officers and of agents (such other officers and agents being hereinafter called "Company Agents") of the Company authorized to act, and to give instructions and notices, on behalf of the Company hereunder. Until you receive a subsequent Incumbency Certificate, or unless your Corporate Trust Department shall have actual knowledge of the lack of authority of any individual, you shall be entitled to rely on the last such Incumbency Certificate delivered to you for purposes of determining the authorized signers of Commercial Paper Notes and authorized Company Agents.

     For purposes of this Agreement, any Managing Director, Executive Director, Director or Associate Director of the Agent or the Letter of Credit Issuer (hereinafter called a "Bank Officer"), shall be authorized to act, and to give instructions and notices, on behalf of the Agent or the Letter of Credit Issuer, as the case may be, hereunder, and you shall be entitled to rely on any writing, paper or notice purporting to be signed, sent or given by any such holder unless your Corporate Trust Department shall have actual knowledge that a particular writing, paper or notice was not signed, sent or given by such a holder.

                                                                       EXHIBIT H
                                                                          Page 5

     Upon your receipt of this Agreement, and from time to time thereafter as you choose, you shall deliver to the Company a certificate (hereinafter called a "Certificate of Designation") of an officer of your bank, certifying the incumbency and specimen signatures of persons in your Corporate Trust Department or your Commercial Paper Issuance Department who are authorized to authenticate Commercial Paper Notes. Until the Company shall receive a subsequent Certificate of Designation, and unless the Company shall have actual knowledge of the lack of authority of any individual, the Company may rely on the last such Certificate of Designation delivered to it.

     3. Issuance of Commercial Paper Notes. (a) All Commercial Paper Note issuance instructions shall be given to you as Depositary by a Company Agent by means of the electronic timesharing facility known as the Morgan Paper Issue system (the "MPI System"); provided, that such instructions may be given by telephone, by facsimile transmission, or in writing if the MPI System is inoperative.

     All such instructions given by telephone shall be given by a Company Agent and shall be promptly confirmed in writing or by telex or telecopy. It is understood that all telephonic instructions will be electronically voice-recorded by you, and the Company and the Letter of Credit Issuer hereby consent to such recording. All issuance instructions given to you by telephone shall be immediately repeated back to the party giving such instructions to confirm that such instructions were correctly understood. In the event that a discrepancy exists between the telephone instructions and the written confirmation, the telephone instructions as recorded by you will be deemed to be the controlling and proper instructions. You shall incur no liability in acting hereunder upon telephone or other instructions contemplated hereby which the recipient thereof believed in good faith to have been given by a Company Agent or a Bank Officer. Upon receipt of such instructions (which instructions shall specify whether such Commercial Paper Notes are to be Tranche B Commercial Paper (each, a "Tranche B Commercial Paper Note" and collectively "Tranche B Commercial Paper Notes"), it being understood and agreed that if such instructions do not so specify that such Commercial Paper Notes are to be Tranche B Commercial Paper Notes, then the Commercial Paper Notes issued pursuant to such instructions shall be deemed for

                                                                       EXHIBIT H
                                                                          Page 6

all purposes to be Tranche A Commercial Paper (each, a "Tranche A Commercial Paper Note" and collectively "Tranche A Commercial Paper Notes")), you shall withdraw the necessary Commercial Paper Notes from safekeeping and, in accordance with the instructions so received, take the following action with respect to each such Commercial Paper Note:

          (i) complete each Commercial Paper Note as to its note number, face amount (which face amount shall be at least $100,000.00 or an integral multiple of $1,000.00 in excess of $100,000.00), payee or "Bearer", date of issue, maturity date (which shall be a Business Day not later than the earliest of (A) the 270th day next succeeding the issue date thereof or (B) the 16th day next preceding the stated expiration date of the Letter of Credit), place of payment and;

          (ii) countersign each such Commercial Paper Note in the space provided thereon;

          (iii) deliver each such Commercial Paper Note to the purchaser, or to the consignee, if any, designated by the purchaser for the account of the purchaser, against payment as provided in Section 4 hereof;

          (iv) send a copy of each such Commercial Paper Note to the Company on or promptly following the date of issuance thereof; and

          (v) designate in your records each such Commercial Paper Note as either a Tranche A Commercial Paper Note or a Tranche B Commercial Paper
     Note in accordance with the Company's instructions referred to above;

provided, however, that (1) no Tranche A Commercial Paper Note shall be issued by you if the face amount of all Tranche A Commercial Paper Notes (after giving effect to all payments of maturing Tranche A Commercial Paper Notes then being made, to the use of the proceeds of any Commercial Paper Notes then being issued and to any payments made pursuant to Section 3.02(d) of the Credit Agreement and the fourth paragraph of this Section 3(a)), would exceed an amount equal to (x) the Total Tranche A Loan Commitment less (y) the outstanding principal amount of Tranche A Loans and Unpaid Drawings in respect of Tranche A Commercial Paper;

                                                                       EXHIBIT H
                                                                          Page 7

and (2) no Tranche B Commercial Paper Note shall be issued by you if the face amount of all Tranche B Commercial Paper Notes (after giving effect to all payments of maturing Tranche B Commercial Paper Notes then being made, to the use of the proceeds of any Commercial Paper Notes then being issued and to any payments made pursuant to Section 3.02(d) of the Credit Agreement and the fourth paragraph of this Section 3(a)), would exceed an amount equal to (x) the Total Tranche B Loan Commitment less (y) the outstanding principal amount of Tranche B Loans and Unpaid Drawings in respect of Tranche B Commercial Paper. The Agent shall prior to the initial issuance of Commercial Paper Notes hereunder inform you in writing of the amount of the Total Tranche A Loan Commitment, the Total Tranche B Loan Commitment, the outstanding principal amount of Tranche A Loans and Tranche B Loans, and the Unpaid Drawings in respect of Tranche A Commercial Paper and Tranche B Commercial Paper. The Agent shall also promptly inform you in writing of any change in the Total Tranche A Loan Commitment, the Total Tranche B Loan Commitment, the outstanding principal amount of Tranche A Loans and Tranche B Loans, and the Unpaid Drawings in respect of Tranche A Commercial Paper and Tranche B Commercial Paper. You shall be entitled to, and you shall, rely on the most recent such information received by you from the Agent.

     Notwithstanding anything to the contrary contained in this Depositary Agreement or any other Credit Agreement, all commercial paper issued under the Existing Credit Agreement prior to the Restatement Effective Date and outstanding on the Restatement Effective Date shall constitute Commercial Paper Notes hereunder, with an amount equal to 88% of each such outstanding Commercial Paper Note being deemed for all purposes to be a Tranche A Commercial Paper Note and an amount equal to 12% of each such outstanding Commercial Paper Note being deemed for all purposes to be a Tranche B Commercial Paper Note.

     Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, but without limiting any of the Company's obligations pursuant to any other Section of this Agreement or any other Credit Document, on any day on which both (i) Commercial Paper Notes mature (such Commercial Paper Notes, "Maturing Commercial Paper") and (ii) new Commercial Paper Notes will be issued (such Commercial Paper, "New Commercial Paper"), the Company will pay to

                                                                       EXHIBIT H
                                                                          Page 8

the Letter of Credit Issuer an amount equal to (x) the face amount of such Maturing Commercial Paper less (y) the proceeds from the sale of such New Commercial Paper (net of the discount applicable thereto and all fees to be paid from such proceeds to the dealer or dealers in respect thereof) expected to be deposited on such date in the Commercial Paper Account in accordance with
Section 3.03(c) of the Credit Agreement and Section 1 of this Agreement, such payment to be made prior to the issuance of such New Commercial Paper and to be specifically designated for the purpose of reimbursing, in part, the Letter of Credit Issuer for the Unpaid Drawing that will result on such date as a result of the Drawing the proceeds of which will be deposited into the L/C Account for the purpose of paying such Maturing Commercial Paper.

     Pursuant to the terms of the Credit Agreement, the Company may deliver to you a notice requesting termination of the Letter of Credit on a date to be specified in such notice (the "Letter of Credit Termination Date"). The Letter of Credit Termination Date may occur only on a date on which there are no Commercial Paper Notes outstanding. No Commercial Paper Notes shall be issued by you on or after the receipt of notice of the Letter of Credit Termination Date. Promptly after the Letter of Credit Termination Date, you shall return the Letter of Credit to the Letter of Credit Issuer and unissued Commercial Paper Notes to the Company.

     Instructions given via the MPI System shall be entered as prescribed in the user documentation provided by you and all instructions, whether via the MPI System, by telephone or in writing, must be entered into the MPI System or received by you, as the case may be, not later than 1:00 P.M. New York City time for same-day delivery. It is understood that the MPI System timesharing services which are utilized by the Company and you in the issuance of Commercial Paper Notes are furnished to you by the Business Information Services, a division of Ceridian Corporation ("BIS"). BIS has granted permission to you to allow your clients to use such timesharing services and, in consideration of such permission, it is understood and agreed that such services will be supplied to the Company "as is", without warranty, by BIS or you. The Company hereby waives any claims it may have against BIS or you arising out of the use of such timesharing services.

                                                                       EXHIBIT H
                                                                          Page 9


     A copy of all instructions with respect to the issuance of Commercial Paper Notes given to you by a Company Agent pursuant to this Section 3 shall be given by the Company to the Letter of Credit Issuer and the Agent promptly after such instructions are given to you and, subject to the directions set forth in the proviso to the fifth preceding paragraph, you shall be completely protected in relying on such instructions unless you receive in a timely manner contrary instructions in accordance with paragraph (b) of this Section 3.

     (b) No Commercial Paper Notes shall be issued by you unless you shall have received, in your judgment, complete instructions from a Company Agent as to the matters specified above in paragraph (a) of this Section 3. Any instructions given to you by any Company Agent to issue and deliver Commercial Paper Notes hereunder shall constitute a representation and warranty on the part of the Company that the issuance of such Commercial Paper Notes will not violate or contravene any applicable law, rule, regulation, order or contractual agreement binding upon the Company (including, without limitation, any securities law or law pertaining to investment companies or any order of any court, governmental agency or regulatory authority) and will be in conformity with the terms of the Credit Agreement.

     Notwithstanding any instructions received by you from a Company Agent, you shall not issue Commercial Paper Notes pursuant to such instructions if a Vice President, Assistant Vice President or Assistant Secretary of your Corporate Trust Department shall receive, prior to the time of delivery of the relevant Commercial Paper Notes to the purchaser, instructions from the Agent or the Letter of Credit Issuer not to issue Commercial Paper Notes because the issuance of Commercial Paper Notes is prohibited by the Credit Agreement or the conditions precedent set forth in any of the applicable provisions of Section 6 of the Credit Agreement are not then satisfied, which instructions may be specific with respect to a particular issue of Commercial Paper Notes or may be general and applicable to all Commercial Paper Notes issued after receipt of such instructions until revoked or superseded by further instructions from the Agent.

                                                                       EXHIBIT H
                                                                         Page 10


     Any telephonic instructions given to you by a Bank Officer shall be confirmed in writing within twenty-four hours of the time received by you (according to your written records), and you shall incur no liability for acting in accordance with any such telephonic instructions reasonably believed by you in good faith to have been given by an authorized individual.

     Any Commercial Paper issued in accordance with the terms of this Depositary Agreement and the Credit Agreement prior to the earliest of (x) the Expiry Date;
(y) the time of receipt by the Depositary of the request from the Letter of Credit Issuer to surrender the Letter of Credit pursuant to Section 3.01(f) of the Credit Agreement; or (z) the time of receipt by the Depositary of the notice from the Borrower of the Letter of Credit Termination Date, shall be supported by the Letter of Credit.

     4. Delivery of Commercial Paper Notes. No Commercial Paper Note shall be delivered by you to any purchaser except pursuant to a sale confirmed prior to 1:00 p.m. against payment therefor. A Commercial Paper Note shall be deemed delivered against payment for purposes of this Section 4 if the net sale price of such Commercial Paper Note is received by you in immediately available funds at or before the time of your delivery of such Commercial Paper Note to the purchaser, or if, at the time you deliver such Commercial Paper Note to the purchaser, you receive its receipt for the delivery in customary form.

     If delivery is made against receipt for payment as aforesaid, the Company shall bear the risk that the purchaser fails either to (i) remit the proceeds of sale therefore as aforesaid, or (ii) return such Commercial Paper Notes to you.

     Each delivery of Commercial Paper Notes shall be subject to the rules of the New York Clearing House in effect at the time of such delivery.

     Proceeds from the sale of Commercial Paper Notes shall be deposited by you in the Commercial Paper Account. The Company has authorized the Depositary pursuant to Section 3.03(c) of the Credit Agreement to make withdrawals from the Commercial Paper Account for the purposes specified in said Section and the Company hereby confirms to you such authorization. Any amount remaining in the

                                                                       EXHIBIT H
                                                                         Page 11

Commercial  Paper  Account  (excluding  any amount  equal to matured  but unpaid
Commercial Paper Notes) at the close of any Business Day shall be paid to the Letter of Credit Issuer pursuant to Section 3.03(c) of the Credit Agreement.

     If on any Business Day on which Commercial Paper Notes are issued or mature the MPI System should be inoperative, at the close of such Business Day you shall prepare a written statement showing the aggregate face amount of all Commercial Paper Notes outstanding at the close of such Business Day, which statement shall include the Commercial Paper Note number, face amount, payee if other than Bearer and date of issue and maturity date of each Commercial Paper
Note issued on such date. Each such statement shall be sent to the Company and the Letter of Credit Issuer. In all other cases, the Company and the Letter of Credit Issuer will have access to such information via the MPI System and you shall not be obligated to provide the aforementioned daily statements.

     5. Payment of Commercial Paper Notes at Maturity; Drawings Under Letter of Credit. (a) Each matured Commercial Paper Note presented to you for payment prior to your close of business on any day that the Paying Office is open for business shall be paid the same day in accordance with the provisions of this
Section 5. Any Commercial Paper Note presented to you for payment after your close of business on the Expiry Date or after your close of business on the 15th day after its stated maturity date (or, if such 15th day shall not be a Business Day, on the next Business Day following such date) shall not be entitled to the benefits of the Letter of Credit.

     (b) Any funds received by you as a result of your making demand for payment under the Letter of Credit shall be deposited in the L/C Account and shall not be deposited by you in the Commercial Paper Account or any other account maintained by or for the account of the Company.

     (c) All Commercial Paper Notes paid from funds received by you as a result of your making a demand for payment under the Letter of Credit shall be marked paid by you and shall be transmitted by you to the Company by first-class mail

                                                                       EXHIBIT H
                                                                         Page 12

promptly following payment in full of such Commercial Paper Notes unless you shall have received notice to the contrary from the Letter of Credit Issuer prior to your transmittal of said Commercial Paper Notes.

     (d) It is understood and agreed that in actions taken by you as beneficiary of the Letter of Credit issued to you as fiduciary for the holders of the Commercial Paper Notes you shall not be acting as an agent for the Agent or the Letter of Credit Issuer but in a fiduciary capacity on behalf of the holders of the Commercial Paper Notes.

     6. Substitute Letters of Credit. Section 3.01 of the Credit Agreement contains provisions describing circumstances in which the Letter of Credit Issuer is required, or has the right, to issue a substitute letter of credit in substitution for or replacement of the theretofore outstanding Letter of Credit and/or in which you shall be required to surrender an outstanding Letter of Credit to the Letter of Credit Issuer, and reference is made to said Section in the Credit Agreement for such provisions. You hereby agree to be bound by such provisions, and the Company and the Letter of Credit Issuer hereby agree that you shall be entitled to the benefit of such provisions and may enforce any provision requiring the issuance by the Letter of Credit Issuer of a substitute Letter of Credit to the same extent as the Company.

     7. Inspection of Documents by Noteholders. You shall keep a fully executed, or conformed, copy of the Credit Agreement and this Agreement (together with all amendments, modifications, supplements, waivers and consents made or given with respect thereto), as well as a specimen copy of the Letter of Credit, on file at the office of your Corporate Trust Department. You shall permit reasonable inspection to be made of such documents by the holder of any Commercial Paper Note or by any officer, employee or agent of such holder, provided that the person purporting to be such holder establishes to your satisfaction that he is in fact such holder of such Commercial Paper Note and, in cases where inspection is sought to be made by a person purporting to be an officer, employee or agent of such holder, that such person submits evidence satisfactory to you of his authority to make such inspection on behalf of the holder of such Commercial
Paper  Note.   The  Company  shall   promptly   advise  you  of  any  amendment,

                                                                       EXHIBIT H
                                                                         Page 13

modification, waiver or consent made or given with respect to the Credit Agreement, and, promptly after the effectiveness thereof, shall furnish you with a fully executed or conformed copy of such amendment, modification, waiver or consent.

     8. Indemnity. (a) The Company agrees to indemnify you, and hold you harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, interest and reasonable attorneys' fees) resulting from the exercise of your rights and/or the performance of your duties hereunder, including the exercise of your rights and/or the performance of your duties as fiduciary under the Letter of Credit; provided, however, that the Company shall not be liable to indemnify or hold you harmless with respect to any loss, liability, action, suit, judgment, demand, damage, cost or expense resulting from or attributable to your negligence or wilful misconduct or that of your officers, employees or agents. The foregoing indemnity includes, but is not limited to, any action taken or omitted to be taken by you upon telephonic instructions (authorized herein) received by you from, or believed by you in good faith to have been given by, the proper person or persons.

     (b) Neither you nor any of your officers, employees or agents shall be liable to the Company for any action taken or omitted to be taken by you or them hereunder or in connection with the Letter of Credit except for your negligence or wilful misconduct or that of your officers, employees or agents.

     9. Representations and Warranties. In addition to any other representations and warranties on the part of the Company contained herein, the Company hereby represents and warrants to you that its entry into this Agreement, and your appointment by the Company as Depositary, Issuing and Paying Agent and fiduciary, have been duly authorized by all necessary corporate action on the part of the Company and will not violate, breach or contravene any law, rule, regulation, order, contract or agreement binding upon the Company.

     10. Resignation or Removal of Depositary. (a) Subject to the further provisions of this Section 10, you may resign at any time as Depositary, Issuing and Paying Agent and fiduciary hereunder by your delivery to the Company, the

                                                                       EXHIBIT H
                                                                         Page 14

Letter of Credit Issuer and the Agent of written notice of resignation. You may be removed by the Company as such Depositary, Issuing and Paying Agent and fiduciary at any time, with or without cause, by written notice of removal delivered to you, the Letter of Credit Issuer and the Agent. Upon any such resignation or removal the Company may, without other formality than appointment and designation in writing, appoint a successor Depositary, Issuing and Paying Agent and fiduciary hereunder approved by the Letter of Credit Issuer and the Agent.

     (b) Upon acceptance by a qualified successor Depositary, Issuing and Paying Agent and fiduciary of its appointment hereunder, you shall deliver to such successor all Commercial Paper Notes then held by you hereunder for the Company's account for safekeeping, against receipt by such successor, and shall transmit to such successor for deposit in an account established by such successor, all funds, if any, then on deposit in the L/C Account in excess of that amount which is equal to the face amount of all outstanding Commercial Paper Notes theretofore issued by you hereunder.

     (c) No Commercial Paper Notes shall be delivered to you by the Company for safekeeping or issuance hereunder at or at any time following the time of transmission to you of its written notice of removal or the time of the Company's receipt of your written notice of resignation, nor shall any Commercial Paper Notes be issued or delivered to any purchaser by you after transmission by you of your written notice of resignation or the time of your receipt of the Company's written notice of removal.

     (d) Anything herein to the contrary notwithstanding, you shall not be discharged from your duties or obligations hereunder with respect to Commercial Paper Notes theretofore issued and still outstanding following your resignation or removal until: (i) a successor Depositary, Issuing and Paying Agent and fiduciary has been appointed by the Company with the approval of the Letter of Credit Issuer and the Agent and has accepted its appointment hereunder; (ii) a new L/C Account has been established at such successor's offices for purposes of this Agreement; (iii) all Commercial Paper Notes then held by you hereunder for the Company's account for safekeeping have been delivered to such successor;

                                                                       EXHIBIT H
                                                                         Page 15

(iv) all funds maintained in the L/C Account, in excess of that amount necessary to pay outstanding Commercial Paper Notes in full, as aforesaid, have been remitted to such successor for deposit in such new L/C Account; (v) the Letter of Credit has been assigned and transferred or a new Letter of Credit has been issued by the Letter of Credit Issuer to such successor as fiduciary for the holders of Commercial Paper Notes issued by such successor after issuance or transfer of such Letter of Credit; (vi) such successor has executed and delivered such agreements and instruments as the Company and/or the Letter of Credit Issuer and/or the Agent may have requested in connection with such successor's appointment as Depositary, Issuing and Paying Agent and fiduciary hereunder; and (vii) all outstanding Commercial Paper Notes entitled, at the time of issuance thereof, to the benefits of the Letter of Credit under which you are fiduciary have been paid in full or moneys for the payment therefor shall have been returned to the Letter of Credit Issuer pursuant to Section 1 hereof.

     (e) You shall assign and transfer the Letter of Credit to the successor Depositary, Issuing and Paying Agent and fiduciary hereunder pursuant to the provisions of the Letter of Credit. If there is issued a substitute Letter of Credit by the Letter of Credit Issuer in favor of the successor Depositary, Issuing and Paying Agent and fiduciary hereunder and payment in full of all outstanding Commercial Paper Notes entitled to the benefits of the Letter of Credit under which you are fiduciary, you shall promptly surrender such Letter of Credit to the Letter of Credit Issuer.

     (f) Any successor Depositary, Issuing and Paying Agent and fiduciary hereunder shall provide the Company, the Letter of Credit Issuer and the Agent with its address, and telephone, telex and telecopier numbers, to be used for purposes of Section 13 hereof in a notice complying with the terms of said Section.

     (g) Any successor Depositary, Issuing and Paying Agent and fiduciary to be qualified hereunder must at all times be a domestic bank or trust company having its principal office in New York City, New York, be a member of the Federal Reserve System and be authorized to accept deposits and offer checking account facilities.

                                                                       EXHIBIT H
                                                                         Page 16

     11. Term and Termination. (a) The term of this Agreement shall extend from the date hereof and shall end on the earlier of:

          (i) the date of expiration of the Letter of Credit issued by the Letter of Credit Issuer under the Credit Agreement; or

          (ii) the date of termination specified in the Company's termination notice given pursuant to paragraph (b) of this Section 11.

     Any Commercial Paper Notes outstanding on the date of any termination of this Agreement pursuant to paragraph (b) of this Section 11 shall nevertheless remain valid obligations of the Company and shall be entitled to the benefits of the provisions of the Letter of Credit, and the provisions of this Agreement shall continue to be applicable with respect to the payment of such Commercial Paper Notes to the same extent as if this Agreement had not terminated.

     (b) The Company may terminate this Agreement, and the authority granted to you herein, at any time upon not less than ten Business Days' prior written notice given contemporaneously to you, the Agent and the Letter of Credit Issuer specifying the termination date hereof. Promptly following your receipt of such notice, you shall redeliver to the Company all Commercial Paper Notes then held by you hereunder for the Company's account for safekeeping, against receipt by the Company, and shall return to the Letter of Credit Issuer, all funds, if any, then on deposit in, or otherwise to the credit of, the L/C Account in excess of that amount which is equal to the face amount of all outstanding Commercial Paper Notes theretofore issued by you hereunder.

     (c) No Commercial Paper Notes shall be delivered to you by the Company for safekeeping or issuance hereunder at any time following the time of transmission to you of such notice of termination, nor shall any Commercial Paper Notes be issued or delivered to any purchaser by you after your receipt of such notice of termination. Anything herein or in the Credit Agreement to the contrary notwithstanding, the Letter of Credit Issuer shall not be required to issue any Letter of Credit after the date of its receipt of such notice of termination

                                                                       EXHIBIT H
                                                                         Page 17

except as required by the terms of the Credit Agreement to cover Commercial Paper Notes theretofore properly issued by you hereunder.

     12. Amendments and Modifications. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all of the parties (including the consenting party) hereto. No such amendment, modification, termination or waiver shall adversely affect the rights of the holder or holders of any Commercial Paper Note outstanding at the time of such amendment, modification, termination or waiver unless consented to in writing by such holder or holders.

     Notwithstanding anything to the contrary contained in this Depositary Agreement or the Credit Agreement, no material amendment or modification of any provision of this Agreement shall be effective until the Borrower and/or the Agent shall have notified Moody's and S&P in writing of such amendment or modification.

     13. Notices. All notices required to be given hereunder shall be deemed given when given in the manner provided for in the Credit Agreement, addressed as specified below (or addressed to such other address as may be designated from time to time by a Person listed below to the others as its address for such purpose):

If to the Depositary:

(i)  For the Receipt of                       MORGAN  GUARANTY  TRUST  COMPANY
     Blank Notes and                          OF NEW  YORK
     Issuance Instructions                    23 Wall Street (18/15B)
                                              New York, NY  10260-0023
                                              Attention:  Commercial Paper
                                                          Issuance Unit
                                              Tel. No. (212) 235-1782
                                              Facsimile: (212) 235-4983 or
                                                          (212) 235-2663
                                              Telex RCA 232194
                                              Answerback 232194 MGT UR

                                                                       EXHIBIT H
                                                                         Page 18


(ii) Redemption                               MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK
                                              23 Wall Street (18/15B)
                                              New York, NY 10260-0023
                                              Attention: Commercial Paper
                                                          Redemption Unit
                                              Tel. No. (212) 235-1804
                                              Facsimile: (212) 235-4983 or
                                                          (212) 235-2663
                                              Telex RCA 232194
                                              Answerback 232194 MGT UR

(iii) Auditing                                MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK
                                              23 Wall Street (2/15B)
                                              New York, NY 10260-0023
                                              Attention: Commercial Paper
                                                         Auditor
                                              Tel. No. (212) 235-2517
                                              Telex RCA 232194
                                              Answerback 232194 MGT UR

(iv) For All Other                            MORGAN GUARANTY TRUST COMPANY
     Purposes                                   OF NEW YORK
                                              60 Wall Street (36/60W)
                                              New York, NY  10260-0060
                                              Attention:  Commercial Paper
                                                          Client Services
                                              Tel. No. (212) 648-3241
                                              Facsimile: (212) 648-5103
                                              Telex RCA 232194
                                              Answerback 232194 MGT UR

If to the Company:                            OMNICOM FINANCE INC.
                                              437 Madison Avenue
                                              New York, New York  10022
                                              Attention:  Treasurer
                                              Tel. No. (212) 415-3725
                                              Telecopier No. (212) 415-3530

If to the Letter of                           SWISS BANK CORPORATION,
Credit Issuer:                                  New York Branch
                                              10 East 50th Street
                                              New York, New York 10022

                                                                       EXHIBIT H
                                                                         Page 19

                                              Attention: Documentary
                                                         Department
                                              Tel. No. (212) 574-4624
                                              Telex No. RCA 232432
                                              Telecopier No. (212) 574-4657


If to the Agent:                              SWISS BANK CORPORATION,
                                                New York Branch
                                              222 Broadway
                                              New York, New York  10038
                                              Attention:  Client Services
                                              Tel. No. (212) 574-3146
                                              Telex No. RCA 232432
                                              Telecopier No. (212) 574-4180

     14. Binding Effect, Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all parties hereto.

     15. Service Fee. The fee for your services hereunder shall be as mutually agreed upon between the Company and you and shall be payable by the Company. Neither the Letter of Credit Issuer nor the Agent shall have any responsibility or liability for the payment of any such fee.

     16. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

     17. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     18. Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

                                                                       EXHIBIT H
                                                                         Page 20

     19. Fiduciary Duties. It is understood that you are acting as fiduciary only to the extent that you are (i) maintaining the L/C Account, (ii) holding the Letter of Credit for, and have the right to draw under the Letter of Credit on behalf of, the holders from time to time of the Notes and (iii) applying the proceeds of payment under the Letter of Credit for the benefit of said holders.

     20. Right to Rely. You may consult with counsel of your choice, including in-house counsel, and shall not be liable for any action taken, suffered or omitted by you in accordance with the advice of such counsel. Further, you may rely and shall be protected in acting upon any request, certificate, opinion of counsel, statement, instrument, report, notice or other paper or document reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties in connection with this Agreement.

     If the foregoing is acceptable to you, please indicate your agreement therewith by signing this or a duplicate counterpart of this Agreement in the space provided below, and returning this or such duplicate signed counterpart to the Company, whereupon this letter will become a binding agreement among us. By its signature hereto, the consenting Person indicates its concurrence with and agreement to be bound by the provisions of this Agreement to the extent applicable to such party.


                                              OMNICOM FINANCE INC.



                                              By__________________________
                                                 Title:


AGREED:

MORGAN GUARANTY TRUST COMPANY OF
  NEW YORK, as Depositary, Issuing
  and Paying Agent and Fiduciary

                                                                       EXHIBIT H
                                                                         Page 21



By_______________________________
  Title:


CONSENTED AND AGREED TO:

SWISS BANK CORPORATION,
  New York Branch, as
  Letter of Credit Issuer



By_________________________
  Title:



By_________________________
  Title:

                                                                       EXHIBIT I



                             DEPOSITARY CERTIFICATE

     I, the undersigned, Vice President of Morgan Guaranty Trust Company of New York (the "Depositary"), a New York corporation, DO HEREBY CERTIFY that:

     1. This Certificate is furnished in connection with that certain Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 (the "Credit Agreement"), among Omnicom Finance Inc., the Banks named therein, and Swiss Bank Corporation, as Agent and as Letter of Credit Issuer. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.

     2.  All   certifications   hereinafter   made  are   within   areas  of  my
responsibility as an officer of the Depositary and are based on my examination of such books and records of the Depositary as I have deemed necessary.

     3. The Depositary is a duly organized (New York banking corporation) in good standing under the laws of the State of New York and is authorized to act in the fiduciary capacities set forth in or contemplated by the Letter of Credit and the Depositary Agreement.

     4. Acceptance by the Depositary of the Letter of Credit, the execution by the Depositary hereof and the execution, delivery and performance by the Depositary of the Depositary Agreement are within the powers of the Depositary, are powers usually and customarily engaged in by the Depositary and have been duly authorized by all necessary corporate action on behalf of the Depositary.


     WITNESS my hand on this ____ day of ______, 19__.


                                              MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK


                                             By__________________________
                                               Title:

                                                                       EXHIBIT J



                            LETTER OF CREDIT REQUEST


                                                                          {Date}


Swiss Bank Corporation,
   as Agent and as issuer of a Letter of
   Credit pursuant to the Credit Agreement
   referred to below
10 East 50th Street
New York, New York  10022

                 Attention:
                           -----------------------

Ladies and Gentlemen:

     The undersigned, Omnicom Finance Inc., refers to the Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 (as amended from time to time, the "Credit Agreement"), the terms defined therein being used herein as defined therein, among the undersigned, certain Banks party thereto, and you as Agent for such Banks and as Letter of Credit Issuer and hereby requests the Letter of Credit Issuer to issue a Letter of Credit on _____ (the "Date of Issuance") in the aggregate Stated Amount of {insert amount of Total Commitment}.

     The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the Date of Issuance:

     A. The representations and warranties contained in Section 7 of the Credit Agreement are correct as though made on and as of such date; and

     B. No Default or Event of Default  has  occurred  and is  continuing.

                                              Very truly yours,

                                             OMNICOM FINANCE INC.


                                             By______________________
                                               Title:

                                                                       EXHIBIT K

                      SECOND AMENDED AND RESTATED GUARANTY


     GUARANTY, dated as of June 30, 1988, as amended and restated as of January 1, 1993, and as further amended and restated as of July 15, 1994, made by OMNICOM GROUP INC., a corporation organized and existing under the laws of New York (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined), if not otherwise defined herein, shall be used herein as so defined.


                             W I T N E S S E T H :


     WHEREAS, Omnicom Finance Inc. (the "Borrower"), various financial institutions (the "Banks") and Swiss Bank Corporation, as Agent (the "Agent") and as Letter of Credit Issuer (the "Letter of Credit Issuer") (the Banks, the Letter of Credit Issuer and the Agent being hereinafter collectively referred to as the "Guaranteed Parties") have entered into a Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993 and further amended and restated as of July 15, 1994 (as modified, supplemented or amended from time to time, the ("Credit Agreement"), providing for the making of Loans and the issuance of a Letter of Credit as contemplated therein;

     WHEREAS, the Borrower is an indirect wholly-owned Subsidiary of the Guarantor;

     WHEREAS, the Guarantor and the Agent are parties to a Guaranty dated as of June 30, 1988 and amended and restated as of January 1, 1993 (as amended and in effect on the date hereof, the "Existing Guaranty");

     WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Credit Agreement referred to above that the Existing Guaranty be amended and restated in the form hereof;

     WHEREAS, it is a condition to the making of Loans and the issuance of the Letter of Credit under the Credit Agreement that the Guarantor shall have

                                                                       EXHIBIT K
                                                                          Page 2


amended and restated the Existing Guaranty by executing and delivering this Guaranty; and

     WHEREAS, the Guarantor will obtain benefits as a result of the Loans made to, and the Letter of Credit issued for the account of, the Borrower under the Credit Agreement and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the two immediately preceding paragraphs;

     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Guaranteed Parties and hereby covenants and agrees with the Guaranteed Parties as follows:

     1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of the principal of and interest on any Note issued under the Credit Agreement and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or the Depositary Agreement (including without limitation all Unpaid Drawings, but excluding all obligations of the Borrower in respect of Commercial Paper) and the due performance and compliance with the terms of the Credit Agreement, the Notes and the Depositary Agreement by the Borrower (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by the Guarantor under this Guaranty, to the extent owing to the Banks, the Letter of Credit Issuer or the Agent, shall be made on the same basis as payments by the Borrower under Sections 5.03 and 5.04 of the Credit Agreement.

     2. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit

                                                                       EXHIBIT K
                                                                          Page 3

or taking of other action by any Guaranteed Party against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

     3. Any Guaranteed Party may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Guaranteed Parties and the Guarantor;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Parties regardless of what liability or liabilities of the Borrower remain unpaid;

                                                                       EXHIBIT K
                                                                          Page 4


          (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

     4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(a) any action or inaction by any Guaranteed Party as contemplated in Section 3 of this Guaranty; or (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor. This Guaranty is a primary obligation of the Guarantor, and is a guaranty of payment, not merely collection.

     5. (a) The Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Parties against the Borrower or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. The Guarantor hereby further waives any right to enforce any other remedy which the Guaranteed Parties now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Guaranteed Parties to secure payment of the indebtedness of the Borrower. The Guarantor also waives all claims (as such term is defined in the Bankruptcy Code) it may at any time

                                                                       EXHIBIT K
                                                                          Page 5

otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims.

     (b) Notwithstanding the provisions of the preceding clause (a), the Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims (as defined in the Bankruptcy Code) it would have against any Other Party in the absence of the preceding clause (a), and to assert and enforce same, in each case on and after, but at no time prior to, the earlier of (I) the date (the "Subrogation Trigger Date") which is one year and five days after the date on which all indebtedness of the Borrower owing to any of the Guaranteed Parties has been paid in full if and only if (x) no Default or Event of Default of the type described in Section 10.05 of the Credit Agreement with respect to the respective Other Party has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (y) the existence of the Guarantor's rights under this clause
(b) would not make the Guarantor a creditor (as defined in the Bankruptcy Code) of the respective Other Party in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date or (II) the effective date of any amendment to Title 11 of the United States Code or of any decision of the United States Supreme Court that in the reasonable opinion of the Agent provides, in effect, that the status of the Guarantor as an insider creditor of the Borrower will not cause transfers of an interest of the Borrower in property (including payments or grants of security interests by the Borrower) to any Guaranteed Party to be subject to avoidance as a preference for a longer period of time than if the Guaranteed Obligations of the Borrower had not been guaranteed or otherwise secured by the Guarantor or its assets.

     6. In order to induce the Banks to make the Loans and participate in the Letter of Credit and the Letter of Credit Issuer to issue the Letter of Credit, the Guarantor makes the following representations, warranties and agreements:

          (a) Each of the Guarantor and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the

                                                                       EXHIBIT K
                                                                          Page 6


     jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (b) The Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof,
     (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or

                                                                       EXHIBIT K
                                                                          Page 7


     assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

          (e) The consolidated statements of financial condition of the Guarantor and its Consolidated Subsidiaries at December 31, 1993 and March 31, 1994, and the related consolidated statements of income and retained earnings and cash flow of the Guarantor and its Consolidated Subsidiaries for the fiscal year or three-month period, as the case may be, ended on such date and heretofore furnished to the Banks present fairly the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of the Guarantor and its Consolidated Subsidiaries for such fiscal year or three-month period, as the case may be. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except for, with respect to the financial statements for the three-month period ended on March 31, 1994, normal year-end adjustments. Since December 31, 1993, there has been no material adverse change in the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (f) Except as fully reflected in the financial statements delivered pursuant to the preceding clause (e), there were as of the Restatement Effective Date no liabilities or obligations with respect to the Guarantor

                                                                       EXHIBIT K
                                                                          Page 8


     or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be materially adverse to the Guarantor or to the Guarantor and its Subsidiaries taken as a whole.

          (g) There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (h) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to any Bank (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not omit to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          (i) Each of the Guarantor and its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Guarantor and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

                                                                       EXHIBIT K
                                                                          Page 9


          (j) As of June 30, 1994, the authorized capital stock of the Guarantor consists of (i) 75,000,000 shares of common stock, $.50 par value per share, of which 33,296,087 shares are issued and outstanding and (ii) 7,500,000 shares of preferred stock, none of which shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. Other than (x) certain options to purchase 1,273,750 shares of common stock of the Guarantor, (y) the Guarantor's 6-1/2% Convertible Subordinated Debentures due 2004 and (z) the Guarantor's 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000, the Guarantor does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          (k) Each of the Guarantor and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (l) Schedule I correctly sets forth each Subsidiary of the Guarantor, the percentage ownership (direct and indirect) of the Guarantor in each class of capital stock of each such Subsidiary and also identifies the direct owner thereof, in each case as of December 31, 1993 as modified to reflect any material changes after December 31, 1993 and prior to the Restatement Effective Date.

                                                                       EXHIBIT K
                                                                         Page 10


          (m)  Neither  the  Guarantor  nor  any  of  its   Subsidiaries  is  an
     "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (n) Neither the Guarantor nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (o)  The  Guarantor  owns  all of the  capital  stock  of DDB  Needham
     Worldwide Inc. ("DDB"), BBDO Worldwide Inc. ("BBDO") and Omnicom Management, Inc. ("Management"), and DDB, BBDO and Management own, collectively, all of the capital stock of the Borrower.

          (p) Each of the Guarantor and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (q) All proceeds of each Loan and of Commercial Paper shall be used by the Borrower for general corporate purposes; provided that no part of the proceeds of any Loan or any Commercial Paper will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board. Not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in
     Section 7 of this Guaranty constitute Margin Stock and, at the time of each Credit Event, not more than 25% of the value of the assets of the Guarantor

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                                                                       EXHIBIT K
                                                                         Page 11


     or the Guarantor and its Subsidiaries subject to the restrictions contained in Section 7 of this Guaranty will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section neither the Guarantor nor any of its Subsidiaries (including without limitation the Borrower) will use the proceeds of any Loan or any Commercial Paper to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the Guarantor and its Subsidiaries (including without limitation the Borrower) of 10% or more of the capital stock of such corporation, in either case if the Board of Directors of such corporation has publicly announced its opposition to such transaction.

     7. The Guarantor hereby covenants and agrees that on and after the Restatement Effective Date and until the termination of the Total Commitment, the expiration of the Letter of Credit and the repayment in full of the Loans, Notes and Unpaid Drawings, together with interest, fees and all other Obligations incurred under the Credit Agreement, and the repayment in full of all Commercial Paper:

          (a) The Guarantor will furnish to each Bank:

               (i) Within 50 days after the close of each quarterly accounting period in each fiscal year of the Guarantor (other than the fourth fiscal quarterly accounting period), the consolidated statements of financial condition of the Guarantor and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income for such quarterly period and of cash flow for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year (or for the last day of the respective fiscal quarter in the prior fiscal year in the case of the balance sheet), all of which shall be certified by the chief financial officer of the Guarantor, subject to normal year-end adjustments.

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                                                                       EXHIBIT K
                                                                         Page 12


               (ii) Within 105 days after the close of each fiscal year of the Guarantor, the consolidated statements of financial condition of the Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified by independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Guarantor, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

               (iii) At the time of the delivery of the financial statements provided for in clauses (i) and (ii), a certificate of the chief financial officer of the Guarantor to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Guarantor was in compliance with the provisions of clauses
          (o) through (q) of this Section 7, inclusive, at the end of such fiscal quarter or year, as the case may be.

               (iv) Promptly, and in any event within three Business Days after an officer of the Guarantor obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, (y) any litigation or governmental proceeding pending (a) against the Guarantor or any of its Subsidiaries which could

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                                                                       EXHIBIT K
                                                                         Page 13


          materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or
          (b) with respect to any Credit Document and (z) any other event which is likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole.

               (v)  Promptly,   copies  of  all  financial  information,   proxy
          materials and other information and reports, if any, which the Guarantor shall file with the SEC.

               (vi) From time to time, such other information or documents (financial or otherwise) as any Bank may reasonably request, other than consolidating financial statements of Consolidated Subsidiaries and Affiliates.

          (b) The Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Guarantor will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent, the Letter of Credit Issuer or any Bank to visit and inspect, under guidance of officers of the Guarantor or such Subsidiary, any of the properties of the Guarantor or such Subsidiary, and to examine the books of record and account of the Guarantor or such Subsidiary (including, without limitation, consolidating financial statements of Consolidated Subsidiaries and Affiliates) and discuss the affairs, finances and accounts of the Guarantor or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Agent, the Letter of Credit Issuer or such Bank may request.

                                                                       EXHIBIT K
                                                                         Page 14

          (c) The Guarantor  will, and will cause each of its  Subsidiaries  to,
     (i) keep all property useful and necessary in its business in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and
     (iii) furnish to each Bank, upon written request, full information as to the insurance carried.

          (d) The Guarantor will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this clause (d) shall prevent (i) the withdrawal by the Guarantor or any of its
     Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or (ii) any transaction permitted by Section 7(j) of this Guaranty.

          (e) The Guarantor will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (f) As soon as possible and, in any event, within 10 days after the Guarantor or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Guarantor will deliver to each of the Banks a certificate of the chief financial officer of the Guarantor

                                                                       EXHIBIT K
                                                                         Page 15


     setting forth details as to such occurrence and such action, if any, which the Guarantor, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Guarantor, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan Administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in Section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Guarantor, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by theGuarantor or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Guarantor or such Subsidiary.

          (g) The Guarantor shall cause (i) each of its, and each of its Designated Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Designated Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

                                                                       EXHIBIT K
                                                                         Page 16

          (h) The Guarantor will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it is engaged on the Restatement Effective Date and any other reasonably related businesses.

          (i) The Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Guarantor or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this clause (i) shall not prevent the creation, incurrence, assumption or existence of:

               (i) Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established;

               (ii) Liens in respect of property or assets of the Guarantor or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Guarantor or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

               (iii) Liens created for the benefit of the Agent, the Letter of Credit Issuer and the Banks;

               (iv)   Pledges  or   deposits   in   connection   with   worker's
          compensation,   unemployment   insurance  and  other  social  security
          legislation;

               (v) Easements, rights-of-way and other similar Liens on, over or in respect of any property of the Guarantor or any of its Subsidiaries

                                                                       EXHIBIT K
                                                                         Page 17


          which do not individually or in the aggregate materially impair the use or value of the property or assets subject thereto;

               (vi) Purchase money mortgages or other Liens on property acquired after the Original Effective Date by the Guarantor or any of its Subsidiaries to secure the purchase price of such property (or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property), or Liens on any such property at the time of the acquisition of such property by the Guarantor or any of its Subsidiaries, whether or not assumed, provided that (x) the Indebtedness secured by each such Lien shall not exceed the cost of such property to the Guarantor or such Subsidiary or the fair value thereof at the time of the acquisition thereof, as the case may be, whichever is less, (y) each such Lien shall apply and attach only to the property originally subject thereto and fixed improvements thereon or accessions thereto, and (z) the principal amount of Indebtedness at any time outstanding and secured by Liens permitted by this clause
          (vi) of this Section 7(i) shall not in the aggregate for the Guarantor and its Subsidiaries exceed, when aggregated together with the Indebtedness secured by Liens permitted by clause (vii) below, $10,000,000;

               (vii) Liens on accounts receivable of BBDO Nederland B.V. and its Subsidiaries securing Indebtedness owing to ABN AMRO Bank N.V., provided that the outstanding principal amount of such Indebtedness, when aggregated together with the Indebtedness secured by Liens permitted by clause (vi) above, does not exceed $10,000,000;

               (viii)   Liens   securing   Indebtedness   permitted  by  Section
          7(l)(viii); and

               (ix) Liens on assets sold by the Guarantor or any of its Subsidiaries and leased back by the Guarantor or such Subsidiary, so

                                                                       EXHIBIT K
                                                                         Page 18


          long as the aggregate fair value of assets so sold after the Restatement Effective Date pursuant to this clause (ix) shall not exceed $20,000,000.

          (j) The Guarantor will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any  substantial  part of its property or assets,  except that
     (i) any Subsidiary of the Guarantor (other than the Borrower) may do any of the foregoing in any fiscal year (the "Current Year") of the Guarantor so long as (x) the revenues of such Subsidiary for the then most recently ended fiscal year (the "Prior Year"), when added to the revenues for the Prior Year of all other Subsidiaries that have entered into transactions permitted by this clause (i) during the Current Year, do not exceed 15% of the revenues of the Guarantor and its Subsidiaries for the Prior Year and
     (y) the aggregate of (A) the revenues of such Subsidiary for the Prior Year, plus (B) with respect to each Subsidiary which consummated a transaction pursuant to clause (x) in the Current Year or the four immediately preceding fiscal years, the revenues of such Subsidiary for the year prior to the year in which the transaction was consummated, does not exceed 40% of the revenues of the Guarantor and its Subsidiaries for the Prior Year (for purposes hereof the year ending December 31, 1988 shall be the first such preceding fiscal year, and the actual number of such preceding fiscal years shall be used until such time as there are four preceding fiscal years), (ii) Subsidiaries of the Guarantor (other than the Borrower) may convey, sell, lease or otherwise dispose of all or any part of its property or assets to the Guarantor or to other Subsidiaries (including without limitation by way of winding-up, liquidation or dissolution), (iii) any Wholly-Owned Subsidiary of the Guarantor (other than the Borrower) may merge into the Guarantor or another Wholly-Owned Subsidiary, (iv) the Guarantor or any Wholly-Owned Subsidiary may enter into a merger transaction if (w) it is the surviving entity, (x) no Default or Event of Default would exist immediately after giving effect thereto, and (y) in the case of a Wholly-Owned Subsidiary, such Subsidiary remains a

                                                                       EXHIBIT K
                                                                         Page 19

     Wholly-Owned Subsidiary after the merger transaction is consummated, (v) any Specified Subsidiary may wind up, liquidate or dissolve its affairs so long as it does not have any material assets at the time of such winding up, liquidation or dissolution, and (vi) the Guarantor may transfer, sell or convey the stock of one or more of its Subsidiaries (other than the Borrower) to one or more of its other Subsidiaries so long as, in the case of any such transfer, sale or conveyance of the stock of any Designated Subsidiary, the indirect ownership interest of the Guarantor in such Designated Subsidiary is not reduced as a result thereof.

          (k) The Guarantor will not enter into or permit any Subsidiary to enter into any agreements to rent or lease any real or personal property (excluding capitalized leases) except in the ordinary course of business.

          (l) The Guarantor will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness listed on Schedule II ("Existing Indebtedness"), (ii) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by such Subsidiaries in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Subsidiary,
     (iii) obligations under letters of credit incurred by such Subsidiaries in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation, (iv) Indebtedness of Subsidiaries of the Guarantor to the extent permitted under clause (m)(iv)-(vii) below, (v) Indebtedness of the Borrower or any other Subsidiary of the Guarantor arising under, or constituting guaranties of, the Credit Agreement or the Commercial Paper, (vi) other Indebtedness of the Borrower so long as no Default or Event of Default then exists or would result therefrom, (vii) other Indebtedness of Foreign Subsidiaries of the Guarantor incurred in the ordinary course of business and (viii) Indebtedness of any Subsidiary of

                                                                       EXHIBIT K
                                                                         Page 20


     the Guarantor, provided that such Indebtedness was outstanding at such Subsidiary prior to the acquisition by the Guarantor of such Subsidiary and was not incurred in connection with or in contemplation of such acquisition.

          (m) The Guarantor will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the following shall be permitted:

               (i) the Guarantor and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (ii) the Guarantor and its Subsidiaries may acquire and hold Cash Equivalents, and Foreign Subsidiaries of the Guarantor may acquire and hold Foreign Cash Equivalents;

               (iii) the Guarantor and its Subsidiaries may make loans and advances to officers, employees and agents in the ordinary course of business;

               (iv)  the   Guarantor   may  make  loans,   advances  or  capital
          contributions to Consolidated Subsidiaries;

               (v)  Consolidated  Subsidiaries  of the Guarantor may make loans,
          advances  or  capital   contributions   to  the   Guarantor  or  other
          Consolidated Subsidiaries;

               (vi) Subsidiaries of the Guarantor (other than Consolidated Subsidiaries) may make loans, advances or capital contributions to other Subsidiaries of the Guarantor (other than Consolidated Subsidiaries);

                                                                       EXHIBIT K
                                                                         Page 21


               (vii) the Guarantor and Consolidated Subsidiaries may make loans, advances or capital contributions to Affiliates and Subsidiaries of the Guarantor (other than Consolidated Subsidiaries), and may purchase stock or securities of other Persons so that after such purchase such Person is not a Consolidated Subsidiary of the Guarantor, provided that the sum of the net investment in Affiliates and Subsidiaries (other than Consolidated Subsidiaries) made pursuant to this clause
          (vii) plus the principal amount of all loans and advances made pursuant to this clause (vii) and then outstanding shall not exceed an amount equal to 15% of the sum of (x) the Guarantor's Consolidated Net Worth plus (y) the outstanding principal amount of the Guarantor's Subordinated Indebtedness (to the extent and in the amount that any portion of such principal amount matures one year or more after the Expiry Date) at any time;

               (viii) the Guarantor and its Subsidiaries may purchase or acquire stock or securities of another Person in arm's-length transactions so long as no Default or Event of Default exists or would result therefrom and, as a result of such transaction, such Person becomes a Consolidated Subsidiary of the Guarantor; and

               (ix) the Guarantor and its  Subsidiaries  may invest in preferred
          auction  rate  stock  and  other   similar  tax  favored   short  term
          investments with a readily available and liquid secondary market; and

               (x) the Guarantor and its Subsidiaries may make loans, purchase securities or make other investments not permitted by the foregoing clauses of this Section 7(m) so long as the aggregate outstanding amount thereof, net of cash repayments of principal in the case of loans and cash sales proceeds in the case of securities or other investments that are liquidated but excluding any write-ups or write-downs in the value of any such loan, security or other investment that has not been liquidated, shall not exceed $30,000,000 at any time.

                                                                       EXHIBIT K
                                                                         Page 22


          (n)  The  Guarantor   will  not,  and  will  not  permit  any  of  its
     Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Guarantor, other than on terms and conditions sub-stantially as favorable to the Guarantor or such Subsidiary as would be obtainable by the Guarantor or such Subsidiary at the time in a comparable arm's- length transaction with a Person other than an Affiliate.

          (o) The Guarantor will not permit the ratio of its Consolidated Current Assets to its Consolidated Current Liabilities at any time to be less than 0.8:1.

          (p) The Guarantor will not permit the ratio of its Total Consolidated Indebtedness to Total Consolidated Capitalization to be more than (i) 0.65:1 at any time from and including January 1 to and including September 30 of each year and (ii) 0.55:1 at any time from and including October 1 to and including December 31, of each year.

          (q) The Guarantor will not permit the ratio of its Consolidated Indebtedness for any fiscal quarter to its Net Cash Flow for the period of four consecutive fiscal quarters (taken as one accounting period) ending on the last day of such fiscal quarter to be more than 5:1.

          (r) The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Guarantor or any Subsidiary of the Guarantor, or pay any Indebtedness owed to the Guarantor or a Subsidiary of the Guarantor, (b) make loans or advances to the Guarantor or (c) transfer any of its properties or assets to the Guarantor, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Guaranty or any other Credit Document and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Guarantor or a Subsidiary of the Guarantor.

                                                                       EXHIBIT K
                                                                         Page 23


     8. As used in this Guaranty, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Paragraph 7(n), an Affiliate of the Guarantor shall include any Person that directly or indirectly owns more than 5% of the Guarantor, and any officer or director of the Guarantor or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any Bank, the Agent, and any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any Bank, the Agent, and any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States, which commercial paper is rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors

                                                                       EXHIBIT K
                                                                         Page 24


     Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types descri- bed in clauses (i) through (iv) above.

          "Consolidated Current Assets" shall mean, as to any Person, the current assets of such Person and its Subsidiaries determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, as to any Person, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis.

          "Consolidated Indebtedness" shall mean, for any fiscal quarter, an amount equal to (x) the sum of (i) the average of the amounts of Indebtedness of the types listed on Schedule III hereto on the last Business Day of each calendar week ending during such fiscal quarter plus
     (ii) the amount of all Indebtedness of the Guarantor and its Subsidiaries (other than Indebtedness of the types listed on Schedule III hereto) (determined on a consolidated basis) on the last day of such fiscal quarter minus (y) the sum of (i) the amount of all Cash Equivalents and investments of the type described in Section 7(m)(ix) held by the Borrower on the last day of such fiscal quarter plus (ii) the Dollar Equivalent of the amount of all Foreign Cash Equivalents held by Omnicom Finance Ltd. on the last day of such fiscal quarter.

          "Consolidated Net Income" shall mean the net income of the Guarantor and its Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Consolidated Net Worth" shall mean, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis (including therein the portion of such Net Worth reflecting minority interests in Subsidiaries).

          "Designated Subsidiaries" shall mean BBDO Worldwide Inc., BBDO Atlanta Inc., BBDO Chicago Inc., BBDO Detroit Inc., DDB Needham Worldwide Inc., DDB

                                                                       EXHIBIT K
                                                                         Page 25


     Needham Chicago Inc., Rapp Collins Worldwide Inc., Alcone Sims O'Brien Inc., Tracy-Locke Inc., Frank J. Corbett Inc., Kallir Philips Ross, Inc. and Thomas A. Schutz Co., Inc.

          "Dollar Equivalent" shall mean, with respect to any Foreign Cash Equivalent denominated in a currency other than U.S. Dollars, the amount of U.S. Dollars into which the principal amount of such Foreign Cash Equivalent could be converted at the then applicable Exchange Rate. For the purpose of the foregoing determination, the "Exchange Rate" shall be the spot rate at which the relevant currency is offered for sale against delivery of U.S. Dollars on the date of determination thereof (or, if such date is not a Business Day, the next preceding Business Day), as set forth in the Wall Street Journal; provided that if no such rate is set forth in the Wall Street Journal on such date, the "Exchange Rate" shall be the rate quoted by the Agent at the opening of business on such date (or, if such date is not a Business Day, the next preceding Business Day) for the spot rate at which the relevant currency is offered for sale by the Agent against delivery of U.S. Dollars.

          "Foreign Cash Equivalents" shall mean (i) time deposits, certificates of deposit and similar instruments of any Bank or any other commercial bank having long-term indebtedness rated in its highest rating category by Moody's Investors Services, Inc. or by Standard & Poor's Corporation, and
     (ii) such other securities and investments as shall be approved by the Agent from time to time.

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder (other than letters of credit issued in support of accrued expenses and accounts payable incurred in the ordinary course of business), (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such

                                                                       EXHIBIT K
                                                                         Page 26


     liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

          "Net Cash Flow" shall mean, for any period, the Consolidated Net Income of the Guarantor and its Subsidiaries for such period without giving effect to any extraordinary gains or losses and gains or losses from sales of assets (other than sales of inventory in the ordinary course of business), adjusted by (x) adding thereto the following items: (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at such Consolidated Net Income for such period, (ii) the portion of such Consolidated Net Income attributable to minority interests in Subsidiaries, and (iii) the amount of all dividends received during such period by the Guarantor or any of its Consolidated Subsidiaries from corporations other than Consolidated Subsidiaries of the Guarantor, to the extent not included in calculating Consolidated Net Income of the Guarantor for such period and (y) deducting therefrom (i) the amount of all dividends paid by Subsidiaries of the Guarantor to Persons other than the Guarantor or Wholly-Owned Subsidiaries of the Guarantor during such period,
     (ii) the net income for such period of corporations other than Consolidated Subsidiaries of the Guarantor, to the extent allocated to the equity interest of the Guarantor or any such Consolidated Subsidiary in such corporation, and (iii) an amount, if positive, equal to (x) the amount of all dividends paid by the Guarantor to its common or preferred shareholders during such period, minus (y) 50% of the Consolidated Net Income of the Guarantor and its Subsidiaries for such period.

          "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other accounts which, in accordance with generally accepted accounting principles in the United States, constitutes stockholders equity, but in any event deducting therefrom any treasury stock, provided that each of the foregoing shall be determined without giving effect to any foreign currency translation adjustments.

                                                                       EXHIBIT K
                                                                         Page 27

          "Subordinated Indebtedness" of any Person shall mean all Indebtedness of such Person which is subordinated both to the Obligations under the Credit Agreement and all obligations arising under this Guaranty, on terms and conditions satisfactory to the Agent and the Required Banks; provided that when used with respect to the Guarantor, the term "Subordinated Indebtedness" shall be deemed to include (i) all Indebtedness of the Guarantor evidenced by its 6-1/2% Convertible Subordinated Debentures due 2004 and all Indebtedness of the Guarantor evidenced by its 4-1/2/6- 1/4% Step-Up Convertible Subordinated Debentures due 2000, in each case as such Debentures (and the respective indenture governing the terms thereof) are in effect on July 15, 1994 and (ii) all Indebtedness of the Guarantor evidenced and governed by documentation containing subordination terms, covenants, mandatory redemption provisions, events of default and remedies available upon the existence of an event of default no less favorable to the Banks and no more restrictive on the Guarantor and its Subsidiaries than those contained in the documentation evidencing and governing the debt issuances referred to in clause (i) above; in each case as amended, modified and supplemented from time to time with the consent of the Agent and the Required Banks.

          "Total Consolidated Capitalization" shall mean, at any time, the sum of Total Consolidated Indebtedness at such time plus Consolidated Net Worth at such time.

          "Total Consolidated Indebtedness" shall mean, at any time, all Indebtedness of the Guarantor and its Subsidiaries at such time, determined on a consolidated basis.

     9. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, any Guaranteed Party or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or

                                                                       EXHIBIT K
                                                                         Page 28


further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Guaranteed Party or the holder of any Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranteed Party or the holder of any Note to any other or further action in any circumstances without notice or demand.

     10. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Parties and their successors and assigns.

     11. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except as provided in Section 12.13 of the Credit Agreement.

     12. The Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

     13. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default each Bank and Letter of Credit Issuer is hereby authorized at any time or from time to time, without presentment, demand, protest, or other notice of any kind to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank or the Letter of Credit Issuer (including without limitation by branches and agencies of such Bank or the Letter of Credit Issuer wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations of the Guarantor to such Bank or the Letter of Credit Issuer under this Guaranty, irrespective of whether or not such Bank shall have made any demand hereunder and although said obligations, or any of them, shall be contingent or unmatured.

                                                                       EXHIBIT K
                                                                         Page 29


     14. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 12.03 of the Credit Agreement, provided that, for this purpose, the address of the Guarantor shall be the one specified opposite its signature below.

     15. If claim is ever made upon any Guaranteed Party or the holder of any Note for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Guarantor), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any liability of the Guarantor, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

     16. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against any Guaranteed Party or the holder of any Note shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     17. The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Guarantor to the Banks); provided that, except as otherwise specifically provided herein, all computations determining compliance with

                                                                       EXHIBIT K
                                                                         Page 30


Section 7 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 6(e).

     18. This Guaranty and the rights and obligations of the Guaranteed Parties, the holders of the Notes and the Guarantor hereunder shall be construed in accordance with and governed by the law of the State of New York. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor agrees that if at any time its principal place of business is not in the City and State of New York, it will irrevocably designate, appoint and empower an agent for purposes of this Section, in the City and State of New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agent. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any Guaranteed Party or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                                                                       EXHIBIT K
                                                                         Page 31


     19. The obligation of the Guarantor to make payment in Dollars of any Guaranteed Obligations due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the respective Guaranteed Party in the United States of America of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations. The obligation of the Guarantor to make payment in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations, and shall not be affected by judgment being obtained for any other sums due under this Guaranty.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address

437 Madison Avenue                           OMNICOM GROUP INC.
New York, New York  10022
Attention:  Mr. Fred J. Meyer
            Chief Financial                  By:
            Officer                              -------------------------
                                                 Title: Treasurer


Accepted and Agreed to:

SWISS BANK CORPORATION,
  New York Branch
  as Agent for the Banks


By:
    -------------------------
   Title:



By:
    -------------------------
   Title:

                                                                      SCHEDULE I
                                                                    to Exhibit K





                                             SUBSIDIARIES OF THE GUARANTOR
                                     {SOMETIMES REFERRED TO AS THE "REGISTRANT"}


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         -------------                        -------                       ---------
Omnicom Group Inc................................       New York                             --                              --
Omnicom International Inc........................       Delaware                         Registrant                         100%
Omnicom Management Inc...........................       Delaware                         Registrant                         100%
Omnicom Finance Inc..............................       Delaware                     BBDO Worldwide Inc.                     33%
                                                                                DBD Needham Worldwide Inc.                   33%
                                                                                  Omnicom Management Inc.                    34%
Altschiller Reitzfeld Inc........................       New York                         Registrant                         100%
Goodby, Berlin & Silverstein Holdings Inc........      California                        Registrant                         100%
Goodby, Berlin and Silverstein, Inc..............      California        Goodby, Berlin & Silverstein Holdings Inc.         100%
BBDO Worldwide Inc...............................       New York                         Registrant                         100%
BBDO Atlanta, Inc................................        Georgia                     BBDO Worldwide Inc.                    100%
BBDO Chicago, Inc................................       Delaware                     BBDO Worldwide Inc.                    100%
BBDO Detroit, Inc................................       Delaware                     BBDO Worldwide Inc.                    100%
BBDO International Inc...........................       Delaware                 Omnicom International Inc.                 100%
David Ratto/BBDO S.A.............................       Argentina                    BBDO Worldwide Inc.                     20%
Clemenger BBDO Ltd...............................       Australia                    BBDO Worldwide Inc.                     47%
Clemenger Perth Pty. Ltd.........................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Pty. Ltd...............................       Australia                    Clemenger BBDO Ltd.                     47%
HCL Group Pty. Ltd. (Melbourne)..................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Adelaide Pty. Ltd......................       Australia                    Clemenger BBDO Ltd.                     47%
HCL Group Pty. Ltd. (Sydney).....................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Direct Response Pty. Ltd. (Melbourne)..       Australia                    Clemenger BBDO Ltd.                     37%
HCL Group Pty. Ltd. (Brisbane)...................       Australia                    Clemenger BBDO Ltd.                      9%
Clemenger Sydney Pty. Ltd........................       Australia                    Clemenger BBDO Ltd.                     47%
Port Productions Pty. Ltd........................       Australia                    Clemenger BBDO Ltd.                     35%
Clemenger Brisbane Pty. Ltd......................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Direct Response Pty. Ltd. (Sydney).....       Australia                    Clemenger BBDO Ltd.                     37%
Clemenger Tasmania Pty. Ltd......................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Melbourne Pty. Ltd.....................       Australia                    Clemenger BBDO Ltd.                     47%
Whybin and Partners Pty. Ltd.....................       Australia                    Clemenger BBDO Ltd.                     15%
TEAM/BBDO Werbeagentur Ges. m.b.H ...............        Austria                     BBDO Worldwide Inc.                    100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......        Austria              TEAM/BBDO Werbeagentur Ges. m.b.H              87%
Sponsoring & Event Marketing S.A.................        Belgium                      BBDO Belgium S.A.                      65%
Omnimedia S.A....................................        Belgium                      BBDO Belgium S.A.                      44%
Media Team S.A...................................        Belgium                      BBDO Belgium S.A.                      65%
Media Team Planning S.A..........................        Belgium                      BBDO Belgium S.A.                      44%
Morael & Partners S.A............................        Belgium                      BBDO Belgium S.A.                      62%
VVL/BBDO S.A.....................................        Belgium                      BBDO Belgium S.A.                      70%
Moors Bronselaer S.A.............................        Belgium                      BBDO Belgium S.A.                      83%
BBDO Belgium S.A.................................        Belgium                     BBDO Worldwide Inc.                     88%
Media Team S.A...................................        Belgium                     BBDO Worldwide Inc.                     44%
N'Lil S.A........................................        Belgium                      BBDO Belgium S.A.                      45%
Topolino S.A.....................................        Belgium                      BBDO Belgium S.A.                      45%
RPV Comunicacoes Ltda............................        Brazil                 ALMAP/BBDO Comunicacoes Ltda.                70%
Almap/BBDO Comunicacoes Ltda.....................        Brazil                    BBDO Publicidade, Ltda.                   70%
BBDO Publicidade, Ltda...........................        Brazil                      BBDO Worldwide Inc.                    100%
McKim Communications.............................        Canada                       BBDO Canada Inc.                      100%
Stringham & Grant Tandy..........................        Canada                       BBDO Canada Inc.                       50%
PNMD, Inc........................................        Canada                       BBDO Canada Inc.                       30%
BBDO Canada Inc..................................        Canada                      BBDO Worldwide Inc.                    100%
BBDO Chile, S.A..................................         Chile                      BBDO Worldwide Inc.                     45%
BBDO/CNUAC Advertising Co. Ltd...................         China                    BBDO Asia Pacific Ltd.                    51%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 2


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                     --------                         ------------                         -------                      ----------
Alberto H. Garnier, S.A..........................      Costa Rica                    BBDO Worldwide Inc.                     20%
BBDO D.O.O Zagreb................................        Croatia                     BBDO Worldwide Inc.                     40%
Impact/BBDO International Ltd....................        Cyprus                      BBDO Worldwide Inc.                     44%
Mark/BBDO, joint stock company...................    Czech Republic                  BBDO Worldwide Inc.                     36%
Media Direction..................................    Czech Republic                  BBDO Worldwide Inc.                     20%
BBDO Denmark A/S.................................        Denmark                      BBDO Holding A/S                       49%
BBDO Business Communications A/S.................        Denmark                      BBDO Holding A/S                       30%
J & J Business Communications A/S................        Denmark                      BBDO Holding A/S                       21%
BBDO Holding A/S.................................        Denmark                     BBDO Worldwide Inc.                    100%
SEPIA A/S........................................        Denmark                      BBDO Denmark A/S                       12%
The Media Partnership A/S........................        Denmark                      BBDO Denmark A/S                       10%
Impact/BBDO......................................         Egypt                Impact/BBDO International Ltd.                40%
Apex Publicidad, S.A. de C.V.....................      El Salvador                 Garnier/BBDO Inc. S.A.                    10%
Bookkeeper Investment OY.........................        Finland                     BBDO Worldwide Inc.                     86%
OY Avant/BBDO Ltd................................        Finland                  Bookkeeper Investment OY                   69%
AKT/BBDO Business Communications OY..............        Finland                  Bookkeeper Investment OY                   64%
Bookkeeper Financing OY..........................        Finland                  Bookkeeper Investment OY                   86%
La Compagnie S.A.................................        France                           BBDO GmbH                         100%
Nomad S.A........................................        France                       La Compagnie S.A.                      60%
The Media Partnership ...........................        France                       La Compagnie S.A.                      17%
Proximite S.A....................................        France                       La Compagnie S.A.                      70%
Directment S.A...................................        France                       La Compagnie S.A.                      45%
West End S.A.....................................        France                       La Compagnie S.A.                      50%
Realisation S.A..................................        France                       La Compagnie S.A.                      51%
Optimum Media S.A................................        France                       La Compagnie S.A.                      50%
Deslegan S.A.....................................        France                       La Compagnie S.A.                      40%
Reflexions S.A...................................        France                       La Compagnie S.A.                      55%
CLM/BBDO S.A.....................................        France                       La Compagnie S.A.                     100%
BBDO GmbH & Partner Kg...........................        Germany                          BBDO GmbH                          80%
TEAM/BBDO Berlin GmbH............................        Germany                   BBDO GmbH & Partner Kg                    80%
Stein Holding GmbH...............................        Germany                   BBDO GmbH & Partner Kg                    80%
Sponsor Partners GmbH............................        Germany                   BBDO GmbH & Partner Kg                    40%
Boebel, Adam/BBDO GmbH...........................        Germany                   BBDO GmbH & Partner Kg                    36%
Kohtes & Klewes GmbH.............................        Germany                   BBDO GmbH & Partner Kg                    35%
K & K Kohtes, Klewes Public Relations GmbH.......        Germany                    Kohtes & Klewes GmbH                     35%
K & K Kohtes, Klewes & Partner Umwelt-
   kommunikation GmbH ...........................        Germany                    Kohtes & Klewes GmbH                     19%
Claus Koch Corp. Communications GmbH.............        Germany                   BBDO GmbH & Partner Kg                    30%
TEAM DIRECT Ges fur Direct Marketing GmbH........        Germany                   BBDO GmbH & Partner Kg                    60%
Hiel/BBDO GmbH...................................        Germany                   BBDO GmbH & Partner Kg                    32%
BBDO Business Communications GmbH................        Germany                   BBDO GmbH & Partner Kg                    64%
The Media Partnership............................        Germany                   BBDO GmbH & Partner Kg                    20%
BBDO Dusseldorf GmbH.............................        Germany                   BBDO GmbH & Partner Kg                    78%
Economia Holding GmbH (Hamburg)..................        Germany                   BBDO GmbH & Partner Kg                    40%
BBDO/TELECOM GmbH................................        Germany                   BBDO GmbH & Partner Kg                    64%
Media Direction GmbH.............................        Germany                   BBDO GmbH & Partner Kg                    22%
HMl Heuser, Mayer, Partner GmbH..................        Germany                   BBDO GmbH & Partner Kg                    32%
Hildmann  & SchneiDer GmbH.......................        Germany                   BBDO GmbH & Partner Kg                    76%
M.I.D. GmbH......................................        Germany                   BBDO GmbH & Partner Kg                    40%
BBDO Hamburg GmbH................................        Germany                   BBDO GmbH & Partner Kg                    80%
BBDO GmbH .......................................        Germany                     BBDO Worldwide Inc.                    100%
Fotostudio as der Alster GmbH....................        Germany               Economia Holding GmbH (Hamburg)               32%
Economia Kg......................................        Germany               Economia Holding GmbH (Hamburg)               40%
Manfred Baumann GmbH.............................        Germany               Economia Holding GmbH (Hamburg)               40%
Brodersen, Stampe GmbH...........................        Germany               Economia Holding GmbH (Hamburg)               40%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 3

                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
Stein Promotions GmbH............................        Germany                     Stein Holding GmbH                      80%
Promotion Dynamics GmbH..........................        Germany                     Stein Holding GmbH                      64%
Stein Promotion Management Group GmbH............        Germany                     Stein Holding GmbH                      64%
BBDO Group S.A...................................        Greece                           BBDO GmbH                          80%
BBDO/Athens S.A..................................        Greece                        BBDO Group S.A.                       64%
Team/Athens S.A..................................        Greece                        BBDO Group S.A.                       30%
Tempo S.A........................................        Greece                        BBDO Group S.A.                       20%
BBDO Direct S.A..................................        Greece                        BBDO Group S.A.                       80%
The Media Partnership S.A. ......................        Greece                        BBDO Group S.A.                       20%
Cinemax S.A......................................        Greece                        BBDO Group S.A.                       59%
Global S.A.......................................        Greece                        BBDO Group S.A.                       80%
Service 800 S.A..................................        Greece                        BBDO Group S.A.                       32%
BBDO Business Communications S.A.................        Greece                        BBDO Group S.A.                       60%
IKON S.A.........................................        Greece                        BBDO Group S.A.                       39%
Point-Zero S.A...................................        Greece                        BBDO Group S.A.                       25%
B/P/R Ltd........................................        Greece                        BBDO Group S.A.                       79%
Grafis S.A.......................................        Greece                        BBDO Group S.A.                       56%
Lamda Alpha S.A..................................        Greece                        BBDO Group S.A.                       21%
BBDO Guatemala S.A...............................       Guatemala                  Garnier/BBDO Inc. S.A.                    30%
Zues Publicidad S.A. de C.V......................       Honduras                   Garnier/BBDO Inc. S.A.                    10%
BBDO Hong Kong Ltd...............................       Hong Kong                  BBDO Asia Pacific Ltd.                   100%
BBDO Asia Pacific Ltd............................       Hong Kong                    BBDO Worldwide Inc.                    100%
Topreklam/BBDO Int'l Advtg. Agency Ltd...........        Hungary                     BBDO Worldwide Inc.                     30%
RK Swamy/BBDO Advertising Ltd....................         India                    BBDO Asia Pacific Ltd.                    20%
Italia/BBDO S.p.A................................         Italy                      BBDO Worldwide Inc.                    100%
The Media Partnership S.p.A......................         Italy                      Italia/BBDO S.p.A.                      25%
Strategies SAL...................................        Lebanon               Impact/BBDO International Ltd.                11%
Impact/BBDO......................................        Lebanon               Impact/BBDO International Ltd.                44%
BBDO (Malaysia) Sdn Bhd..........................       Malaysia                   BBDO Asia Pacific Ltd.                    70%
BBDO Mexico, S.A. de C.V.........................        Mexico                      BBDO Worldwide Inc.                    100%
Perik Landewe & Partners B.V.....................      Netherlands                      BBDO BC B.V.                         26%
Keja/Donia B.V...................................      Netherlands                  BBDO Nederlands B.V.                     50%
FHV/BBDO B.V.....................................      Netherlands                  BBDO Nederlands B.V.                     50%
Bennis B/P/R B.V.................................      Netherlands                  BBDO Nederlands B.V.                     50%
BBK B.V..........................................      Netherlands                  BBDO Nederlands B.V.                     24%
Signum B.V.......................................      Netherlands                  BBDO Nederlands B.V.                     50%
Bartels/Verdonk Impuls B.V.......................      Netherlands                  BBDO Nederlands B.V.                     50%
BBDO BC B.V......................................      Netherlands                  BBDO Nederlands B.V.                     50%
Heliberg Beheer B.V..............................      Netherlands                  BBDO Nederlands B.V.                     30%
BBDO Nederlands B.V..............................      Netherlands                   BBDO Worldwide Inc.                     50%
Liberty Films B.V................................      Netherlands                      FHV/BBDO B.V.                        50%
Mediacenter B.V..................................      Netherlands                      FHV/BBDO B.V.                        13%
Media Direction Netherlands B.V..................      Netherlands                      FHV/BBDO B.V.                        34%
The Media Partnership B.V........................      Netherlands                      FHV/BBDO B.V.                        10%
Clemenger/BBDO Ltd. (N.Z.).......................      New Zealand                   Clemenger BBDO Ltd.                     47%
Colenso Communications Ltd.......................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  47%
HKM Advertising Ltd. ............................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  47%
Marcoa Direct Ltd. (Auckland)....................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  33%
Bosby Services...................................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  47%
BBDO Nicaragua S.A...............................       Nicaragua                  Garnier/BBDO Inc. S.A.                    25%
Jenssen & Borkenhagen A/S........................        Norway                           BBDO GmbH                          42%
Schroder Production A/S..........................        Norway                   Jenssen & Borkenhagen A/S                  42%
Garnier/BBDO Inc. S.A............................        Panama                      BBDO Worldwide Inc.                     50%
Campagnani/BBDO S.A..............................        Panama                    Garnier/BBDO Inc. S.A.                    10%
BBDO Peru S.A....................................         Peru                       BBDO Worldwide Inc.                     51%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 4


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
PAC/BBDO Worldwide Inc...........................      Philippines                 BBDO Asia Pacific Ltd.                    30%
BBDO Warsaw......................................        Poland                      BBDO Worldwide Inc.                    100%
The Media Partnership Ltda.......................       Portugal         BBDO Portugal Agencia de Publicidade, Ltda.         16%
Smash Ltda.......................................       Portugal         BBDO Portugal Agencia de Publicidade, Ltda.         59%
BBDO Portugal Agencia de Publicidade, Ltda.......       Portugal                     BBDO Worldwide Inc.                     65%
Consultores de Relaciones Publicas, Inc..........      Puerto Rico                  BBDO Puerto Rico Inc.                    85%
Headline Public Relations & Promotions, Inc......      Puerto Rico                  BBDO Puerto Rico Inc.                    85%
BBDO Puerto Rico Inc.............................      Puerto Rico                   BBDO Worldwide Inc.                     85%
Graffiti/BBDO....................................        Romania                     BBDO Worldwide Inc.                     20%
BBDO Marketing...................................        Russia                      BBDO Worldwide Inc.                    100%
Impact/BBDO......................................     Saudi Arabia             Impact/BBDO International Ltd.                44%
BBDO Singapore Pte Ltd...........................       Singapore                  BBDO Asia Pacific Ltd.                   100%
Mark/BBDO Ltd....................................    Slovak Republic           Mark/BBDO, Joint Stock Company                17%
The Media Partnership S.A........................         Spain                       BBDO Espana S.A.                       23%
Tiempo/BBDO S.A..................................         Spain                       BBDO Espana S.A.                       72%
Contrapunto S.A..................................         Spain                       BBDO Espana S.A.                       67%
Tiempo/BBDO Madrid S.A...........................         Spain                       BBDO Espana S.A.                       70%
BBDO Espana S.A..................................         Spain                      BBDO Worldwide Inc.                     90%
Extension Madrid S.A.............................         Spain                    Tiempo/BBDO Madrid S.A.                   70%
Media Direction Madrid, S.A......................         Spain                    Tiempo/BBDO Madrid S.A.                   70%
Extension S.A.  .................................         Spain                       Tiempo/BBDO S.A.                       72%
DEC S.A. ........................................         Spain                       Tiempo/BBDO S.A.                       61%
Media Direction..................................         Spain                       Tiempo/BBDO S.A.                       72%
Ehrenstrahle & Co. A.B...........................        Sweden                      BBDO Worldwide Inc.                     74%
HLR/BBDO Reklambyra A.B..........................        Sweden                      BBDO Worldwide Inc.                     40%
Ehrenstrahle & Co on Stockholm A.B...............        Sweden                    Ehrenstrahle & Co. A.B.                   74%
HLR/Diversified Agencies A.B.....................        Sweden                   HLR/BBDO Reklambyra A.B.                   40%
FGH Annonsbyra A.B...............................        Sweden                   HLR/BBDO Reklambyra A.B.                    4%
HLR/Basic Promotion A.B..........................        Sweden                   HLR/BBDO Reklambyra A.B.                   40%
HLR/Broadcast Filmproduction A.B.................        Sweden                   HLR/BBDO Reklambyra A.B.                   40%
Box Direct Marketing A.B.........................        Sweden                   HLR/BBDO Reklambyra A.B.                   13%
Gester & Co. A.B.................................        Sweden                   HLR/BBDO Reklambyra A.B.                   11%
ASGS Editorial A.G...............................      Switzerland                     Aebi/BBDO A.G.                        66%
Aebi/BBDO A.G....................................      Switzerland                   BBDO Worldwide Inc.                    100%
Stentor/BBDO Advertising Ltd.....................        Taiwan                    BBDO Asia Pacific Ltd.                    55%
MEDIA +..........................................        Turkey            Alice Marketing Communication Services            27%
FOCUS 4..........................................        Turkey            Alice Marketing Communication Services            27%
Alice Marketing Communication Services...........        Turkey                      BBDO Worldwide Inc.                     30%
Impact/BBDO......................................  United Arab Emirates        Impact/BBDO International Ltd.                44%
Abbott Mead Vickers. BBDO Ltd....................    United Kingdom                  BBDO Worldwide Inc.                     26%
Ratto/BBDO y Asociados...........................        Uruguay                    David Ratto/BBDO S.A.                    20%
BBDO Venezuela...................................       Venezuela                    BBDO Worldwide Inc.                     50%
DDB Needham Worldwide Inc........................       New York                         Registrant                         100%
Doyle Dane Bernbach De Mexico S.A. de C.V........       New York                         Registrant                         100%
Milici Valenti Gabriel DDB Needham Inc...........        Hawaii                          Registrant                         100%
Tracy-Locke Inc..................................         Texas                          Registrant                         100%
DDB Needham Chicago Inc..........................       Delaware                 DDB Needham Worldwide Inc.                 100%
DDB Needham Worldwide Partners, Inc..............       New York                 DDB Needham Worldwide Inc.                 100%
Elgin Syferd/DDB Needham Inc.....................      Washington                DDB Needham Worldwide Inc.                 100%
DDB Needham International Inc....................       Delaware                 Omnicom International Inc.                 100%
Tracy-Locke Public Relations, Inc................         Texas                       Tracy-Locke Inc.                      100%
The Focus Agency Inc.............................       Delaware                  DDB Needham Chicago Inc.                  100%
Puskar Gibbon Chapin Inc.........................         Texas                       Tracy-Locke Inc.                      100%
DDB Needham Brisbane Pty. Ltd....................       Australia              DDB Needham Melbourne Pty. Ltd.              100%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 5


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
DDB Needham Worldwide Pty. Ltd. (Australia) .....       Australia           DDB Needham Worldwide Partners, Inc.            100%
Graphique Nominees Pty...........................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)         25%
K & Z Marketing Group Pty Limited................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Melbourne Pty. Ltd...................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Adelaide Pty. Ltd....................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Sydney Pty. Ltd......................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
Nowland Robinson Partners Adv. Pty. Ltd..........       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)         70%
Doyle Dane Bernbach Pty..........................       Australia                        Registrant                         100%
DDB Needham Heye & Partner Werbeagentur GmbH.....        Austria               DDB Needham Heye & Partner GmbH               53%
Acts Werbeveranstaltungen GmbH...................        Austria        DDB Needham Heye & Partner Werbeagentur GmbH         16%
DDB Needham Heye & Partner GmbH..................        Austria            DDB Needham Worldwide Partners, Inc.             55%
                                                                                   Heye & Partner GmbH                       34%
DDB Needham Worldwide S.A. ......................        Belgium               DDB Needham International Inc.                20%
                                                                                   DDB Needham Worldwide Inc.                26%
                                                                            DDB Needham Worldwide Partners, Inc.             20%
                                                                                         Registrant                          26%
DDB Needham Holding S.A..........................        Belgium                 DDB Needham Worldwide, Inc.                  1%
                                                                            DDB Needham Worldwide Partners, Inc.             99%
T.M.P. S.A.......................................        Belgium                 DDB Needham Worldwide S.A.                  23%
Omnimedia S.A....................................        Belgium                 DDB Needham Worldwide S.A.                  46%
Optimum Media Team S.A...........................        Belgium                 DDB Needham Worldwide S.A.                  46%
Marketing Power Rapp & Collins S.A...............        Belgium                 DDB Needham Worldwide S.A.                  60%
DDB Needham Worldwide Brazil Ltda................        Brazil                  DDB Needham Worldwide Inc.                  50%
Olympic DDB Needham Bulgaria.....................       Bulgaria                  Olympic DDB Needham S.A.                   51%
Omnicom Canada Inc...............................        Canada                          Registrant                         100%
Beijing DDB Needham Advertising Co. Ltd..........         China                  DDB Needham Worldwide Ltd.                  51%
DDB Needham WW Prague............................    Czech Republic         DDB Needham Worldwide Partners, Inc.             56%
The Media Partnership A/S........................        Denmark                 DDB Needham Scandinavia A/S                  6%
DDB Needham Denmark A/S..........................        Denmark                 DDB Needham Scandinavia A/S                 80%
DDB Needham Scandinavia A/S......................        Denmark            DDB Needham Worldwide Partners, Inc.            100%
Brand Sellers DDB Needham Estonia................        Estonia                Brand Sellers DDB Needham OY                 20%
Brand Sellers DDB Needham OY.....................        Finland                 DDB Needham Scandinavia A/S                 30%
Promotive S.A....................................        France                       AZ Editions S.A.                       51%
DDB Lille S.A....................................        France                    DDB Needham Trade S.A.                    51%
DDB The Way S.A..................................        France                    DDB Needham Trade S.A.                    80%
JCR S.A..........................................        France                    DDB Needham Trade S.A.                    51%
Immomedia S.A....................................        France           DDB Needham Worldwide Communication S.A.           10%
Intertitres  S.A.................................        France           DDB Needham Worldwide Communication S.A.           75%
                                                                                          SDMP S.A.                          13%
Nacre S.A........................................        France           DDB Needham Worldwide Communication S.A.           51%
Tempo S.A........................................        France           DDB Needham Worldwide Communication S.A.           19%
DDB En Reseau S.A................................        France           DDB Needham Worldwide Communication S.A.           51%
DDB Needham GIE S.A..............................        France           DDB Needham Worldwide Communication S.A.          100%
TMPF S.A.........................................        France           DDB Needham Worldwide Communication S.A.           14%
CRTV S.A.........................................        France           DDB Needham Worldwide Communication S.A.           17%
Optimum Media S.A................................        France           DDB Needham Worldwide Communication S.A.           50%
Optimum Partenariat S.A..........................        France           DDB Needham Worldwide Communication S.A.           66%
Productions 32 S.A...............................        France           DDB Needham Worldwide Communication S.A.           66%
                                                                                          SDMP S.A.                          17%
Directing S.A....................................        France           DDB Needham Worldwide Communication S.A.           51%
Orchestra S.A....................................        France           DDB Needham Worldwide Communication S.A.           65%
Eurocorporate S.A................................        France           DDB Needham Worldwide Communication S.A.          100%
Colin Guittard Nazaret S.A.......................        France           DDB Needham Worldwide Communication S.A.           19%
Maphi S.A........................................        France           DDB Needham Worldwide Communication S.A.          100%
DDB Needham Worldwide Europe S.A.  ..............        France           DDB Needham Worldwide Communication S.A.          100%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 6


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
MODA S.A.........................................        France           DDB Needham Worldwide Communication S.A.           83%
SDMP S.A.........................................        France           DDB Needham Worldwide Communication S.A.           51%
Intermail Rapp & Collins S.A.....................        France           DDB Needham Worldwide Communication S.A.           40%
                                                                                         Maphi S.A.                          60%
DDB Needham Trade S.A............................        France           DDB Needham Worldwide Communication S.A.          100%
Mediametrie S.A..................................        France           DDB Needham Worldwide Communication S.A.            2%
Force Directe S.A................................        France                          Maphi S.A.                           5%
Dites 33 S.A.....................................        France                          Maphi S.A.                          34%
Intertel S.A.....................................        France                          Maphi S.A.                         100%
Marketic Conseil S.A.............................        France                          Maphi S.A.                          51%
Pigment S.A......................................        France                          Maphi S.A.                          76%
Providence S.A...................................        France                           Moda S.A.                          83%
SFV S.A..........................................        France                      Productions 32 S.A.                     79%
DDB Needham Worldwide Communication S.A..........        France                          Registrant                         100%
DDB Needham Worldwide S.A. ......................        France                          Registrant                          45%
                                                                          DDB Needham Worldwide Communication S.A.           55%
Publiteam S.A....................................        France                           SDMP S.A.                          17%
AZ Editions S.A..................................        France                           SDMP S.A.                          51%
Perre Contact S.A................................        France                            SFV S.A.                          79%
Media Direction GmbH.............................        Germany          Communication Management GmbH Dusseldorf           22%
                                                                                  BBDO GmbH & Partner KG                     22%
Screen GmbH......................................        Germany          Communication Management GmbH Dusseldorf           99%
Wensauer DDB Needham GmbH (Ludwigsburg)..........        Germany          Communication Management GmbH Dusseldorf           99%
The Media Partnership GmbH.......................        Germany          Communication Management GmbH Dusseldorf           25%
Wensauer DDB Needham Beteiligungsgesellschaft GmbH       Germany          Communication Management GmbH Dusseldorf           82%
Wensauer DDB Needham GmbH........................        Germany          Communication Management GmbH Dusseldorf           99%
DeHaas & Partner Werbeagentur GmbH...............        Germany          Communication Management GmbH Dusseldorf           79%
Fritsch Heine Rapp & Collins GmbH................        Germany          Communication Management GmbH Dusseldorf           85%
Global Ad GmbH...................................        Germany          Communication Management GmbH Dusseldorf           48%
Heye & Partner GmbH..............................        Germany            DDB Needham Worldwide Partners, Inc.             45%
Data Direct Rapp & Collins GmbH..................        Germany              Fritsch Heine Rapp & Collins GmbH              85%
Heye Management Service GmbH.....................        Germany                     Heye & Partner GmbH                     23%
Print, Munchen GmbH..............................        Germany                     Heye & Partner GmbH                     45%
HDR GmbH Dusseldorf..............................        Germany                     Heye & Partner GmbH                     36%
Communication Management GmbH Dusseldorf.........        Germany                         Registrant                          99%
Camera Uno GmbH (Ludwigsburg)....................        Germany             Service Company GmbH (Ludwigsburg)              90%
Wensauer DDBN Werbeagentur GmbH (Frankfurt)......        Germany        Wensauer DDB Needham Beteiligungsgesellschaft GmbH   82%
SV Studio Lichts ATZ GmbH........................        Germany                  Wensauer DDB Needham GmbH                  99%
Service Company GmbH (Ludwigsburg)...............        Germany           Wensauer DDB Needham GmbH (Ludwigsburg)           99%
Olympic DDB Needham S.A..........................        Greece                   DDB Needham Holding S.A.                   51%
Tempo Hellas S.A.................................        Greece                   Olympic DDB Needham S.A.                   13%
Inno Rapp & Collins S.A..........................        Greece                   Olympic DDB Needham S.A.                   26%
The Media Partnership S.A........................        Greece                   Olympic DDB Needham S.A.                   13%
Oxygen S.A.......................................        Greece                   Olympic DDB Needham S.A.                   46%
Brilliant Shine Development Ltd..................       Hong Kong        Bentley DDB Needham Public Relations, Ltd.          70%
Bentley DDB Needham Public Relations, Ltd........       Hong Kong               DDB Needham Asia Pacific Ltd.                70%
Product Creation Ltd.............................       Hong Kong               DDB Needham Asia Pacific Ltd.                51%
Lee DDB Needham Public Relations Ltd. (Taiwan)...       Hong Kong               DDB Needham Asia Pacific Ltd.                25%
Delta Group Ltd..................................       Hong Kong               DDB Needham Asia Pacific Ltd.               100%
Doyle Dane Bernbach Hong Kong Ltd................       Hong Kong               DDB Needham Asia Pacific Ltd.               100%
Window Creative Ltd..............................       Hong Kong               DDB Needham Asia Pacific Ltd.                85%
DDB Needham Worldwide Ltd........................       Hong Kong               DDB Needham Asia Pacific Ltd.               100%
Integrated Marketing Services Ltd................       Hong Kong               DDB Needham Asia Pacific Ltd.                70%
DDB Needham Asia Pacific Ltd.....................       Hong Kong           DDB Needham Worldwide Partners, Inc.            100%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 7


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
DDB Needham Advertising Co. (Budapest)...........        Hungary        DDB Needham Heye & Partner Werbeagentur GmbH         21%
                                                                            DDB Needham Worldwide Partners, Inc.             40%
MUDRA Communications Ltd.........................         India             DDB Needham Worldwide Partners, Inc.             10%
Verba DDB Needham S.R.L..........................         Italy                          Registrant                          85%
Corporate S.R.L..................................         Italy                   Verba DDB Needham S.R.L.                   85%
Verba PSA .......................................         Italy                   Verba DDB Needham S.R.L.                   55%
Rapp/Collins Mixer S.R.L.........................         Italy                   Verba DDB Needham S.R.L.                   85%
Consilium S.R.L..................................         Italy                   Verba DDB Needham S.R.L.                   85%
TMP Italy S.R.L..................................         Italy                   Verba DDB Needham S.R.L.                   21%
Mix S.R.L........................................         Italy                   Verba DDB Needham S.R.L.                   68%
Dai Ichi Kikaku Rapp & Collins Direct Marketing Co., Ltd. Japan                  DDB Needham Worldwide Inc.                  33%
DDB Needham Japan Inc............................         Japan                  DDB Needham Worldwide Inc.                 100%
DDB Needham DIK Korea............................         Korea             DDB Needham Worldwide Partners, Inc.             25%
Naga DDB Needham Dik SDN BHD.....................       Malaysia                DDB Needham Asia Pacific Ltd.                30%
DDB Needham Worldwide S.A. de C.V................        Mexico          Negocios DDB Needham Worldwide S.A. de C.V.         51%
                                                                                         Registrant                          49%
Negocios DDB Needham Worldwide S.A. de C.V.......        Mexico                          Registrant                         100%
Capitol Advice B.V...............................      Netherlands                        DDB B.V.                          100%
Rapp and Collins B.V.............................      Netherlands                        DDB B.V.                          100%
Bas van Wijk Project House B.V...................      Netherlands                        DDB B.V.                          100%
DDB Needham Holding B.V..........................      Netherlands          DDB Needham Worldwide Partners, Inc.            100%
DDB B.V..........................................      Netherlands                       Registrant                         100%
The Media Partnership B.V........................      Netherlands                        DDB B.V.                           19%
DDB Needham New Zealand Ltd......................      New Zealand               DDB Needham Worldwide Ltd.                  70%
DDB Needham WW Ltd...............................      New Zealand        DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Holding Norway A/S...................        Norway                   DDB Needham Holding B.V.                  100%
New Deal DDB Needham A/S.........................        Norway                DDB Needham Holding Norway A/S                56%
Big Deal A/S.....................................        Norway                   New Deal DDB Needham A/S                   28%
Pro Deal A/S.....................................        Norway                   New Deal DDB Needham A/S                   56%
AMA DDB Needham Worldwide Inc....................      Philippines              DDB Needham Asia Pacific Ltd.                30%
DDB Needham Worldwide Warszawa...................        Poland             DDB Needham Worldwide Partners, Inc.            100%
The Media Partnership............................       Portugal        DDB Needham Worldwide & Guerreiro, Publicidade S.A.  18%
DDB Needham Worldwide & Guerreiro, Publicidade S.a      Portugal                         Registrant                          70%
DDB Needham Worldwide GAF Pte. Ltd...............       Singapore            Doyle Dane Bernbach Hong Kong Ltd.              85%
DDB Needham Worldwide Bratislava.................    Slovak Republic        DDB Needham Worldwide Partners, Inc.            100%
Tandem/DDB Needham Worldwide, S.A................         Spain                  DDB Needham Worldwide Inc.                   7%
                                                                                         Registrant                          79%
Wintel S.A.......................................         Spain                      Rapp & Collins S.A.                     77%
Tandem/DDB Campmany Guasch, S.A..................         Spain                          Registrant                           2%
                                                                              Tandem/DDB Needham Worldwide S.A.              84%
Optimum Media S.A................................         Spain               Tandem/DDB Campmany Guasch, S.A.               86%
Publiexclusivas S.A..............................         Spain               Tandem/DDB Campmany Guasch, S.A.               11%
                                                                              Tandem/DDB Needham Worldwide S.A.              15%
                                                                                       BBDO Espana S.A.                      27%
Tandem Sponsoring S.A............................         Spain               Tandem/DDB Needham Worldwide S.A.              86%
Instrumens S.A...................................         Spain               Tandem/DDB Needham Worldwide S.A.              60%
Rapp & Collins S.A...............................         Spain               Tandem/DDB Needham Worldwide S.A.              77%
Oedipus S.A......................................         Spain               Tandem/DDB Needham Worldwide S.A.              44%
A Toda Copia S.A.................................         Spain               Tandem/DDB Needham Worldwide S.A.              86%
The Media Partnership S.A........................         Spain               Tandem/DDB Needham Worldwide S.A.              21%
Paradiset DDB Needham A.B........................        Sweden         Carlsson & Broman DDB Needham Worldwide A.B.         51%
Carlsson & Broman DDB Needham Worldwide A.B......        Sweden             DDB Needham Worldwide Partners, Inc.            100%
DDB Needham Werbeagentur A.G.....................      Switzerland                DDB Needham Holding A.G.                  100%
Seiler Zur DDB Needham A.G.......................      Switzerland                DDB Needham Holding A.G.                   30%
Quadri & Partner Ag Zur..........................      Switzerland                   Heye & Partner GmbH                     15%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 8


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
DDB Needham Holding A.G..........................      Switzerland                       Registrant                         100%
DDB Needham Worldwide Taiwan Ltd.................        Taiwan                 DDB Needham Asia Pacific Ltd.                50%
Far East Advertising Co. Ltd.....................       Thailand                DDB Needham Asia Pacific Ltd.                10%
DDB Needham (Thailand) Ltd.......................       Thailand            DDB Needham Worldwide Partners, Inc.             51%
                                                                                Far East Advertising Co. Ltd.                 4%
Baxter, Gurian & Mazzei, Inc.....................      California           Health & Medical Communications, Inc.           100%
Rainoldi, Kerzner & Radcliffe, Inc...............      California                Kallir, Philips, Ross Inc.                 100%
Alcone Sims O'Brien, Inc.........................      California                        Registrant                         100%
Doremus & Company................................       Delaware                     BBDO Worldwide Inc.                    100%
Gavin Anderson & Company Worldwide Inc...........       Delaware                   Doremus Holdings Corp.                   100%
Porter Novelli Inc...............................       Delaware                      Doremus & Company                     100%
HHL Publishing Inc...............................       Delaware         Headway, Home and Law Publishing Group Ltd.         82%
Interbrand Holdings Inc..........................       Delaware                    Interbrand Group plc.                   100%
Rapp Collins Worldwide Inc. (DE).................       Delaware              Rapp Collins Worldwide Inc. (TX)              100%
Doremus Holdings Corp............................       Delaware                         Registrant                         100%
Thomas A. Schutz Co., Inc........................       Delaware                         Registrant                         100%
Bernard Hodes Advertising Inc....................       Delaware                         Registrant                         100%
Merkley Newman Harty, Inc........................       Delaware                         Registrant                         100%
Rapp Collins Agency Group Inc....................       Delaware                         Registrant                         100%
Frank J. Corbett, Inc............................       Illinois            Health & Medical Communications, Inc.           100%
Rapp Collins Worldwide Inc. (IL).................       Illinois              Rapp Collins Worldwide Inc. (TX)              100%
Brodeur & Partners Inc...........................     Massachusetts                      Registrant                         100%
Health & Medical Communications, Inc.............       New York                     BBDO Worldwide Inc.                    100%
RC Communications, Inc...........................       New York                     BBDO Worldwide Inc.                     98%
Gavin Anderson ShareholDer Targeting, Inc........       New York           Gavin Anderson & Company Worldwide Inc.          100%
Gavin Anderson & Company Inc.....................       New York           Gavin Anderson & Company Worldwide Inc.          100%
Lavey/Wolff/Swift, Inc...........................       New York            Health & Medical Communications, Inc.           100%
Interbrand Corporation...........................       New York                  Interbrand Holdings Inc.                  100%
Harrison & Star, Inc.............................       New York                         Registrant                         100%
Health Science Communications Inc................       New York                         Registrant                         100%
Harrison Star Wiener & Beitler Public Relations, Inc.   New York                         Registrant                         100%
The Schechter Group Inc..........................       New York                         Registrant                         100%
Kallir, Philips, Ross, Inc.......................       New York                         Registrant                         100%
TELERx Marketing, Inc............................     Pennsylvania          Health & Medical Communications, Inc.            49%
Rapp Collins Worldwide Inc. (TX).................         Texas                          Registrant                         100%
TP Flower Unit Trust S.A. (Sydney)...............       Australia           Gavin Anderson & Co. (Australia) Ltd.           100%
KPR S.A..........................................        Belgium                 Kallir, Philips, Ross, Inc.                100%
Promotess S.A....................................        Belgium                   Promotess Holdings S.A.                  100%
Promotess Holdings S.A...........................        Belgium                         Registrant                         100%
Gavin Anderson & Co. (Australia) Ltd.............    Cayman Islands        Gavin Anderson & Company Worldwide Inc.          100%
Gavin Anderson & Company (France) S.A............        France            Gavin Anderson & Company Worldwide Inc.          100%
Product Plus (France) S.A........................        France                  Product Plus (London) Ltd.                  83%
AZ Promotion - Moridis...........................        France                          Registrant                          40%
Hagt, Stock-Schroer & Partner GmbH...............        Germany                          BBDO GmbH                          30%
Advantage GmbH...................................        Germany                      Doremus & Company                      26%
Gavin Anderson & Company Worldwide GmbH..........        Germany           Gavin Anderson & Company Worldwide Inc.          100%
Interbrand GmbH..................................        Germany            Interbrand International Holdings BV            100%
Gavin Anderson & Company (H.K.) Limited..........       Hong Kong          Gavin Anderson & Company Worldwide Inc.          100%
Product Plus (Far East) Ltd......................       Hong Kong                Product Plus (London) Ltd.                  83%
Counter Products Marketing (Ireland) Ltd.........        Ireland                  CPM Field Marketing Ltd.                  100%
Kabushiki Kaisha Interbrand Japan................         Japan                        Interbrand GmbH                       26%
                                                                            Interbrand International Holdings BV             74%
Rapp Collins Marcoa Mexico S.A. de C.V...........        Mexico               Rapp Collins Worldwide Inc. (TX)              100%
Interbrand International Holdings BV.............      Netherlands                  Interbrand Group plc.                   100%
Product Plus Iberica SA..........................         Spain                  Product Plus (London) Ltd.                  83%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                              page 9


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
David Douglass Associates Ltd....................    United Kingdom               CPM Field Marketing Ltd.                  100%
Vandisplay Ltd...................................    United Kingdom               CPM Field Marketing Ltd.                   25%
Product Plus (London) Ltd........................    United Kingdom              Davidson Pearce Group Ltd.                  83%
The Rapp Collins Partnership Ltd.................    United Kingdom              Davidson Pearce Group Ltd.                 100%
CPM Field Marketing (Operations) Ltd.............    United Kingdom              Davidson Pearce Group Ltd.                 100%
Medi Cine International plc......................    United Kingdom          Diversified Agency Services Limited            100%
Doremus & Co. Ltd................................    United Kingdom          Diversified Agency Services Limited            100%
Vox Prism International Ltd......................    United Kingdom          Diversified Agency Services Limited            100%
Omnicom UK Limited...............................    United Kingdom          Diversified Agency Services Limited            100%
Countrywide Communications Group Limited.........    United Kingdom          Diversified Agency Services Limited             75%
BMP Countrywide Limited..........................    United Kingdom        Countrywide Communications Group Limited          71%
Countrywide Communications (London) Limited......    United Kingdom        Countrywide Communications Group Limited          75%
Government Policy Consultants Limited............    United Kingdom        Countrywide Communications Group Limited          42%
Countrywide Communications Limited...............    United Kingdom        Countrywide Communications Group Limited          75%
Countrywide Communications North Limited.........    United Kingdom        Countrywide Communications Group Limited          75%
Countrywide Communications (Scotland) Limited....    United Kingdom        Countrywide Communications Group Limited          56%
Affinity Consulting Limited......................    United Kingdom        Countrywide Communications Group Limited          75%
Countrywide Employee Trust Limited...............    United Kingdom        Countrywide Communications Group Limited          75%
VandenBurg Marketing Limited.....................    United Kingdom        Countrywide Communications Group Limited          75%
Lynam Creasy Sponsorship Limited.................    United Kingdom        Countrywide Communications Group Limited           8%
Affinity PIPR Consulting Limited.................    United Kingdom              Affinity Consulting Limited                 25%
First City/BBDO Ltd..............................    United Kingdom          Diversified Agency Services Limited             60%
First City Public Relations Ltd..................    United Kingdom          Diversified Agency Services Limited             60%
Bernard Hodes Advertising Ltd....................    United Kingdom          Diversified Agency Services Limited             81%
Omnicom Finance Ltd..............................    United Kingdom          Diversified Agency Services Limited            100%
Headway, Home and Law Publishing Group Ltd.......    United Kingdom          Diversified Agency Services Limited             82%
Gavin Anderson (UK) Ltd..........................    United Kingdom          Diversified Agency Services Limited             75%
Clareville HHL Ltd...............................    United Kingdom        Headway, Home and Law Publishing Group Ltd.       74%
Headway, Home and Law Publishing Ltd.............    United Kingdom        Headway, Home and Law Publishing Group Ltd.       82%
Premier Magazines Limited........................    United Kingdom        Headway, Home and Law Publishing Group Ltd.       40%
Interbrand UK Ltd................................    United Kingdom                 Interbrand Group plc.                   100%
Markforce Associates Ltd.........................    United Kingdom                 Interbrand Group plc.                   100%
Hoare Wilkins Ltd................................    United Kingdom                  Omnicom UK Limited                      86%
Colour Solutions Ltd.............................    United Kingdom                  Omnicom UK Limited                     100%
Interbrand Group plc.............................    United Kingdom                  Omnicom UK Limited                     100%
Macmillan Davies Consultants Ltd.................    United Kingdom                  Omnicom UK Limited                     100%
Solutions in Media Ltd...........................    United Kingdom                  Omnicom UK Limited                     100%
Davidson Pearce Group Ltd........................    United Kingdom                  Omnicom UK Limited                     100%
The Anvil Consultancy Ltd........................    United Kingdom                  Omnicom UK Limited                     100%
Macmillan Davies Advertising Ltd.................    United Kingdom                  Omnicom UK Limited                     100%
WWAV Group plc...................................    United Kingdom                  Omnicom UK Limited                     100%
Granby Marketing Services Ltd....................    United Kingdom                  Omnicom UK Limited                     100%
Specialist Publications (UK) Ltd.................    United Kingdom                  Omnicom UK Limited                     100%
BMP DDB Needham Worldwide Ltd....................    United Kingdom                  Omnicom UK Limited                      97%
Paling Ellis/KPR Ltd.............................    United Kingdom                  Omnicom UK Limited                     100%
CPM Field Marketing Ltd..........................    United Kingdom                  Omnicom UK Limited                     100%
Phoenix Travel (Paddington) Ltd..................    United Kingdom                  Omnicom UK Limited                      50%
Excel Plus Ltd...................................    United Kingdom              Product Plus (London) Ltd.                  42%
Diversified Agency Services Limited..............    United Kingdom                      Registrant                         100%
The Computing Group Ltd..........................    United Kingdom                    WWAV Group plc                        86%
WWAV (North) Ltd.................................    United Kingdom                    WWAV Group plc                        78%
HLB Ltd..........................................    United Kingdom                    WWAV Group plc                       100%
Watson, Ward, Albert, Vandell Ltd................    United Kingdom                    WWAV Group plc                       100%
Hooton Schofield Ltd.............................    United Kingdom                    WWAV Group plc                       100%
TBWA International Inc. .........................       Delaware                   TBWA International B.V.                  100%


                                                                                                                          SCHEDULE I
                                                                                                                        to Exhibit K
                                                                                                                             page 10


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
Grand Central Partners L.P.......................       Missouri                   TBWA Advertising, Inc.                    23%
TBWA Switzer Wolfe Advertising Inc. .............       Missouri                   TBWA Advertising, Inc.                    80%
TBWA Advertising, Inc. ..........................       New York                   TBWA International Inc.                  100%
TBWA/GBD Holdings, Inc...........................       New York                   TBWA Advertising, Inc.                   100%
Beisler & Associates, Inc........................       New York                   TBWA Advertising, Inc.                   100%
TBWA CU Holdings, Inc............................       New York                   TBWA Advertising, Inc.                   100%
Lois Geller Direct, Inc..........................       New York                   TBWA Advertising, Inc.                   100%
GBB Advertising Co...............................       New York                   TBWA/GBD Holdings, Inc.                   51%
Castle Underwood Advertising Co..................       New York                   TBWA CU Holdings, Inc.                    70%
TBWA S.A. (Brussels).............................        Belgium                   TBWA International B.V.                  100%
Illuco S.A. (Brussels)...........................        Belgium                    TBWA S.A. (Brussels)                    100%
TBWA Reklamebureau A/S...........................        Denmark                   TBWA International B.V.                    9%
TBWA de Plas S.A. (Paris)........................        France                    TBWA International B.V.                  100%
Offensive Media S.A..............................        France                   TBWA de Plas S.A. (Paris)                 100%
TBWA (Deutschland) Holding GmbH (Frankfurt)......        Germany                   TBWA International B.V.                  100%
TBWA Direct Werbeagentur GmbH ...................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
Eurospace Media GmbH.............................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
Mandel Und Wermier Agentur Fur Marketing
   Und Werbung GmbH..............................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)         25%
TBWA Werbeagentur GmbH...........................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
AM-C Werbeagentur GmbH...........................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
TBWA Dusseldorf GmbH.............................        Germany                   TBWA Werbeagentur GmbH                   100%
Graf Bertel Buczek GmbH..........................        Germany                     GBB Advertising Co.                     51%
TBWA Italia SpA (Milan)..........................         Italy                    TBWA International B.V.                  100%
Group Services S.R.L.............................         Italy                    TBWA Italia SpA (Milan)                  100%
Eurospace S.R.L..................................         Italy                    TBWA Italia SpA (Milan)                   49%
Ma.Ma.Fin S.R.L..................................         Italy                    TBWA Italia SpA (Milan)                  100%
Nadler & Larimer (Milan).........................         Italy                       Ma.Ma.Fin S.R.L.                       60%
                                                                                   TBWA Italia SpA (Milan)                   40%
TBWA International B.V...........................      Netherlands                       Registrant                         100%
TBWA NETH-work B.V...............................      Netherlands                 TBWA International B.V.                   50%
TISSA Holding B.V................................      Netherlands                 TBWA International B.V.                  100%
TBWA Groep B.V...................................      Netherlands                    TISSA Holding BV                      100%
TBWA Reklame & Marketing B.V.....................      Netherlands                      TBWA Groep BV                       100%
Multicom Direkt Marketing & Advertising B.V......      Netherlands                      TBWA Groep BV                       100%
Hunt Lascaris TBWA Holdings (Pty) Ltd............     South Africa                 TBWA International B.V.                   20%
TBWA Espana S.A..................................         Spain                    TBWA International B.V.                   80%
Ervaco/TBWA......................................        Sweden                    TBWA International B.V.                    9%
TBWA International A.G...........................      Switzerland                 TBWA International B.V.                  100%
TBWA A.G. (Zurich)...............................      Switzerland                 TBWA International A.G.                  100%
Floral Street Holdings Ltd.......................    United Kingdom                TBWA International B.V.                  100%
TBWA Holmes Knight Ritchie Ltd...................    United Kingdom              Floral Street Holdings Ltd.                100%
TISSA Ltd........................................    United Kingdom              Floral Street Holdings Ltd.                100%
FSC Group Ltd....................................    United Kingdom            TBWA Holmes Knight Ritchie Ltd.               92%
Boxtech Ltd......................................    United Kingdom            TBWA Holmes Knight Ritchie Ltd.               75%
Rose Video Ltd...................................    United Kingdom            TBWA Holmes Knight Ritchie Ltd.              100%

                                                                     SCHEDULE II


                 Existing Indebtedness of Domestic Subsidiaries



                                                                  Outstanding
Subsidiary Borrower                     Lender                   as of 3/31/94
- -------------------                     ------                   -------------

1) BBDO Atlanta Inc.                    Centel                       16,254
2) Rapp Collins                         Xerox                        22,269
   Marcoa Inc.
3) RC Communications Inc.               Shima Seiki                  50,000
4) Brodeur & Partners                   Northeast, Eaton,            99,570
                                        Vector.
                                                                   --------
                                                                   $188,093
                                                                   ========

                                                                    SCHEDULE III




1.   Indebtedness outstanding under the Credit Agreement.

2. Indebtedness evidenced by the Guarantor's 6-1/2% Convertible Subordinated Debentures due 2004.

3. Indebtedness evidenced by the Guarantor's 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000.

4. Indebtedness having a maturity of one year or less incurred by the Borrower under committed or uncommitted lines of credit with one or more commercial banks.

                   AMENDED AND RESTATED DEPOSITARY AGREEMENT



                                             Dated as of August 2, 1988
                                        Amended and Restated as of July 15, 1994



Morgan Guaranty Trust Company of New York
60 Wall Street (36/60W)
New York, New York  10260-0060

Attention:  Commercial Paper Client Services

          Re:  Omnicom Finance Inc.
               Commercial Paper Notes
          ---------------------------

Ladies and Gentlemen:

     This will confirm the arrangements made with you by the undersigned, Omnicom Finance Inc. (the "Company"), whereby you have agreed to act as depositary for safekeeping of certain notes of the Company which may be sold in the U.S. commercial paper market and which specifically refer to, and are entitled to the benefits of, the Letter of Credit referred to below (the "Commercial Paper Notes"), as Issuing and Paying Agent on behalf of the Company in connection with the issuance and payment of Commercial Paper Notes, and as fiduciary to undertake certain fiduciary obligations as described below on
behalf  of  holders  of  Commercial  Paper  Notes.  This  Depositary   Agreement
(sometimes hereinafter referred to as "this Agreement") will amend and restate the Depositary Agreement dated as of August 2, 1988, between the parties hereto.

     The Commercial Paper Notes to be issued, if any, will be issued on the terms and subject to the conditions set forth herein pursuant to that certain Credit Agreement dated as of June 30, 1988, as amended and restated as of January 1, 1993 and as further amended and restated as of July 15, 1994 ( as further amended, modified or supplemented from time to time, the "Credit Agreement") among the Company, the banks named therein, and Swiss Bank Corporation, in its capacity as issuer of the hereinafter described Letter of Credit (in such capacity, the "Letter of Credit Issuer"), and as Agent (in such capacity, the "Agent"), and will be entitled to the benefits of an irrevocable letter of credit issued by the Letter of Credit Issuer to you, in trust for the holders of Commercial Paper Notes sold by the Company, pursuant to the Credit Agreement. Any letter of credit so issued by the Letter of Credit Issuer at the time outstanding is herein sometimes called the "Letter of Credit".

     A fully executed counterpart of the Credit Agreement has been delivered to you herewith, and reference is made to the provisions thereof for the terms upon which Commercial Paper Notes may be issued and sold by the Company. At the time specified in the Credit Agreement, the Letter of Credit initially issued by the Letter of Credit Issuer under the Credit Agreement shall be delivered to you. In your capacity as Depositary, Issuing and Paying Agent and fiduciary, you shall have no liability to the Company for the performance of any of the terms of the Credit Agreement.

     This Agreement will govern your rights, powers and duties as such Depositary, Issuing and Paying Agent and fiduciary with respect to the Commercial Paper Notes issued pursuant to this Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement. When used herein, the term "Business Day" means a day on which the office specified in the Commercial Paper Notes for payment (your "Paying Office") is open for business, and on which the Letter of Credit Issuer and the Agent are each open for the purpose of conducting its commercial banking business.

     1. Establishment of Accounts. Contemporaneously with the execution and delivery by the Company of this Agreement, and for the purposes of this Agreement and the Credit Agreement, you shall establish an account, No. 272-12-332, at your aforesaid office (said account being referred to herein and in the Credit Agreement as the "Commercial Paper Account"). All proceeds of the sale of Commercial Paper Notes issued by you as Issuing Agent hereunder shall be deposited by you in the Commercial Paper Account. The Company shall have no legal, equitable or beneficial interest in the Commercial Paper Account or the L/C Account referred to below.

     Contemporaneously with the execution and delivery of this Agreement and for the purposes of this Agreement, you shall establish an account, No. 272-12-343 (the "L/C Account") at your aforesaid office from which payments to you of amounts drawn under the Letter of Credit shall be made. Only funds consisting of the general funds of the Letter of Credit Issuer and representing drawings under the Letter of Credit shall be deposited in the L/C Account. It is hereby agreed that the Company shall have no right, title or interest in the L/C Account. You are hereby instructed upon each Business Day on which Commercial Paper Notes are scheduled to mature, to deliver, as soon as practicable after the opening of business (and in any event not later than 10:00 A.M. New York time), a drawing certificate to the Letter of Credit Issuer in respect of all Commercial Paper Notes scheduled to mature on such day. You are hereby instructed upon the presentation to you for payment of any Commercial Paper Note, to the extent that such Commercial Paper Note is still then entitled to the benefits of the Letter of Credit by the terms of such Commercial Paper Note, to make such payment by debiting the L/C Account in the amount of such payment. You shall debit the L/C Account to make such payment, the Letter of Credit Issuer hereby agreeing to fund the L/C Account on the Business Day on which you have delivered a drawing certificate pursuant to, and in accordance with, the terms of the Letter of Credit. Upon the first Business Day upon which a Commercial Paper Note with respect to which a Drawing was made under the Letter of Credit is no longer entitled to the benefits of the Letter of Credit, the Depositary shall, if such Commercial Paper Note was not presented to the Depositary for payment while entitled to the benefits of the Letter of Credit, pay the amount deposited by the Letter of Credit Issuer in the L/C Account in respect of such Commercial Paper Note to the Letter of Credit Issuer in accordance with Section 3.03(d) of the Credit Agreement.

     2. Notes Delivered for Safekeeping. From time to time during the term of this Agreement the Company may deliver to your Commercial Paper Issuance Department Commercial Paper Notes in substantially the form of Exhibit G to the Credit Agreement, which shall be consecutively numbered and bear such other identification as the Company may deem appropriate and shall be manually signed, on behalf of the Company by any one of the special authorized officers of the Company (and notwithstanding whether such person shall thereafter cease to hold such office), or signed in facsimile in such manner as is acceptable to you, but shall otherwise be uncompleted. Each Commercial Paper Note, or group of Commercial Paper Notes at one time, delivered to you shall be accompanied by a letter from the Company identifying the Commercial Paper Notes transmitted therewith, and you shall acknowledge receipt of such Commercial Paper Note or Notes on the copy of such letter or some other form of written receipt deemed appropriate by you at the time of delivery to you of such Commercial Paper Note or Notes. Pending the issuance of Commercial Paper Notes as provided in Section 3 hereof, all Commercial Paper Notes delivered to you shall be held by you for the account of the Company for safekeeping.

     With the delivery of this Agreement, the Company is furnishing to you, and from time to time thereafter may furnish to you, a certificate (hereinafter called an "Incumbency Certificate") signed by a Secretary or Assistant Secretary of the Company, certifying the incumbency and specimen signatures of officers of the Company authorized to execute Commercial Paper Notes on behalf of the Company and also identifying and certifying the incumbency and specimen signatures of other officers and of agents (such other officers and agents being hereinafter called "Company Agents") of the Company authorized to act, and to give instructions and notices, on behalf of the Company hereunder. Until you receive a subsequent Incumbency Certificate, or unless your Corporate Trust Department shall have actual knowledge of the lack of authority of any individual, you shall be entitled to rely on the last such Incumbency Certificate delivered to you for purposes of determining the authorized signers of Commercial Paper Notes and authorized Company Agents.

     For purposes of this Agreement, any Managing Director, Executive Director, Director or Associate Director of the Agent or the Letter of Credit Issuer (hereinafter called a "Bank Officer"), shall be authorized to act, and to give instructions and notices, on behalf of the Agent or the Letter of Credit Issuer, as the case may be, hereunder, and you shall be entitled to rely on any writing, paper or notice purporting to be signed, sent or given by any such holder unless your Corporate Trust Department shall have actual knowledge that a particular writing, paper or notice was not signed, sent or given by such a holder.

     Upon your receipt of this Agreement, and from time to time thereafter as you choose, you shall deliver to the Company a certificate (hereinafter called a "Certificate of Designation") of an officer of your bank, certifying the incumbency and specimen signatures of persons in your Corporate TrustDepartment or your Commercial Paper Issuance Department who are authorized to authenticate

Commercial Paper Notes. Until the Company shall receive a subsequent Certificate of Designation, and unless the Company shall have actual knowledge of the lack of authority of any individual, the Company may rely on the last such Certificate of Designation delivered to it.

     3. Issuance of Commercial Paper Notes. (a) All Commercial Paper Note issuance instructions shall be given to you as Depositary by a Company Agent by means of the electronic timesharing facility known as the Morgan Paper Issue system (the "MPI System"); provided, that such instructions may be given by telephone, by facsimile transmission, or in writing if the MPI System is inoperative.

     All such instructions given by telephone shall be given by a Company Agent and shall be promptly confirmed in writing or by telex or telecopy. It is understood that all telephonic instructions will be electronically voice-recorded by you, and the Company and the Letter of Credit Issuer hereby consent to such recording. All issuance instructions given to you by telephone shall be immediately repeated back to the party giving such instructions to confirm that such instructions were correctly understood. In the event that a discrepancy exists between the telephone instructions and the written confirmation, the telephone instructions as recorded by you will be deemed to be the controlling and proper instructions. You shall incur no liability in acting hereunder upon telephone or other instructions contemplated hereby which the recipient thereof believed in good faith to have been given by a Company Agent or a Bank Officer. Upon receipt of such instructions (which instructions shall specify whether such Commercial Paper Notes are to be Tranche B Commercial Paper (each, a "Tranche B Commercial Paper Note" and collectively "Tranche B Commercial Paper Notes"), it being understood and agreed that if such instructions do not so specify that such Commercial Paper Notes are to be Tranche B Commercial Paper Notes, then the Commercial Paper Notes issued pursuant to such instructions shall be deemed for all purposes to be Tranche A Commercial Paper (each, a "Tranche A Commercial Paper Note" and collectively "Tranche A Commercial Paper Notes")), you shall withdraw the necessary Commercial Paper Notes from safekeeping and, in accordance with the instructions so received, take the following action with respect to each such Commercial Paper Note:

          (i) complete each Commercial Paper Note as to its note number, face amount (which face amount shall be at least $100,000.00 or an integral multiple of $1,000.00 in excess of $100,000.00), payee or "Bearer", date of issue, maturity date (which shall be a Business Day not later than the earliest of (A) the 270th day next succeeding the issue date thereof or (B) the 16th day next preceding the stated expiration date of the Letter of Credit), place of payment and;

         (ii) countersign each such Commercial Paper Note in the space provided thereon;

        (iii) deliver each such Commercial Paper Note to the purchaser, or to the consignee, if any, designated by the purchaser for the account of the purchaser, against payment as provided in Section 4 hereof;

         (iv) send a copy of each such Commercial Paper Note to the Company on or promptly following the date of issuance thereof; and

          (v) designate in your records each such Commercial Paper Note as either a Tranche A Commercial Paper Note or a Tranche B Commercial Paper
     Note in accordance with the Company's instructions referred to above;

provided, however, that (1) no Tranche A Commercial Paper Note shall be issued by you if the face amount of all Tranche A Commercial Paper Notes (after giving effect to all payments of maturing Tranche A Commercial Paper Notes then being made, to the use of the proceeds of any Commercial Paper Notes then being issued and to any payments made pursuant to Section 3.02(d) of the Credit Agreement and the fourth paragraph of this Section 3(a)), would exceed an amount equal to (x) the Total Tranche A Loan Commitment less (y) the outstanding principal amount of Tranche A Loans and Unpaid Drawings in respect of Tranche A Commercial Paper; and (2) no Tranche B Commercial Paper Note shall be issued by you if the face amount of all Tranche B Commercial Paper Notes (after giving effect to all payments of maturing Tranche B Commercial Paper Notes then being made, to the use of the proceeds of any Commercial Paper Notes then being issued and to any payments made pursuant to Section 3.02(d) of the Credit Agreement and the fourth paragraph of this Section 3(a)), would exceed an amount equal to (x) the Total Tranche B Loan Commitment less (y) the outstanding principal amount of Tranche B

Loans and Unpaid Drawings in respect of Tranche B Commercial Paper. The Agent shall prior to the initial issuance of Commercial Paper Notes hereunder inform you in writing of the amount of the Total Tranche A Loan Commitment, the Total Tranche B Loan Commitment, the outstanding principal amount of Tranche A Loans and Tranche B Loans, and the Unpaid Drawings in respect of Tranche A Commercial Paper and Tranche B Commercial Paper. The Agent shall also promptly inform you in writing of any change in the Total Tranche A Loan Commitment, the Total Tranche B Loan Commitment, the outstanding principal amount of Tranche A Loans and Tranche B Loans, and the Unpaid Drawings in respect of Tranche A Commercial Paper and Tranche B Commercial Paper. You shall be entitled to, and you shall, rely on the most recent such information received by you from the Agent.

     Notwithstanding anything to the contrary contained in this Depositary Agreement or any other Credit Agreement, all commercial paper issued under the Existing Credit Agreement prior to the Restatement Effective Date and outstanding on the Restatement Effective Date shall constitute Commercial Paper Notes hereunder, with an amount equal to 88% of each such outstanding Commercial Paper Note being deemed for all purposes to be a Tranche A Commercial Paper Note and an amount equal to 12% of each such outstanding Commercial Paper Note being deemed for all purposes to be a Tranche B Commercial Paper Note.

     Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, but without limiting any of the Company's obligations pursuant to any other Section of this Agreement or any other Credit Document, on any day on which both (i) Commercial Paper Notes mature (such Commercial Paper Notes, "Maturing Commercial Paper") and (ii) new Commercial Paper Notes will be issued (such Commercial Paper, "New Commercial Paper"), the Company will pay to the Letter of Credit Issuer an amount equal to (x) the face amount of such Maturing Commercial Paper less (y) the proceeds from the sale of such New Commercial Paper (net of the discount applicable thereto and all fees to be paid from such proceeds to the dealer or dealers in respect thereof) expected to be deposited on such date in the Commercial Paper Account in accordance with
Section 3.03(c) of the Credit Agreement and Section 1 of this Agreement, such payment to be made prior to the issuance of such New Commercial Paper and to be specifically designated for the purpose of reimbursing, in part,the Letter of

Credit Issuer for the Unpaid Drawing that will result on such date as a result of the Drawing the proceeds of which will be deposited into the L/C Account for the purpose of paying such Maturing Commercial Paper.

     Pursuant to the terms of the Credit Agreement, the Company may deliver to you a notice requesting termination of the Letter of Credit on a date to be specified in such notice (the "Letter of Credit Termination Date"). The Letter of Credit Termination Date may occur only on a date on which there are no Commercial Paper Notes outstanding. No Commercial Paper Notes shall be issued by you on or after the receipt of notice of the Letter of Credit Termination Date. Promptly after the Letter of Credit Termination Date, you shall return the Letter of Credit to the Letter of Credit Issuer and unissued Commercial Paper Notes to the Company.

     Instructions given via the MPI System shall be entered as prescribed in the user documentation provided by you and all instructions, whether via the MPI System, by telephone or in writing, must be entered into the MPI System or received by you, as the case may be, not later than 1:00 P.M. New York City time for same-day delivery. It is understood that the MPI System timesharing services which are utilized by the Company and you in the issuance of Commercial Paper Notes are furnished to you by the Business Information Services, a division of Ceridian Corporation ("BIS"). BIS has granted permission to you to allow your clients to use such timesharing services and, in consideration of such permission, it is understood and agreed that such services will be supplied to the Company "as is", without warranty, by BIS or you. The Company hereby waives any claims it may have against BIS or you arising out of the use of such timesharing services.

     A copy of all instructions with respect to the issuance of Commercial Paper Notes given to you by a Company Agent pursuant to this Section 3 shall be given by the Company to the Letter of Credit Issuer and the Agent promptly after such instructions are given to you and, subject to the directions set forth in the proviso to the fifth preceding paragraph, you shall be completely protected in relying on such instructions unless you receive in a timely manner contrary instructions in accordance with paragraph (b) of this Section 3.

     (b) No Commercial Paper Notes shall be issued by you unless you shall have received, in your judgment, complete instructions from a Company Agent as to the matters specified above in paragraph (a) of this Section 3. Any instructions given to you by any Company Agent to issue and deliver Commercial Paper Notes hereunder shall constitute a representation and warranty on the part of the Company that the issuance of such Commercial Paper Notes will not violate or contravene any applicable law, rule, regulation, order or contractual agreement binding upon the Company (including, without limitation, any securities law or law pertaining to investment companies or any order of any court, governmental agency or regulatory authority) and will be in conformity with the terms of the Credit Agreement.

     Notwithstanding any instructions received by you from a Company Agent, you shall not issue Commercial Paper Notes pursuant to such instructions if a Vice President, Assistant Vice President or Assistant Secretary of your Corporate Trust Department shall receive, prior to the time of delivery of the relevant Commercial Paper Notes to the purchaser, instructions from the Agent or the Letter of Credit Issuer not to issue Commercial Paper Notes because the issuance of Commercial Paper Notes is prohibited by the Credit Agreement or the conditions precedent set forth in any of the applicable provisions of Section 6 of the Credit Agreement are not then satisfied, which instructions may be specific with respect to a particular issue of Commercial Paper Notes or may be general and applicable to all Commercial Paper Notes issued after receipt of such instructions until revoked or superseded by further instructions from the Agent.

     Any telephonic instructions given to you by a Bank Officer shall be confirmed in writing within twenty-four hours of the time received by you (according to your written records), and you shall incur no liability for acting in accordance with any such telephonic instructions reasonably believed by you in good faith to have been given by an authorized individual.

     Any Commercial Paper issued in accordance with the terms of this Depositary Agreement and the Credit Agreement prior to the earliest of (x) the Expiry Date;
(y) the time of receipt by the Depositary of the request from the Letter of Credit Issuer to surrender the Letter of Credit pursuant to Section 3.01(f) of the Credit Agreement; or (z) the time of receipt by the Depositary of the notice from the Borrower of the Letter of Credit Termination Date, shall be supported by the Letter of Credit.

     4. Delivery of Commercial Paper Notes. No Commercial Paper Note shall be delivered by you to any purchaser except pursuant to a sale confirmed prior to 1:00 p.m. against payment therefor. A Commercial Paper Note shall be deemed delivered against payment for purposes of this Section 4 if the net sale price of such Commercial Paper Note is received by you in immediately available funds at or before the time of your delivery of such Commercial Paper Note to the purchaser, or if, at the time you deliver such Commercial Paper Note to the purchaser, you receive its receipt for the delivery in customary form.

     If delivery is made against receipt for payment as aforesaid, the Company shall bear the risk that the purchaser fails either to (i) remit the proceeds of sale therefore as aforesaid, or (ii) return such Commercial Paper Notes to you.

     Each delivery of Commercial Paper Notes shall be subject to the rules of the New York Clearing House in effect at the time of such delivery.

     Proceeds from the sale of Commercial Paper Notes shall be deposited by you in the Commercial Paper Account. The Company has authorized the Depositary pursuant to Section 3.03(c) of the Credit Agreement to make withdrawals from the Commercial Paper Account for the purposes specified in said Section and the Company hereby confirms to you such authorization. Any amount remaining in the Commercial Paper Account (excluding any amount equal to matured but unpaid
Commercial Paper Notes) at the close of any Business Day shall be paid to the Letter of Credit Issuer pursuant to Section 3.03(c) of the Credit Agreement.

     If on any Business Day on which Commercial Paper Notes are issued or mature the MPI System should be inoperative, at the close of such Business Day you shall prepare a written statement showing the aggregate face amount of all Commercial Paper Notes outstanding at the close of such Business Day, which statement shall include the Commercial Paper Note number, face amount, payee if other than Bearer and date of issue and maturity date of each Commercial Paper
Note issued on such date. Each such statement shall be sent to the Company and the Letter of Credit Issuer. In all other cases, the Company and the Letter of Credit Issuer will have access to such information via the MPI System and you shall not be obligated to provide the aforementioned daily statements.

     5. Payment of Commercial Paper Notes at Maturity; Drawings Under Letter of Credit. (a) Each matured Commercial Paper Note presented to you for payment prior to your close of business on any day that the Paying Office is open for business shall be paid the same day in accordance with the provisions of this
Section 5. Any Commercial Paper Note presented to you for payment after your close of business on the Expiry Date or after your close of business on the 15th day after its stated maturity date (or, if such 15th day shall not be a Business Day, on the next Business Day following such date) shall not be entitled to the benefits of the Letter of Credit.

     (b) Any funds received by you as a result of your making demand for payment under the Letter of Credit shall be deposited in the L/C Account and shall not be deposited by you in the Commercial Paper Account or any other account maintained by or for the account of the Company.

     (c) All Commercial Paper Notes paid from funds received by you as a result of your making a demand for payment under the Letter of Credit shall be marked paid by you and shall be transmitted by you to the Company by first-class mail promptly following payment in full of such Commercial Paper Notes unless you shall have received notice to the contrary from the Letter of Credit Issuer prior to your transmittal of said Commercial Paper Notes.

     (d) It is understood and agreed that in actions taken by you as beneficiary of the Letter of Credit issued to you as fiduciary for the holders of the Commercial Paper Notes you shall not be acting as an agent for the Agent or the Letter of Credit Issuer but in a fiduciary capacity on behalf of the holders of the Commercial Paper Notes.

     6. Substitute Letters of Credit. Section 3.01 of the Credit Agreement contains provisions describing circumstances in which the Letter of Credit Issuer is required, or has the right, to issue a substitute letter of credit in substitution for or replacement of the theretofore outstanding Letter of Credit and/or in which you shall be required to surrender an outstanding Letter of Credit to the Letter of Credit Issuer, and reference is made to said Section in the Credit Agreement for such provisions. You hereby agree to be bound by such provisions, and the Company and the Letter of Credit Issuer hereby agree that you shall be entitled to the benefit of such provisions and may enforce any provision requiring the issuance by the Letter of Credit Issuer of a substitute Letter of Credit to the same extent as the Company.

     7. Inspection of Documents by Noteholders. You shall keep a fully executed, or conformed, copy of the Credit Agreement and this Agreement (together with all amendments, modifications, supplements, waivers and consents made or given with respect thereto), as well as a specimen copy of the Letter of Credit, on file at the office of your Corporate Trust Department. You shall permit reasonable inspection to be made of such documents by the holder of any Commercial Paper Note or by any officer, employee or agent of such holder, provided that the person purporting to be such holder establishes to your satisfaction that he is in fact such holder of such Commercial Paper Note and, in cases where inspection is sought to be made by a person purporting to be an officer, employee or agent of such holder, that such person submits evidence satisfactory to you of his authority to make such inspection on behalf of the holder of such Commercial
Paper Note. The Company shall promptly advise you of any amendment, modification, waiver or consent made or given with respect to the Credit Agreement, and, promptly after the effectiveness thereof, shall furnish you with a fully executed or conformed copy of such amendment, modification, waiver or consent.

     8. Indemnity. (a) The Company agrees to indemnify you, and hold you harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, interest and reasonable attorneys' fees) resulting from the exercise of your rights and/or the performance of your duties hereunder, including the exercise of your rights and/or the performance of your duties as fiduciary under the Letter of Credit; provided, however, that the Company shall not be liable to indemnify or hold you harmless with respect to any loss, liability, action, suit, judgment, demand, damage, cost or expense resulting from or attributable to your negligence or wilful misconduct or that of your officers, employees or agents. The foregoing indemnity includes, but is not limited to, any action taken or omitted to be taken by you upon telephonic instructions (authorized herein) received by you from, or believed by you in good faith to have been given by, the proper person or persons.

     (b) Neither you nor any of your officers, employees or agents shall be liable to the Company for any action taken or omitted to be taken by you or them hereunder or in connection with the Letter of Credit except for your negligence or wilful misconduct or that of your officers, employees or agents.

     9. Representations and Warranties. In addition to any other representations and warranties on the part of the Company contained herein, the Company hereby represents and warrants to you that its entry into this Agreement, and your appointment by the Company as Depositary, Issuing and Paying Agent and fiduciary, have been duly authorized by all necessary corporate action on the part of the Company and will not violate, breach or contravene any law, rule, regulation, order, contract or agreement binding upon the Company.

     10. Resignation or Removal of Depositary. (a) Subject to the further provisions of this Section 10, you may resign at any time as Depositary, Issuing and Paying Agent and fiduciary hereunder by your delivery to the Company, the Letter of Credit Issuer and the Agent of written notice of resignation. You may be removed by the Company as such Depositary, Issuing and Paying Agent and fiduciary at any time, with or without cause, by written notice of removal delivered to you, the Letter of Credit Issuer and the Agent. Upon any such resignation or removal the Company may, without other formality than appointment and designation in writing, appoint a successor Depositary, Issuing and Paying Agent and fiduciary hereunder approved by the Letter of Credit Issuer and the Agent.

     (b) Upon acceptance by a qualified successor Depositary, Issuing and Paying Agent and fiduciary of its appointment hereunder, you shall deliver to such successor all Commercial Paper Notes then held by you hereunder for the Company's account for safekeeping, against receipt by such successor, and shall transmit to such successor for deposit in an account established by such successor, all funds, if any, then on deposit in the L/C Account in excess of that amount which is equal to the face amount of all outstanding Commercial Paper Notes theretofore issued by you hereunder.

     (c) No Commercial Paper Notes shall be delivered to you by the Company for safekeeping or issuance hereunder at or at any time following the time of transmission to you of its written notice of removal or the time of the

Company's receipt of your written notice of resignation, nor shall any Commercial Paper Notes be issued or delivered to any purchaser by you after transmission by you of your written notice of resignation or the time of your receipt of the Company's written notice of removal.

     (d) Anything herein to the contrary notwithstanding, you shall not be discharged from your duties or obligations hereunder with respect to Commercial Paper Notes theretofore issued and still outstanding following your resignation or removal until: (i) a successor Depositary, Issuing and Paying Agent and fiduciary has been appointed by the Company with the approval of the Letter of Credit Issuer and the Agent and has accepted its appointment hereunder; (ii) a new L/C Account has been established at such successor's offices for purposes of this Agreement; (iii) all Commercial Paper Notes then held by you hereunder for the Company's account for safekeeping have been delivered to such successor;
(iv) all funds maintained in the L/C Account, in excess of that amount necessary to pay outstanding Commercial Paper Notes in full, as aforesaid, have been remitted to such successor for deposit in such new L/C Account; (v) the Letter of Credit has been assigned and transferred or a new Letter of Credit has been issued by the Letter of Credit Issuer to such successor as fiduciary for the holders of Commercial Paper Notes issued by such successor after issuance or transfer of such Letter of Credit; (vi) such successor has executed and delivered such agreements and instruments as the Company and/or the Letter of Credit Issuer and/or the Agent may have requested in connection with such successor's appointment as Depositary, Issuing and Paying Agent and fiduciary hereunder; and (vii) all outstanding Commercial Paper Notes entitled, at the time of issuance thereof, to the benefits of the Letter of Credit under which you are fiduciary have been paid in full or moneys for the payment therefor shall have been returned to the Letter of Credit Issuer pursuant to Section 1 hereof.

     (e) You shall assign and transfer the Letter of Credit to the successor Depositary, Issuing and Paying Agent and fiduciary hereunder pursuant to the provisions of the Letter of Credit. If there is issued a substitute Letter of Credit by the Letter of Credit Issuer in favor of the successor Depositary, Issuing and Paying Agent and fiduciary hereunder and payment in full of all outstanding Commercial Paper Notes entitled to the benefits of the Letter of

Credit under which you are fiduciary, you shall promptly surrender such Letter of Credit to the Letter of Credit Issuer.

     (f) Any successor Depositary, Issuing and Paying Agent and fiduciary hereunder shall provide the Company, the Letter of Credit Issuer and the Agent with its address, and telephone, telex and telecopier numbers, to be used for purposes of Section 13 hereof in a notice complying with the terms of said Section.

     (g) Any successor Depositary, Issuing and Paying Agent and fiduciary to be qualified hereunder must at all times be a domestic bank or trust company having its principal office in New York City, New York, be a member of the Federal Reserve System and be authorized to accept deposits and offer checking account facilities.

     11. Term and Termination. (a) The term of this Agreement shall extend from the date hereof and shall end on the earlier of:

          (i) the date of expiration of the Letter of Credit issued by the Letter of Credit Issuer under the Credit Agreement; or

          (ii) the date of termination specified in the Company's termination notice given pursuant to paragraph (b) of this Section 11.

     Any Commercial Paper Notes outstanding on the date of any termination of this Agreement pursuant to paragraph (b) of this Section 11 shall nevertheless remain valid obligations of the Company and shall be entitled to the benefits of the provisions of the Letter of Credit, and the provisions of this Agreement shall continue to be applicable with respect to the payment of such Commercial Paper Notes to the same extent as if this Agreement had not terminated.

     (b) The Company may terminate this Agreement, and the authority granted to you herein, at any time upon not less than ten Business Days' prior written notice given contemporaneously to you, the Agent and the Letter of Credit Issuer specifying the termination date hereof. Promptly following your receipt of such notice, you shall redeliver to the Company all Commercial Paper Notes then held by you hereunder for the Company's account for safekeeping, against receipt by the Company, and shall return to the Letter of Credit Issuer, all funds, if any, then on deposit in, or otherwise to the credit of, the L/C Account in excess of that amount which is equal to the face amount of all outstanding Commercial Paper Notes theretofore issued by you hereunder.

     (c) No Commercial Paper Notes shall be delivered to you by the Company for safekeeping or issuance hereunder at any time following the time of transmission to you of such notice of termination, nor shall any Commercial Paper Notes be issued or delivered to any purchaser by you after your receipt of such notice of termination. Anything herein or in the Credit Agreement to the contrary notwithstanding, the Letter of Credit Issuer shall not be required to issue any Letter of Credit after the date of its receipt of such notice of termination except as required by the terms of the Credit Agreement to cover Commercial Paper Notes theretofore properly issued by you hereunder.

     12. Amendments and Modifications. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all of the parties (including the consenting party) hereto. No such amendment, modification, termination or waiver shall adversely affect the rights of the holder or holders of any Commercial Paper Note outstanding at the time of such amendment, modification, termination or waiver unless consented to in writing by such holder or holders.

     Notwithstanding anything to the contrary contained in this Depositary Agreement or the Credit Agreement, no material amendment or modification of any provision of this Agreement shall be effective until the Borrower and/or the Agent shall have notified Moody's and S&P in writing of such amendment or modification.

     13. Notices. All notices required to be given hereunder shall be deemed given when given in the manner provided for in the Credit Agreement, addressed as specified below (or addressed to such other address as may be designated from time to time by a Person listed below to the others as its address for such purpose):

If to the Depositary:

(i)  For the Receipt of                         MORGAN  GUARANTY  TRUST  COMPANY
     Blank Notes and                            OF NEW YORK
     Issuance Instructions                      23 Wall Street (18/15B)

                                                    New York, NY 10260-0023
                                                    Attention: Commercial Paper
                                                               Issuance Unit
                                                    Tel. No. (212) 235-1782
                                                    Facsimile: (212) 235-4983 or
                                                               (212) 235-2663
                                                    Telex RCA 232194
                                                    Answerback 232194 MGT UR

(ii) Redemption                                    MORGAN GUARANTY TRUST COMPANY
                                                     OF NEW YORK
                                                   23 Wall Street (18/15B)
                                                   New York, NY 10260-0023
                                                   Attention: Commercial Paper
                                                               Redemption Unit
                                                   Tel. No. (212) 235-1804
                                                   Facsimile: (212) 235-4983 or
                                                              (212) 235-2663
                                                   Telex RCA 232194
                                                   Answerback 232194 MGT UR

(iii) Auditing                                     MORGAN GUARANTY TRUST COMPANY
                                                     OF NEW YORK
                                                   23 Wall Street (2/15B)
                                                   New York, NY 10260-0023
                                                   Attention: Commercial Paper
                                                               Auditor
                                                   Tel. No. (212) 235-2517
                                                   Telex RCA 232194
                                                   Answerback 232194 MGT UR

(iv) For All Other                                 MORGAN GUARANTY TRUST COMPANY
     Purposes                                        OF NEW YORK
                                                   60 Wall Street (36/60W)
                                                   New York, NY 10260-0060
                                                   Attention: Commercial Paper
                                                               Client Services
                                                   Tel. No. (212) 648-3241
                                                   Facsimile: (212) 648-5103
                                                   Telex RCA 232194
                                                   Answerback 232194 MGT UR

If to the Company:                                 OMNICOM FINANCE INC.
                                                   437 Madison Avenue
                                                   New York, New York  10022
                                                   Attention:  Treasurer
                                                   Tel. No. (212) 415-3725
                                                   Telecopier No. (212) 415-3530

If to the Letter of                                SWISS BANK CORPORATION,
Credit Issuer:                                       New York Branch
                                                   10 East 50th Street
                                                   New York, New York 10022
                                                   Attention: Documentary
                                                              Department
                                                   Tel. No. (212) 574-4624
                                                   Telex No. RCA 232432
                                                   Telecopier No. (212) 574-4657


If to the Agent:                                   SWISS BANK CORPORATION,
                                                     New York Branch
                                                   222 Broadway
                                                   New York, New York  10038
                                                   Attention:  Client Services
                                                   Tel. No. (212) 574-3146
                                                   Telex No. RCA 232432
                                                   Telecopier No. (212) 574-4180

     14. Binding Effect, Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all parties hereto.

     15. Service Fee. The fee for your services hereunder shall be as mutually agreed upon between the Company and you and shall be payable by the Company. Neither the Letter of Credit Issuer nor the Agent shall have any responsibility or liability for the payment of any such fee.

     16. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

     17. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     18. Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     19. Fiduciary Duties. It is understood that you are acting as fiduciary only to the extent that you are (i) maintaining the L/C Account, (ii) holding the Letter of Credit for, and have the right to draw under the Letter of Credit on behalf of, the holders from time to time of the Notes and (iii) applying the proceeds of payment under the Letter of Credit for the benefit of said holders.

     20. Right to Rely. You may consult with counsel of your choice, including in-house counsel, and shall not be liable for any action taken, suffered or omitted by you in accordance with the advice of such counsel. Further, you may rely and shall be protected in acting upon any request, certificate, opinion of counsel, statement, instrument, report, notice or other paper or document reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties in connection with this Agreement.

     If the foregoing is acceptable to you, please indicate your agreement therewith by signing this or a duplicate counterpart of this Agreement in the space provided below, and returning this or such duplicate signed counterpart to the Company, whereupon this letter will become a binding agreement among us. By its signature hereto, the consenting Person indicates its concurrence with and agreement to be bound by the provisions of this Agreement to the extent applicable to such party.


                                                    OMNICOM FINANCE INC.



                                                    By /s/ Denis Streiff
                                                       ------------------------
                                                           Denis Streiff
                                                      Title: Assistant Treasurer

AGREED:

MORGAN GUARANTY TRUST COMPANY OF
  NEW YORK, as Depositary, Issuing
  and Paying Agent and Fiduciary



By  /s/ John Train
  ----------------------------
        John Train
  Title: Vice President


CONSENTED AND AGREED TO:

SWISS BANK CORPORATION
  New York Branch, as
  Letter of Credit Issuer



By   /s/ Jane A. Majeski
  ----------------------------
         Jane A. Majeski
  Title: Director
         Merchant Banking



By   /s/ Sean M. Harrigan
  ----------------------------
         Sean M. Harrigan
  Title: Executive Director
         Merchant Banking

                             SWISS BANK CORPORATION
                              10 East 50th Street
                               New York, New York


                                                             as of July 15, 1994



                  AMENDED AND RESTATED PARTICIPATION AGREEMENT



To Each of the Banks listed
on Annex A hereto (each a
"Participant" and collectively,
the "Participants"):

     We and you, in our individual capacities, are each party to a Credit Agreement (as modified, supplemented or amended from time to time, the "Credit Agreement") dated as of June 30, 1988, amended and restated as of January 1, 1993, and further amended and restated as of July 15, 1994 among Omnicom Finance Inc. (the "Company"), each of the banks named therein (the "Banks"), and Swiss Bank Corporation, as Agent, and as Letter of Credit Issuer, pursuant to which we agree, in our capacity as Letter of Credit Issuer, to issue, subject to the fulfillment of certain conditions precedent, a Letter of Credit, for the account of the Company in support of the obligations of the Company as more fully set forth in the Credit Agreement in a Stated Amount (all capitalized terms defined in the Credit Agreement and not defined herein are used herein as so defined) equal to the Total Commitment.

     This Participation Agreement will confirm the arrangement between us whereby we agree to grant, and you agree to acquire, a participation in the Letter of Credit issued by us pursuant to the Credit Agreement and in certain Drawings made thereunder ("your participation"), which participation shall be based upon whether Drawings (and any Unpaid Drawings resulting therefrom) under the Letter of Credit are made in respect of Tranche A Commercial Paper or Tranche B Commercial Paper, with each of you participating in Drawings and

Unpaid Drawings in respect of Tranche A Commercial Paper in the percentage (if any) set forth opposite your name on Annex A hereto under the heading "Tranche A Participation Percentage" and each of you participating in Drawings and Unpaid Drawings in respect of Tranche B Commercial Paper in the percentage (if any) set forth opposite your name on Annex A hereto under the heading "Tranche B Participation Percentage", in each case on the following terms and conditions:

     (1) Promptly upon the occurrence of any Unpaid Drawing in respect of any Tranche in which you are participating (including the failure by the Company to reimburse us in full for any Drawing in respect of such Tranche) under the Letter of Credit, we shall advise you thereof and you shall promptly pay to us the amount of your participation in such Unpaid Drawing by transferring the same to us, in Dollars and immediately available funds, at 10 East 50th Street, New York, New York 10022 (Attention: Syndications Department). To the extent you are unable to effect such transfer on the date of such advice, you agree to pay interest to us on such amount until such transfer is effected at the overnight Federal Funds rate for the next succeeding Business Day and thereafter at the Base Rate plus 2% per annum.

     (2) Provided you shall have made all payments to us required by this Participation Agreement, we shall transfer to you at your address and to the attention specified in Schedule II to the Credit Agreement your proportionate share of all payments received by us in respect of Unpaid Drawings of any Tranche in which you are participating, whether received from the Company, from the Guarantor pursuant to the Guaranty or otherwise, in each case as to which your participation hereunder is entitled, all as and, to the extent possible, when we receive them and in the same funds in which such amounts are received.

     (3) If (i) we shall pay any amount to you pursuant to this Participation Agreement in the belief or expectation that a related payment has been or will be received or collected from the Company and (ii) such related payment is not received or collected by us, then you will promptly on demand by us return such amount to us, together with interest thereon, at such rate as we shall determine to be customary between banks for correction of errors. If we determine at any time that any amount received or collected by us in respect of or pursuant to the Credit Agreement or the Guaranty, must be returned to the Company or the

Guarantor or paid to any other person or entity pursuant to any insolvency law or otherwise, then, notwithstanding any other provision of this Participation Agreement, we shall not be required to distribute any portion thereof to you, and you will promptly on demand by us repay to us any portion thereof that we shall have theretofore distributed to you, together with interest thereon at such rate, if any, as we shall pay to the Company, the Guarantor or other such Person or entity with respect thereto.

     (4) You hereby acknowledge that certain rights have been granted to you as a Participant pursuant to the terms of the Credit Agreement, and you hereby agree to perform and be bound by the terms of the Credit Agreement to the extent applicable to you by reason of your participation acquired hereunder.

     (5) It is understood that we will exercise and give the same degree of care and attention to the administration of the Letter of Credit as we give to our other letters of credit and similar obligations, and that our sole liability to you shall be to distribute promptly, as and when received by us, as stated in Paragraph 2 hereof, your proportionate share of any payment of Unpaid Drawings in respect of a Tranche in which you are participating which we may receive, and beyond this, except as expressly provided herein, no other responsibility is assumed. It is further understood that: (i) we may use our sole discretion with respect to exercising or refraining from exercising any right to taking or refraining from taking any actions which may be vested in us or which we may be entitled to take or assert under the Credit Documents; and (ii) we shall not, absent gross negligence or willful misconduct, be under any liability to you with respect to anything which we may do or refrain from doing in the exercise of our best judgment or which may seem to us to be necessary or desirable. Without in any way limiting the foregoing, we may rely upon the advice of counsel concerning legal matters and upon any written communication or any telephone conversation which we believe to be genuine and correct or to have been signed, sent or made by the proper person and shall not be required to make any inquiry concerning the performance by the Company or any other obligor of any of its obligations and liabilities under or in respect of the Credit Documents. We shall have no obligations to make any claim, or assert any lien upon any property held by us or assert any offset thereagainst. We may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of banking or trust business with the Company or any other Person obligated under the Credit Documents or in respect of any document referred to therein and receive payment in such loans or extensions of credit and otherwise act with respect thereto freely and without accountability in the same manner as if this Participation Agreement and the transactions contemplated thereby were not in effect.

     (6) You acknowledge that in addition to your participation in the Letter of Credit issued by us and in Drawings and Unpaid Drawings thereunder in respect of each Tranche of Commercial Paper, the other Participants are participating therein in various percentages of each Tranche, which percentages when added to the percentage (if any) which we are retaining for ourselves aggregate 100% of each Tranche. You agree that you shall have no right of action or claim whatsoever against us as a result of our exercising or refraining from exercising any right or taking or refraining from taking any actions which may be vested in us or which we may be entitled to take or assert under the Credit Documents with respect to the Letter of Credit, other than rights of action or claims resulting solely from our gross negligence or willful misconduct.

     (7) We make no representation and shall have no responsibility with respect to: (i) the genuineness, legality, validity, binding effect or enforceability of any of the Credit Documents; (ii) the truthfulness and accuracy of any of the representations contained in the Credit Documents; (iii) the filing, recording or taking (other than as expressly required by the Credit Documents) of any action with respect to any of the Credit Documents; (iv) the collectibility of any Unpaid Drawing; and/or (v) the financial condition of the Company, the Guarantor or of any other Person.

     (8) Subject to the following sentence, you may grant or sell participations in your participation hereunder. To the extent you so grant a participation to another Person, (x) such Person shall not be a "Participant" within the meaning of the Credit Agreement; (y) unless expressly agreed to in writing by us, you shall not be relieved of your obligations hereunder by reason of such disposition or grant and we shall incur no liability or responsibility to such subparticipant; and (z) after any such grant of participation by any of you, the exercise of your rights and remedies hereunder, under the Credit Agreement, the Guaranty and your Note shall not be subject to the consent of the respective purchaser of a participation, other than any such exercise which would (a) increase the amount of your Commitment, (b) reduce the principal of, or interest on, your Note, or any fees or other amounts payable hereunder or under the Credit Agreement or the Guaranty, or (c) postpone any date fixed for any payment of principal of, or interest on, your Note, or any fees or other amounts payable hereunder or under the Credit Agreement or the Guaranty. Promptly following any such participation granted or sold by you, you shall notify the Company thereof. You represent, and in granting this participation to you it is specifically understood and agreed, that you are acquiring your participation in the Letter of Credit and in Drawings made thereunder for your own account in the ordinary course of your business and not with a view to or for sale in connection with, any distribution thereof.

     (9) To the extent that we are not reimbursed by the Company under the Credit Agreement you will reimburse us on demand, in proportion to your various percentages used in determining the Required Banks under and as defined in the Credit Agreement for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against us, in any way relating to or arising out of the Letter of Credit or any action taken or omitted by either of us under any of the Credit Documents with respect thereto; provided, however, that you shall not be liable to us for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from our gross negligence or willful misconduct. Your obligations under this Paragraph 9 shall survive the termination of the Credit Documents and this Participation Agreement and the payment of all Unpaid Drawings.

     (10) We shall have no duties or responsibilities to you except as expressly set forth herein. We shall not have by reason hereof a fiduciary relationship with respect to you, and nothing herein, express or implied, is intended to or shall be so construed as to impose upon us any obligations in respect of the Credit Documents, except as expressly set forth therein or herein, or in respect of the Letter of Credit. You agree to be bound by all our determinations (including, without limitations, those made in respect of conflicting instructions received in respect of the Credit Documents) made in connection therewith so long as such determinations are made in the absence of gross negligence or willful misconduct. Independently and without reliance upon us, you, to the extent you deem it appropriate, have made and shall continue to make your own independent investigation and appraisal of the financial condition and affairs of the Company and the Guarantor in connection with their respective obligations under the Credit Documents; and except as expressly provided herein, we shall not have any duty or responsibility, either initially or on a continuing basis, to provide you with any credit or other information with respect to the Credit Documents, whether coming into our possession prior to the date hereof or at any time or times thereafter.

     (11) Except as otherwise expressly provided herein, all notices, requests, demands and other communications hereunder shall be given in the manner provided in the Credit Agreement.

     (12) This Participation Agreement may not be changed orally, but only by a writing signed by the party against whom enforcement of such change is sought.

     (13) This Participation Agreement and our respective rights and obligations shall be construed in accordance with and governed by the laws of the State of New York.

     (14) You agree that if you should receive any amount (whether by setoff or otherwise) in respect of your participation other than pursuant to Section 2.10 of the Credit Agreement or from us pursuant to Paragraph 2 hereof, you will remit all of same to us to the extent required by Section 12.06 of the Credit Agreement, and we will further distribute to you and all other Participants the amounts required pursuant to Paragraph 2 hereof, and your participation shall be adjusted to reflect such remittance. We acknowledge that your agreement to share amounts pursuant to this Paragraph 14 is given on the understanding that there is a mutual obligation on our part to share such amounts.

     (15) This Participation Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with us and each of you.

     If the foregoing correctly sets forth the arrangement between us, please indicate your confirmation thereof and your acceptance of the participation hereby offered by signing and returning to us the enclosed copy of this Participation Agreement.

                                             Very truly yours,

                                             SWISS BANK CORPORATION, acting
                                               through its New York Branch


                                             By   /s/ Sean M. Harrigan
                                               -----------------------------
                                                      Sean M. Harrigan
                                               Title: Executive Director
                                                      Merchant Banking

                                             By   /s/ Jane A. Majeski
                                               -----------------------------
                                                      Jane A. Majeski
                                               Title: Director
                                                      Merchant Banking


Confirmed and accepted as of the date first above written.

THE CHASE MANHATTAN BANK, N.A.


By   /s/ Bruce Langenkamp
  -----------------------------
         Bruce Langenkamp
  Title: Vice President


THE NORTHERN TRUST COMPANY


By   /s/ James C. McCall
  -----------------------------
         James C. McCall
  Title: Second Vice President


SOCIETE GENERALE


By   /s/ William A. Sinsigalli
  -----------------------------
         William A. Sinsigalli
  Title: Vice President and Manager

ABN AMRO BANK N.V. (successor by
  merger to Algemene Bank Nederland
  N.V.), New York Branch


By   /s/ Laura G. Fazio
  -----------------------------
         Laura G. Fazio
  Title: Vice President


By   /s/ Janet T. Marple
  -----------------------------
         Janet T. Marple
  Title: Corporate Banking Officer


CITIBANK, N.A.


By   /s/ Eric Huttner
  -----------------------------
         Eric Huttner
  Title: Vice President


DRESDNER BANK AG, New York and
  Grand Cayman Branches


By   /s/ D. Slusarczyk
  -----------------------------
         D. Slusarczyk
  Title: Vice President


By   /s/ Ernest Fung
  -----------------------------
         Ernest Fung
  Title: Vice President


MARINE MIDLAND BANK


By   /s/ Gregory J. Arek
  -----------------------------
         Gregory J. Arek
  Title: Vice President


CHEMICAL BANK


By   /s/ Thomas J. Cox
  -----------------------------
         Thomas J. Cox
  Title: Vice President


CONTINENTAL BANK


By   /s/ Ruth E. Gross
  -----------------------------
         Ruth E. Gross
  Title: Vice President

THE FUJI BANK, LIMITED
   NEW YORK BRANCH

By   /s/ Yoshihiko Shiotsugu
  -----------------------------
         Yoshihiko Shiotsugu
  Title: Vice President & Manager


MELLON BANK, N.A.


By   /s/ Diane P. Durnin
  -----------------------------
         Diane P. Durnin
  Title: Vice President


UNION BANK OF SWITZERLAND


By   /s/ Daniel H. Perron
  -----------------------------
         Daniel H. Perron
  Title: Vice President


By   /s/ Daniel R. Strickford
  -----------------------------
         Daniel R. Strickford
  Title: Assistant Treasurer


WACHOVIA BANK OF GEORGIA, N.A.


By   /s/ Samuel P. Moss
  -----------------------------
         Samuel P. Moss
  Title: Senior Vice President



WESTPAC BANKING CORPORATION


By   /s/ Christopher Noble
  -----------------------------
         Christopher Noble
  Title: Senior Vice President and Manager



By
  -----------------------------
  Title:


Agreed:

OMNICOM FINANCE INC.


By   /s/ Dennis E. Hewitt
  -----------------------------
         Dennis E. Hewitt
  Title: Treasurer

                                                                         ANNEX A



                           PARTICIPATION PERCENTAGES


                                              TRANCHE A           TRANCHE B
                                            PARTICIPATION       PARTICIPATION
NAME OF BANK                                 PERCENTAGE           PERCENTAGE
- ------------                                -------------       -------------


THE CHASE MANHATTAN BANK, N.A.                    0%                  100%
THE NORTHERN TRUST COMPANY                    13.63638%                0%
SOCIETE GENERALE                              13.63638%                0%
ABN AMRO BANK N.V.                             6.81818%                0%
CITIBANK, N.A.                                 6.81818%                0%
DRESDNER BANK AG                               6.81818%                0%
MARINE MIDLAND BANK, N.A.                      6.81818%                0%
CHEMICAL BANK                                  4.54545%                0%
CONTINENTAL BANK                               4.54545%                0%
THE FUJI BANK, LIMITED                         4.54545%                0%
MELLON BANK, N.A.                              4.54545%                0%
UNION BANK OF SWITZERLAND                      4.54545%                0%
WESTPAC BANKING CORPORATION                    4.54545%                0%
WACHOVIA BANK OF GEORGIA, N.A.                 4.54545%                0%
                                              ---------               ----
               TOTAL:                         86.36363%               100%
                                              =========               ====

                      SECOND AMENDED AND RESTATED GUARANTY


     GUARANTY, dated as of June 30, 1988, as amended and restated as of January 1, 1993, and as further amended and restated as of July 15, 1994, made by OMNICOM GROUP INC., a corporation organized and existing under the laws of New York (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined), if not otherwise defined herein, shall be used herein as so defined.

                             W I T N E S S E T H :

     WHEREAS, Omnicom Finance Inc. (the "Borrower"), various financial institutions (the "Banks") and Swiss Bank Corporation, as Agent (the "Agent") and as Letter of Credit Issuer (the "Letter of Credit Issuer") (the Banks, the Letter of Credit Issuer and the Agent being hereinafter collectively referred to as the "Guaranteed Parties") have entered into a Credit Agreement, dated as of June 30, 1988, amended and restated as of January 1, 1993 and further amended and restated as of July 15, 1994 (as modified, supplemented or amended from time to time, the ("Credit Agreement"), providing for the making of Loans and the issuance of a Letter of Credit as contemplated therein;

     WHEREAS, the Borrower is an indirect wholly-owned Subsidiary of the Guarantor;

     WHEREAS, the Guarantor and the Agent are parties to a Guaranty dated as of June 30, 1988 and amended and restated as of January 1, 1993 (as amended and in effect on the date hereof, the "Existing Guaranty");

     WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Credit Agreement referred to above that the Existing Guaranty be amended and restated in the form hereof;

     WHEREAS, it is a condition to the making of Loans and the issuance of the Letter of Credit under the Credit Agreement that the Guarantor shall have amended and restated the Existing Guaranty by executing and delivering this Guaranty; and

     WHEREAS, the Guarantor will obtain benefits as a result of the Loans made to, and the Letter of Credit issued for the account of, the Borrower under the Credit Agreement and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the two immediately preceding paragraphs;

     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Guaranteed Parties and hereby covenants and agrees with the Guaranteed Parties as follows:

     1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of the principal of and interest on any Note issued under the Credit Agreement and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or the Depositary Agreement (including without limitation all Unpaid Drawings, but excluding all obligations of the Borrower in respect of Commercial Paper) and the due performance and compliance with the terms of the Credit Agreement, the Notes and the Depositary Agreement by the Borrower (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by the Guarantor under this Guaranty, to the extent owing to the Banks, the Letter of Credit Issuer or the Agent, shall be made on the same basis as payments by the Borrower under Sections 5.03 and 5.04 of the Credit Agreement.

     2. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by any Guaranteed Party against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

     3. Any Guaranteed Party may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Guaranteed Parties and the Guarantor;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Parties regardless of what liability or liabilities of the Borrower remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

     4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(a) any action or inaction by any Guaranteed Party as contemplated in Section 3 of this Guaranty; or (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor. This Guaranty is a primary obligation of the Guarantor, and is a guaranty of payment, not merely collection.

     5. (a) The Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Parties against the Borrower or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. The Guarantor hereby further waives any right to enforce any other remedy which the Guaranteed Parties now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Guaranteed Parties to secure payment of the indebtedness of the Borrower. The Guarantor also waives all claims (as such term is defined in the Bankruptcy Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims.

     (b) Notwithstanding the provisions of the preceding clause (a), the Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims (as defined in the Bankruptcy Code) it would have against any Other Party in the absence of the preceding clause (a), and to assert and enforce same, in each case on and after, but at no time prior to, the earlier of (I) the date (the "Subrogation Trigger Date") which is one year and five days after the date on which all indebtedness of the Borrower owing to any of the Guaranteed Parties has been paid in full if and only if (x) no Default or Event of Default of the type described in Section 10.05 of the Credit Agreement with respect to the respective Other Party has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (y) the existence of the Guarantor's rights under this clause
(b) would not make the Guarantor a creditor (as defined in the Bankruptcy Code) of the respective Other Party in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date or (II) the effective date of any amendment to Title 11 of the United States Code or of any decision of the United States Supreme Court that in the reasonable opinion of the Agent provides, in effect, that the status of the Guarantor as an insider creditor of the Borrower will not cause transfers of an interest of the Borrower in property (including payments or grants of security interests by the Borrower) to any Guaranteed Party to be subject to avoidance as a preference for a longer period of time than if the Guaranteed Obligations of the Borrower had not been guaranteed or otherwise secured by the Guarantor or its assets.

     6. In order to induce the Banks to make the Loans and participate in the Letter of Credit and the Letter of Credit Issuer to issue the Letter of Credit, the Guarantor makes the following representations, warranties and agreements:

          (a) Each of the Guarantor and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (b) The Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof,
     (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

          (e) The consolidated statements of financial condition of the Guarantor and its Consolidated Subsidiaries at December 31, 1993 and March 31, 1994, and the related consolidated statements of income and retained earnings and cash flow of the Guarantor and its Consolidated Subsidiaries for the fiscal year or three-month period, as the case may be, ended on such date and heretofore furnished to the Banks present fairly the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of the Guarantor and its Consolidated Subsidiaries for such fiscal year or three-month period, as the case may be. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied except for, with respect to the financial statements for the three-month period ended on March 31, 1994, normal year-end adjustments. Since December 31, 1993, there has been no material adverse change in the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (f) Except as fully reflected in the financial statements delivered pursuant to the preceding clause (e), there were as of the Restatement Effective Date no liabilities or obligations with respect to the Guarantor or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be materially adverse to the Guarantor or to the Guarantor and its Subsidiaries taken as a whole.

          (g) There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (h) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to any Bank (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not omit to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          (i) Each of the Guarantor and its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Guarantor and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

          (j) As of June 30, 1994, the authorized capital stock of the Guarantor consists of (i) 75,000,000 shares of common stock, $.50 par value per share, of which 33,296,087 shares are issued and outstanding and (ii) 7,500,000 shares of preferred stock, none of which shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. Other than (x) certain options to purchase 1,273,750 shares of common stock of the Guarantor, (y) the Guarantor's 6-1/2% Convertible Subordinated Debentures due 2004 and (z) the Guarantor's 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000, the Guarantor does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          (k) Each of the Guarantor and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (l) Schedule I correctly sets forth each Subsidiary of the Guarantor, the percentage ownership (direct and indirect) of the Guarantor in each class of capital stock of each such Subsidiary and also identifies the direct owner thereof, in each case as of December 31, 1993 as modified to reflect any material changes after December 31, 1993 and prior to the Restatement Effective Date.

          (m)  Neither  the  Guarantor  nor  any  of  its   Subsidiaries  is  an
     "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (n) Neither the Guarantor nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (o)  The  Guarantor  owns  all of the  capital  stock  of DDB  Needham
     Worldwide Inc. ("DDB"), BBDO Worldwide Inc. ("BBDO") and Omnicom Management, Inc. ("Management"), and DDB, BBDO and Management own, collectively, all of the capital stock of the Borrower.

          (p) Each of the Guarantor and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (q) All proceeds of each Loan and of Commercial Paper shall be used by the Borrower for general corporate purposes; provided that no part of the proceeds of any Loan or any Commercial Paper will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board. Not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in
     Section 7 of this Guaranty constitute Margin Stock and, at the time of each Credit Event, not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in Section 7 of this Guaranty will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section neither the Guarantor nor any of its Subsidiaries (including without limitation the Borrower) will use the proceeds of any Loan or any Commercial Paper to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the Guarantor and its Subsidiaries (including without limitation the Borrower) of 10% or more of the capital stock of such corporation, in either case if the Board of Directors of such corporation has publicly announced its opposition to such transaction.

     7. The Guarantor hereby covenants and agrees that on and after the Restatement Effective Date and until the termination of the Total Commitment, the expiration of the Letter of Credit and the repayment in full of the Loans, Notes and Unpaid Drawings, together with interest, fees and all other

Obligations incurred under the Credit Agreement, and the repayment in full of all Commercial Paper:

          (a) The Guarantor will furnish to each Bank:

               (i) Within 50 days after the close of each quarterly accounting period in each fiscal year of the Guarantor (other than the fourth fiscal quarterly accounting period), the consolidated statements of financial condition of the Guarantor and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income for such quarterly period and of cash flow for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year (or for the last day of the respective fiscal quarter in the prior fiscal year in the case of the balance sheet), all of which shall be certified by the chief financial officer of the Guarantor, subject to normal year-end adjustments.

               (ii) Within 105 days after the close of each fiscal year of the Guarantor, the consolidated statements of financial condition of the Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified by independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Guarantor, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

               (iii) At the time of the delivery of the financial statements provided for in clauses (i) and (ii), a certificate of the chief financial officer of the Guarantor to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Guarantor was in compliance with the provisions of clauses
          (o) through (q) of this Section 7, inclusive, at the end of such fiscal quarter or year, as the case may be.

               (iv) Promptly, and in any event within three Business Days after an officer of the Guarantor obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, (y) any litigation or governmental proceeding pending (a) against the Guarantor or any of its Subsidiaries which could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or
          (b) with respect to any Credit Document and (z) any other event which is likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole.

               (v)  Promptly,   copies  of  all  financial  information,   proxy
          materials and other information and reports, if any, which the Guarantor shall file with the SEC.

               (vi) From time to time, such other information or documents (financial or otherwise) as any Bank may reasonably request, other than consolidating financial statements of Consolidated Subsidiaries and Affiliates.

          (b) The Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Guarantor will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent, the Letter of Credit Issuer or any Bank to visit and inspect, under guidance of officers of the Guarantor or such Subsidiary, any of the properties of the Guarantor or such Subsidiary, and to examine the books of record and account of the Guarantor or such Subsidiary (including, without limitation, consolidating financial statements of Consolidated Subsidiaries and Affiliates) and discuss the affairs, finances and accounts of the Guarantor or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Agent, the Letter of Credit Issuer or such Bank may request.

          (c) The Guarantor  will, and will cause each of its  Subsidiaries  to,
     (i) keep all property useful and necessary in its business in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and
     (iii) furnish to each Bank, upon written request, full information as to the insurance carried.

          (d) The Guarantor will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this clause (d) shall prevent (i) the withdrawal by the Guarantor or any of its
     Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or (ii) any transaction permitted by Section 7(j) of this Guaranty.

          (e) The Guarantor will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (f) As soon as possible and, in any event, within 10 days after the Guarantor or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Guarantor will deliver to each of the Banks a certificate of the chief financial officer of the Guarantor setting forth details as to such occurrence and such action, if any, which the Guarantor, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Guarantor, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan Administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in Section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Guarantor, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by the Guarantor or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Guarantor or such Subsidiary.

          (g) The Guarantor shall cause (i) each of its, and each of its Designated Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Designated Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

          (h) The Guarantor will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it is engaged on the Restatement Effective Date and any other reasonably related businesses.

          (i) The Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Guarantor or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this clause (i) shall not prevent the creation, incurrence, assumption or existence of:

               (i) Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established;

               (ii) Liens in respect of property or assets of the Guarantor or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Guarantor or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

               (iii) Liens created for the benefit of the Agent, the Letter of Credit Issuer and the Banks;

               (iv)   Pledges  or   deposits   in   connection   with   worker's
          compensation,   unemployment   insurance  and  other  social  security
          legislation;

               (v) Easements, rights-of-way and other similar Liens on, over or in respect of any property of the Guarantor or any of its Subsidiaries which do not individually or in the aggregate materially impair the use or value of the property or assets subject thereto;

               (vi) Purchase money mortgages or other Liens on property acquired after the Original Effective Date by the Guarantor or any of its Subsidiaries to secure the purchase price of such property (or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property), or Liens on any such property at the time of the acquisition of such property by the Guarantor or any of its Subsidiaries, whether or not assumed, provided that (x) the Indebtedness secured by each such Lien shall not exceed the cost of such property to the Guarantor or such Subsidiary or the fair value thereof at the time of the acquisition thereof, as the case may be, whichever is less, (y) each such Lien shall apply and attach only to the property originally subject thereto and fixed improvements thereon or accessions thereto, and (z) the principal amount of Indebtedness at any time outstanding and secured by Liens permitted by this clause
          (vi) of this Section 7(i) shall not in the aggregate for the Guarantor and its Subsidiaries exceed, when aggregated together with the Indebtedness secured by Liens permitted by clause (vii) below, $10,000,000;

               (vii) Liens on accounts receivable of BBDO Nederland B.V. and its Subsidiaries securing Indebtedness owing to ABN AMRO Bank N.V., provided that the outstanding principal amount of such Indebtedness, when aggregated together with the Indebtedness secured by Liens permitted by clause (vi) above, does not exceed $10,000,000;

               (viii)   Liens   securing   Indebtedness   permitted  by  Section
          7(l)(viii); and

               (ix) Liens on assets sold by the Guarantor or any of its Subsidiaries and leased back by the Guarantor or such Subsidiary, so long as the aggregate fair value of assets so sold after the Restatement Effective Date pursuant to this clause (ix) shall not exceed $20,000,000.

          (j) The Guarantor will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any  substantial  part of its property or assets,  except that
     (i) any Subsidiary of the Guarantor (other than the Borrower) may do any of the foregoing in any fiscal year (the "Current Year") of the Guarantor so long as (x) the revenues of such Subsidiary for the then most recently ended fiscal year (the "Prior Year"), when added to the revenues for the Prior Year of all other Subsidiaries that have entered into transactions permitted by this clause (i) during the Current Year, do not exceed 15% of the revenues of the Guarantor and its Subsidiaries for the Prior Year and
     (y) the aggregate of (A) the revenues of such Subsidiary for the Prior Year, plus (B) with respect to each Subsidiary which consummated a transaction pursuant to clause (x) in the Current Year or the four immediately preceding fiscal years, the revenues of such Subsidiary for the year prior to the year in which the transaction was consummated, does not exceed 40% of the revenues of the Guarantor and its Subsidiaries for the Prior Year (for purposes hereof the year ending December 31, 1988 shall be the first such preceding fiscal year, and the actual number of such preceding fiscal years shall be used until such time as there are four preceding fiscal years), (ii) Subsidiaries of the Guarantor (other than the Borrower) may convey, sell, lease or otherwise dispose of all or any part of its property or assets to the Guarantor or to other Subsidiaries (including without limitation by way of winding-up, liquidation or dissolution), (iii) any Wholly-Owned Subsidiary of the Guarantor (other than the Borrower) may merge into the Guarantor or another Wholly-Owned Subsidiary, (iv) the Guarantor or any Wholly-Owned Subsidiary may enter into a merger transaction if (w) it is the surviving entity, (x) no Default or Event of Default would exist immediately after giving effect thereto, and (y) in the case of a Wholly-Owned Subsidiary, such Subsidiary remains a Wholly-Owned Subsidiary after the merger transaction is consummated, (v) any Specified Subsidiary may wind up, liquidate or dissolve its affairs so long as it does not have any material assets at the time of such winding up, liquidation or dissolution, and (vi) the Guarantor may transfer, sell or convey the stock of one or more of its Subsidiaries (other than the Borrower) to one or more of its other Subsidiaries so long as, in the case of any such transfer, sale or conveyance of the stock of any Designated Subsidiary, the indirect ownership interest of the Guarantor in such Designated Subsidiary is not reduced as a result thereof.

          (k) The Guarantor will not enter into or permit any Subsidiary to enter into any agreements to rent or lease any real or personal property (excluding capitalized leases) except in the ordinary course of business.

          (l) The Guarantor will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness listed on Schedule II ("Existing Indebtedness"), (ii) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by such Subsidiaries in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Subsidiary,
     (iii) obligations under letters of credit incurred by such Subsidiaries in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation, (iv) Indebtedness of Subsidiaries of the Guarantor to the extent permitted under clause (m)(iv)-(vii) below, (v) Indebtedness of the Borrower or any other Subsidiary of the Guarantor arising under, or constituting guaranties of, the Credit Agreement or the Commercial Paper, (vi) other Indebtedness of the Borrower so long as no Default or Event of Default then exists or would result therefrom, (vii) other Indebtedness of Foreign Subsidiaries of the Guarantor incurred in the ordinary course of business and (viii) Indebtedness of any Subsidiary of the Guarantor, provided that such Indebtedness was outstanding at such Subsidiary prior to the acquisition by the Guarantor of such Subsidiary and was not incurred in connection with or in contemplation of such acquisition.

          (m) The Guarantor will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the following shall be permitted:

               (i) the Guarantor and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (ii) the Guarantor and its Subsidiaries may acquire and hold Cash Equivalents, and Foreign Subsidiaries of the Guarantor may acquire and hold Foreign Cash Equivalents;

               (iii) the Guarantor and its Subsidiaries may make loans and advances to officers, employees and agents in the ordinary course of business;

               (iv)  the   Guarantor   may  make  loans,   advances  or  capital
          contributions to Consolidated Subsidiaries;

               (v)  Consolidated  Subsidiaries  of the Guarantor may make loans,
          advances  or  capital   contributions   to  the   Guarantor  or  other
          Consolidated Subsidiaries;

               (vi) Subsidiaries of the Guarantor (other than Consolidated Subsidiaries) may make loans, advances or capital contributions to other Subsidiaries of the Guarantor (other than Consolidated Subsidiaries);

               (vii) the Guarantor and Consolidated Subsidiaries may make loans, advances or capital contributions to Affiliates and Subsidiaries of the Guarantor (other than Consolidated Subsidiaries), and may purchase stock or securities of other Persons so that after such purchase such Person is not a Consolidated Subsidiary of the Guarantor, provided that the sum of the net investment in Affiliates and Subsidiaries (other than Consolidated Subsidiaries) made pursuant to this clause
          (vii) plus the principal amount of all loans and advances made pursuant to this clause (vii) and then outstanding shall not exceed an amount equal to 15% of the sum of (x) the Guarantor's Consolidated Net Worth plus (y) the outstanding principal amount of the Guarantor's Subordinated Indebtedness (to the extent and in the amount that any portion of such principal amount matures one year or more after the Expiry Date) at any time;

               (viii) the Guarantor and its Subsidiaries may purchase or acquire stock or securities of another Person in arm's-length transactions so long as no Default or Event of Default exists or would result therefrom and, as a result of such transaction, such Person becomes a Consolidated Subsidiary of the Guarantor; and

               (ix) the Guarantor and its  Subsidiaries  may invest in preferred
          auction  rate  stock  and  other   similar  tax  favored   short  term
          investments with a readily available and liquid secondary market; and

               (x) the Guarantor and its Subsidiaries may make loans, purchase securities or make other investments not permitted by the foregoing clauses of this Section 7(m) so long as the aggregate outstanding amount thereof, net of cash repayments of principal in the case of loans and cash sales proceeds in the case of securities or other investments that are liquidated but excluding any write-ups or write-downs in the value of any such loan, security or other investment that has not been liquidated, shall not exceed $30,000,000 at any time.

          (n)  The  Guarantor   will  not,  and  will  not  permit  any  of  its
     Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Guarantor, other than on terms and conditions sub-stantially as favorable to the Guarantor or such Subsidiary as would be obtainable by the Guarantor or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

          (o) The Guarantor will not permit the ratio of its Consolidated Current Assets to its Consolidated Current Liabilities at any time to be less than 0.8:1.

          (p) The Guarantor will not permit the ratio of its Total Consolidated Indebtedness to Total Consolidated Capitalization to be more than (i) 0.65:1 at any time from and including January 1 to and including September 30 of each year and (ii) 0.55:1 at any time from and including October 1 to and including December 31, of each year.

          (q) The Guarantor will not permit the ratio of its Consolidated Indebtedness for any fiscal quarter to its Net Cash Flow for the period of four consecutive fiscal quarters (taken as one accounting period) ending on the last day of such fiscal quarter to be more than 5:1.

          (r) The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Guarantor or any Subsidiary of the Guarantor, or pay any Indebtedness owed to the Guarantor or a Subsidiary of the Guarantor, (b) make loans or advances to the Guarantor or (c) transfer any of its properties or assets to the Guarantor, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Guaranty or any other Credit Document and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Guarantor or a Subsidiary of the Guarantor.

     8. As used in this Guaranty, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Paragraph 7(n), an Affiliate of the Guarantor shall include any Person that directly or indirectly owns more than 5% of the Guarantor, and any officer or director of the Guarantor or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any Bank, the Agent, and any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any Bank, the Agent, and any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States, which commercial paper is rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types descri- bed in clauses (i) through (iv) above.

          "Consolidated Current Assets" shall mean, as to any Person, the current assets of such Person and its Subsidiaries determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, as to any Person, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis.

          "Consolidated Indebtedness" shall mean, for any fiscal quarter, an amount equal to (x) the sum of (i) the average of the amounts of Indebtedness of the types listed on Schedule III hereto on the last Business Day of each calendar week ending during such fiscal quarter plus
     (ii) the amount of all Indebtedness of the Guarantor and its Subsidiaries (other than Indebtedness of the types listed on Schedule III hereto) (determined on a consolidated basis) on the last day of such fiscal quarter minus (y) the sum of (i) the amount of all Cash Equivalents and investments of the type described in Section 7(m)(ix) held by the Borrower on the last day of such fiscal quarter plus (ii) the Dollar Equivalent of the amount of all Foreign Cash Equivalents held by Omnicom Finance Ltd. on the last day of such fiscal quarter.

          "Consolidated Net Income" shall mean the net income of the Guarantor and its Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Consolidated Net Worth" shall mean, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis (including therein the portion of such Net Worth reflecting minority interests in Subsidiaries).

          "Designated Subsidiaries" shall mean BBDO Worldwide Inc., BBDO Atlanta Inc., BBDO Chicago Inc., BBDO Detroit Inc., DDB Needham Worldwide Inc., DDB Needham Chicago Inc., Rapp Collins Worldwide Inc., Alcone Sims O'Brien Inc., Tracy-Locke Inc., Frank J. Corbett Inc., Kallir Philips Ross, Inc. and Thomas A. Schutz Co., Inc.

          "Dollar Equivalent" shall mean, with respect to any Foreign Cash Equivalent denominated in a currency other than U.S. Dollars, the amount of

     U.S. Dollars into which the principal amount of such Foreign Cash Equivalent could be converted at the then applicable Exchange Rate. For the purpose of the foregoing determination, the "Exchange Rate" shall be the spot rate at which the relevant currency is offered for sale against delivery of U.S. Dollars on the date of determination thereof (or, if such date is not a Business Day, the next preceding Business Day), as set forth in the Wall Street Journal; provided that if no such rate is set forth in the Wall Street Journal on such date, the "Exchange Rate" shall be the rate quoted by the Agent at the opening of business on such date (or, if such date is not a Business Day, the next preceding Business Day) for the spot rate at which the relevant currency is offered for sale by the Agent against delivery of U.S. Dollars.

          "Foreign Cash Equivalents" shall mean (i) time deposits, certificates of deposit and similar instruments of any Bank or any other commercial bank having long-term indebtedness rated in its highest rating category by Moody's Investors Services, Inc. or by Standard & Poor's Corporation, and
     (ii) such other securities and investments as shall be approved by the Agent from time to time.

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder (other than letters of credit issued in support of accrued expenses and accounts payable incurred in the ordinary course of business), (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

          "Net Cash Flow" shall mean, for any period, the Consolidated Net Income of the Guarantor and its Subsidiaries for such period without giving effect to any extraordinary gains or losses and gains or losses from sales of assets (other than sales of inventory in the ordinary course of business), adjusted by (x) adding thereto the following items: (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at such Consolidated Net Income for such period, (ii) the portion of such Consolidated Net Income attributable to minority interests in Subsidiaries, and (iii) the amount of all dividends received during such period by the Guarantor or any of its Consolidated Subsidiaries from corporations other than Consolidated Subsidiaries of the Guarantor, to the extent not included in calculating Consolidated Net Income of the Guarantor for such period and (y) deducting therefrom (i) the amount of all dividends paid by Subsidiaries of the Guarantor to Persons other than the Guarantor or Wholly-Owned Subsidiaries of the Guarantor during such period,
     (ii) the net income for such period of corporations other than Consolidated Subsidiaries of the Guarantor, to the extent allocated to the equity interest of the Guarantor or any such Consolidated Subsidiary in such corporation, and (iii) an amount, if positive, equal to (x) the amount of all dividends paid by the Guarantor to its common or preferred shareholders during such period, minus (y) 50% of the Consolidated Net Income of the Guarantor and its Subsidiaries for such period.

          "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other accounts which, in accordance with generally accepted accounting principles in the United States, constitutes stockholders equity, but in any event deducting therefrom any treasury stock, provided that each of the foregoing shall be determined without giving effect to any foreign currency translation adjustments.

          "Subordinated Indebtedness" of any Person shall mean all Indebtedness of such Person which is subordinated both to the Obligations under the Credit Agreement and all obligations arising under this Guaranty, on terms and conditions satisfactory to the Agent and the Required Banks; provided that when used with respect to the Guarantor, the term "Subordinated Indebtedness" shall be deemed to include (i) all Indebtedness of the Guarantor evidenced by its 6-1/2% Convertible Subordinated Debentures due 2004 and all Indebtedness of the Guarantor evidenced by its 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000, in each case as such

     Debentures (and the respective indenture governing the terms thereof) are in effect on July 15, 1994 and (ii) all Indebtedness of the Guarantor evidenced and governed by documentation containing subordination terms, covenants, mandatory redemption provisions, events of default and remedies available upon the existence of an event of default no less favorable to the Banks and no more restrictive on the Guarantor and its Subsidiaries than those contained in the documentation evidencing and governing the debt issuances referred to in clause (i) above; in each case as amended, modified and supplemented from time to time with the consent of the Agent and the Required Banks.

          "Total Consolidated Capitalization" shall mean, at any time, the sum of Total Consolidated Indebtedness at such time plus Consolidated Net Worth at such time.

          "Total Consolidated Indebtedness" shall mean, at any time, all Indebtedness of the Guarantor and its Subsidiaries at such time, determined on a consolidated basis.

     9. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, any Guaranteed Party or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Guaranteed Party or the holder of any Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranteed Party or the holder of any Note to any other or further action in any circumstances without notice or demand.

     10. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Parties and their successors and assigns.

     11. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except as provided in Section 12.13 of the Credit Agreement.

     12. The Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

     13. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default each Bank and Letter of Credit Issuer is hereby authorized at any time or from time to time, without presentment, demand, protest, or other notice of any kind to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank or the Letter of Credit Issuer (including without limitation by branches and agencies of such Bank or the Letter of Credit Issuer wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations of the Guarantor to such Bank or the Letter of Credit Issuer under this Guaranty, irrespective of whether or not such Bank shall have made any demand hereunder and although said obligations, or any of them, shall be contingent or unmatured.

     14. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 12.03 of the Credit Agreement, provided that, for this purpose, the address of the Guarantor shall be the one specified opposite its signature below.

     15. If claim is ever made upon any Guaranteed Party or the holder of any Note for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Guarantor), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any liability of the Guarantor, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

     16. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against any Guaranteed Party or the holder of any Note shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     17. The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Guarantor to the Banks); provided that, except as otherwise specifically provided herein, all computations determining compliance with
Section 7 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 6(e).

     18. This Guaranty and the rights and obligations of the Guaranteed Parties, the holders of the Notes and the Guarantor hereunder shall be construed in accordance with and governed by the law of the State of New York. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor agrees that if at any time its principal place of business is not in the City and State of New York, it will irrevocably designate, appoint and empower an agent for purposes of this Section, in the City and State of New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agent. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any Guaranteed Party or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     19. The obligation of the Guarantor to make payment in Dollars of any Guaranteed Obligations due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the respective Guaranteed Party in the United States of America of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations. The obligation of the Guarantor to make payment in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of any such Guaranteed Obligations, and shall not be affected by judgment being obtained for any other sums due under this Guaranty.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address

437 Madison Avenue                           OMNICOM GROUP INC.
New York, New York  10022
Attention:  Mr. Fred J. Meyer
            Chief Financial                  By:   /s/  Dennis E. Hewitt
            Officer                              -------------------------
                                                        Dennis E. Hewitt
                                                 Title: Treasurer


Accepted and Agreed to:

SWISS BANK CORPORATION,
  New York Branch
  as Agent for the Banks


By:  /s/  Jane A. Majeski
    -------------------------
          Jane A. Majeski
   Title: Director
          Merchant Banking


By:  /s/  Sean M. Harrigan
    -------------------------
          Sean M. Harrigan
   Title: Executive Director
          Merchant Banking



                                                                      SCHEDULE I





                                                   SUBSIDIARIES OF THE GUARANTOR
                                            {SOMETIMES REFERRED TO AS THE "REGISTRANT"}


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         -------------                        -------                       ---------
Omnicom Group Inc................................       New York                             --                              --
Omnicom International Inc........................       Delaware                         Registrant                         100%
Omnicom Management Inc...........................       Delaware                         Registrant                         100%
Omnicom Finance Inc..............................       Delaware                     BBDO Worldwide Inc.                     33%
                                                                                DBD Needham Worldwide Inc.                   33%
                                                                                  Omnicom Management Inc.                    34%
Altschiller Reitzfeld Inc........................       New York                         Registrant                         100%
Goodby, Berlin & Silverstein Holdings Inc........      California                        Registrant                         100%
Goodby, Berlin and Silverstein, Inc..............      California        Goodby, Berlin & Silverstein Holdings Inc.         100%
BBDO Worldwide Inc...............................       New York                         Registrant                         100%
BBDO Atlanta, Inc................................        Georgia                     BBDO Worldwide Inc.                    100%
BBDO Chicago, Inc................................       Delaware                     BBDO Worldwide Inc.                    100%
BBDO Detroit, Inc................................       Delaware                     BBDO Worldwide Inc.                    100%
BBDO International Inc...........................       Delaware                 Omnicom International Inc.                 100%
David Ratto/BBDO S.A.............................       Argentina                    BBDO Worldwide Inc.                     20%
Clemenger BBDO Ltd...............................       Australia                    BBDO Worldwide Inc.                     47%
Clemenger Perth Pty. Ltd.........................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Pty. Ltd...............................       Australia                    Clemenger BBDO Ltd.                     47%
HCL Group Pty. Ltd. (Melbourne)..................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Adelaide Pty. Ltd......................       Australia                    Clemenger BBDO Ltd.                     47%
HCL Group Pty. Ltd. (Sydney).....................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Direct Response Pty. Ltd. (Melbourne)..       Australia                    Clemenger BBDO Ltd.                     37%
HCL Group Pty. Ltd. (Brisbane)...................       Australia                    Clemenger BBDO Ltd.                      9%
Clemenger Sydney Pty. Ltd........................       Australia                    Clemenger BBDO Ltd.                     47%
Port Productions Pty. Ltd........................       Australia                    Clemenger BBDO Ltd.                     35%
Clemenger Brisbane Pty. Ltd......................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Direct Response Pty. Ltd. (Sydney).....       Australia                    Clemenger BBDO Ltd.                     37%
Clemenger Tasmania Pty. Ltd......................       Australia                    Clemenger BBDO Ltd.                     47%
Clemenger Melbourne Pty. Ltd.....................       Australia                    Clemenger BBDO Ltd.                     47%
Whybin and Partners Pty. Ltd.....................       Australia                    Clemenger BBDO Ltd.                     15%
TEAM/BBDO Werbeagentur Ges. m.b.H ...............        Austria                     BBDO Worldwide Inc.                    100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......        Austria              TEAM/BBDO Werbeagentur Ges. m.b.H              87%
Sponsoring & Event Marketing S.A.................        Belgium                      BBDO Belgium S.A.                      65%
Omnimedia S.A....................................        Belgium                      BBDO Belgium S.A.                      44%
Media Team S.A...................................        Belgium                      BBDO Belgium S.A.                      65%
Media Team Planning S.A..........................        Belgium                      BBDO Belgium S.A.                      44%
Morael & Partners S.A............................        Belgium                      BBDO Belgium S.A.                      62%
VVL/BBDO S.A.....................................        Belgium                      BBDO Belgium S.A.                      70%
Moors Bronselaer S.A.............................        Belgium                      BBDO Belgium S.A.                      83%
BBDO Belgium S.A.................................        Belgium                     BBDO Worldwide Inc.                     88%
Media Team S.A...................................        Belgium                     BBDO Worldwide Inc.                     44%
N'Lil S.A........................................        Belgium                      BBDO Belgium S.A.                      45%
Topolino S.A.....................................        Belgium                      BBDO Belgium S.A.                      45%
RPV Comunicacoes Ltda............................        Brazil                 ALMAP/BBDO Comunicacoes Ltda.                70%
Almap/BBDO Comunicacoes Ltda.....................        Brazil                    BBDO Publicidade, Ltda.                   70%
BBDO Publicidade, Ltda...........................        Brazil                      BBDO Worldwide Inc.                    100%
McKim Communications.............................        Canada                       BBDO Canada Inc.                      100%
Stringham & Grant Tandy..........................        Canada                       BBDO Canada Inc.                       50%
PNMD, Inc........................................        Canada                       BBDO Canada Inc.                       30%
BBDO Canada Inc..................................        Canada                      BBDO Worldwide Inc.                    100%
BBDO Chile, S.A..................................         Chile                      BBDO Worldwide Inc.                     45%
BBDO/CNUAC Advertising Co. Ltd...................         China                    BBDO Asia Pacific Ltd.                    51%


                                                                                                                          SCHEDULE I
                                                                                                                              page 2



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                     --------                         ------------                         -------                      ----------
Alberto H. Garnier, S.A..........................      Costa Rica                    BBDO Worldwide Inc.                     20%
BBDO D.O.O Zagreb................................        Croatia                     BBDO Worldwide Inc.                     40%
Impact/BBDO International Ltd....................        Cyprus                      BBDO Worldwide Inc.                     44%
Mark/BBDO, joint stock company...................    Czech Republic                  BBDO Worldwide Inc.                     36%
Media Direction..................................    Czech Republic                  BBDO Worldwide Inc.                     20%
BBDO Denmark A/S.................................        Denmark                      BBDO Holding A/S                       49%
BBDO Business Communications A/S.................        Denmark                      BBDO Holding A/S                       30%
J & J Business Communications A/S................        Denmark                      BBDO Holding A/S                       21%
BBDO Holding A/S.................................        Denmark                     BBDO Worldwide Inc.                    100%
SEPIA A/S........................................        Denmark                      BBDO Denmark A/S                       12%
The Media Partnership A/S........................        Denmark                      BBDO Denmark A/S                       10%
Impact/BBDO......................................         Egypt                Impact/BBDO International Ltd.                40%
Apex Publicidad, S.A. de C.V.....................      El Salvador                 Garnier/BBDO Inc. S.A.                    10%
Bookkeeper Investment OY.........................        Finland                     BBDO Worldwide Inc.                     86%
OY Avant/BBDO Ltd................................        Finland                  Bookkeeper Investment OY                   69%
AKT/BBDO Business Communications OY..............        Finland                  Bookkeeper Investment OY                   64%
Bookkeeper Financing OY..........................        Finland                  Bookkeeper Investment OY                   86%
La Compagnie S.A.................................        France                           BBDO GmbH                         100%
Nomad S.A........................................        France                       La Compagnie S.A.                      60%
The Media Partnership ...........................        France                       La Compagnie S.A.                      17%
Proximite S.A....................................        France                       La Compagnie S.A.                      70%
Directment S.A...................................        France                       La Compagnie S.A.                      45%
West End S.A.....................................        France                       La Compagnie S.A.                      50%
Realisation S.A..................................        France                       La Compagnie S.A.                      51%
Optimum Media S.A................................        France                       La Compagnie S.A.                      50%
Deslegan S.A.....................................        France                       La Compagnie S.A.                      40%
Reflexions S.A...................................        France                       La Compagnie S.A.                      55%
CLM/BBDO S.A.....................................        France                       La Compagnie S.A.                     100%
BBDO GmbH & Partner Kg...........................        Germany                          BBDO GmbH                          80%
TEAM/BBDO Berlin GmbH............................        Germany                   BBDO GmbH & Partner Kg                    80%
Stein Holding GmbH...............................        Germany                   BBDO GmbH & Partner Kg                    80%
Sponsor Partners GmbH............................        Germany                   BBDO GmbH & Partner Kg                    40%
Boebel, Adam/BBDO GmbH...........................        Germany                   BBDO GmbH & Partner Kg                    36%
Kohtes & Klewes GmbH.............................        Germany                   BBDO GmbH & Partner Kg                    35%
K & K Kohtes, Klewes Public Relations GmbH.......        Germany                    Kohtes & Klewes GmbH                     35%
K & K Kohtes, Klewes & Partner Umwelt-
   kommunikation GmbH ...........................        Germany                    Kohtes & Klewes GmbH                     19%
Claus Koch Corp. Communications GmbH.............        Germany                   BBDO GmbH & Partner Kg                    30%
TEAM DIRECT Ges fur Direct Marketing GmbH........        Germany                   BBDO GmbH & Partner Kg                    60%
Hiel/BBDO GmbH...................................        Germany                   BBDO GmbH & Partner Kg                    32%
BBDO Business Communications GmbH................        Germany                   BBDO GmbH & Partner Kg                    64%
The Media Partnership............................        Germany                   BBDO GmbH & Partner Kg                    20%
BBDO Dusseldorf GmbH.............................        Germany                   BBDO GmbH & Partner Kg                    78%
Economia Holding GmbH (Hamburg)..................        Germany                   BBDO GmbH & Partner Kg                    40%
BBDO/TELECOM GmbH................................        Germany                   BBDO GmbH & Partner Kg                    64%
Media Direction GmbH.............................        Germany                   BBDO GmbH & Partner Kg                    22%
HMl Heuser, Mayer, Partner GmbH..................        Germany                   BBDO GmbH & Partner Kg                    32%
Hildmann  & SchneiDer GmbH.......................        Germany                   BBDO GmbH & Partner Kg                    76%
M.I.D. GmbH......................................        Germany                   BBDO GmbH & Partner Kg                    40%
BBDO Hamburg GmbH................................        Germany                   BBDO GmbH & Partner Kg                    80%
BBDO GmbH .......................................        Germany                     BBDO Worldwide Inc.                    100%
Fotostudio as der Alster GmbH....................        Germany               Economia Holding GmbH (Hamburg)               32%
Economia Kg......................................        Germany               Economia Holding GmbH (Hamburg)               40%
Manfred Baumann GmbH.............................        Germany               Economia Holding GmbH (Hamburg)               40%
Brodersen, Stampe GmbH...........................        Germany               Economia Holding GmbH (Hamburg)               40%


                                                                                                                          SCHEDULE I
                                                                                                                              page 3


                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
Stein Promotions GmbH............................        Germany                     Stein Holding GmbH                      80%
Promotion Dynamics GmbH..........................        Germany                     Stein Holding GmbH                      64%
Stein Promotion Management Group GmbH............        Germany                     Stein Holding GmbH                      64%
BBDO Group S.A...................................        Greece                           BBDO GmbH                          80%
BBDO/Athens S.A..................................        Greece                        BBDO Group S.A.                       64%
Team/Athens S.A..................................        Greece                        BBDO Group S.A.                       30%
Tempo S.A........................................        Greece                        BBDO Group S.A.                       20%
BBDO Direct S.A..................................        Greece                        BBDO Group S.A.                       80%
The Media Partnership S.A. ......................        Greece                        BBDO Group S.A.                       20%
Cinemax S.A......................................        Greece                        BBDO Group S.A.                       59%
Global S.A.......................................        Greece                        BBDO Group S.A.                       80%
Service 800 S.A..................................        Greece                        BBDO Group S.A.                       32%
BBDO Business Communications S.A.................        Greece                        BBDO Group S.A.                       60%
IKON S.A.........................................        Greece                        BBDO Group S.A.                       39%
Point-Zero S.A...................................        Greece                        BBDO Group S.A.                       25%
B/P/R Ltd........................................        Greece                        BBDO Group S.A.                       79%
Grafis S.A.......................................        Greece                        BBDO Group S.A.                       56%
Lamda Alpha S.A..................................        Greece                        BBDO Group S.A.                       21%
BBDO Guatemala S.A...............................       Guatemala                  Garnier/BBDO Inc. S.A.                    30%
Zues Publicidad S.A. de C.V......................       Honduras                   Garnier/BBDO Inc. S.A.                    10%
BBDO Hong Kong Ltd...............................       Hong Kong                  BBDO Asia Pacific Ltd.                   100%
BBDO Asia Pacific Ltd............................       Hong Kong                    BBDO Worldwide Inc.                    100%
Topreklam/BBDO Int'l Advtg. Agency Ltd...........        Hungary                     BBDO Worldwide Inc.                     30%
RK Swamy/BBDO Advertising Ltd....................         India                    BBDO Asia Pacific Ltd.                    20%
Italia/BBDO S.p.A................................         Italy                      BBDO Worldwide Inc.                    100%
The Media Partnership S.p.A......................         Italy                      Italia/BBDO S.p.A.                      25%
Strategies SAL...................................        Lebanon               Impact/BBDO International Ltd.                11%
Impact/BBDO......................................        Lebanon               Impact/BBDO International Ltd.                44%
BBDO (Malaysia) Sdn Bhd..........................       Malaysia                   BBDO Asia Pacific Ltd.                    70%
BBDO Mexico, S.A. de C.V.........................        Mexico                      BBDO Worldwide Inc.                    100%
Perik Landewe & Partners B.V.....................      Netherlands                      BBDO BC B.V.                         26%
Keja/Donia B.V...................................      Netherlands                  BBDO Nederlands B.V.                     50%
FHV/BBDO B.V.....................................      Netherlands                  BBDO Nederlands B.V.                     50%
Bennis B/P/R B.V.................................      Netherlands                  BBDO Nederlands B.V.                     50%
BBK B.V..........................................      Netherlands                  BBDO Nederlands B.V.                     24%
Signum B.V.......................................      Netherlands                  BBDO Nederlands B.V.                     50%
Bartels/Verdonk Impuls B.V.......................      Netherlands                  BBDO Nederlands B.V.                     50%
BBDO BC B.V......................................      Netherlands                  BBDO Nederlands B.V.                     50%
Heliberg Beheer B.V..............................      Netherlands                  BBDO Nederlands B.V.                     30%
BBDO Nederlands B.V..............................      Netherlands                   BBDO Worldwide Inc.                     50%
Liberty Films B.V................................      Netherlands                      FHV/BBDO B.V.                        50%
Mediacenter B.V..................................      Netherlands                      FHV/BBDO B.V.                        13%
Media Direction Netherlands B.V..................      Netherlands                      FHV/BBDO B.V.                        34%
The Media Partnership B.V........................      Netherlands                      FHV/BBDO B.V.                        10%
Clemenger/BBDO Ltd. (N.Z.).......................      New Zealand                   Clemenger BBDO Ltd.                     47%
Colenso Communications Ltd.......................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  47%
HKM Advertising Ltd. ............................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  47%
Marcoa Direct Ltd. (Auckland)....................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  33%
Bosby Services...................................      New Zealand               Clemenger/BBDO Ltd. (N.Z.)                  47%
BBDO Nicaragua S.A...............................       Nicaragua                  Garnier/BBDO Inc. S.A.                    25%
Jenssen & Borkenhagen A/S........................        Norway                           BBDO GmbH                          42%
Schroder Production A/S..........................        Norway                   Jenssen & Borkenhagen A/S                  42%
Garnier/BBDO Inc. S.A............................        Panama                      BBDO Worldwide Inc.                     50%
Campagnani/BBDO S.A..............................        Panama                    Garnier/BBDO Inc. S.A.                    10%
BBDO Peru S.A....................................         Peru                       BBDO Worldwide Inc.                     51%


                                                                                                                          SCHEDULE I
                                                                                                                              page 4



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
PAC/BBDO Worldwide Inc...........................      Philippines                 BBDO Asia Pacific Ltd.                    30%
BBDO Warsaw......................................        Poland                      BBDO Worldwide Inc.                    100%
The Media Partnership Ltda.......................       Portugal         BBDO Portugal Agencia de Publicidade, Ltda.         16%
Smash Ltda.......................................       Portugal         BBDO Portugal Agencia de Publicidade, Ltda.         59%
BBDO Portugal Agencia de Publicidade, Ltda.......       Portugal                     BBDO Worldwide Inc.                     65%
Consultores de Relaciones Publicas, Inc..........      Puerto Rico                  BBDO Puerto Rico Inc.                    85%
Headline Public Relations & Promotions, Inc......      Puerto Rico                  BBDO Puerto Rico Inc.                    85%
BBDO Puerto Rico Inc.............................      Puerto Rico                   BBDO Worldwide Inc.                     85%
Graffiti/BBDO....................................        Romania                     BBDO Worldwide Inc.                     20%
BBDO Marketing...................................        Russia                      BBDO Worldwide Inc.                    100%
Impact/BBDO......................................     Saudi Arabia             Impact/BBDO International Ltd.                44%
BBDO Singapore Pte Ltd...........................       Singapore                  BBDO Asia Pacific Ltd.                   100%
Mark/BBDO Ltd....................................    Slovak Republic           Mark/BBDO, Joint Stock Company                17%
The Media Partnership S.A........................         Spain                       BBDO Espana S.A.                       23%
Tiempo/BBDO S.A..................................         Spain                       BBDO Espana S.A.                       72%
Contrapunto S.A..................................         Spain                       BBDO Espana S.A.                       67%
Tiempo/BBDO Madrid S.A...........................         Spain                       BBDO Espana S.A.                       70%
BBDO Espana S.A..................................         Spain                      BBDO Worldwide Inc.                     90%
Extension Madrid S.A.............................         Spain                    Tiempo/BBDO Madrid S.A.                   70%
Media Direction Madrid, S.A......................         Spain                    Tiempo/BBDO Madrid S.A.                   70%
Extension S.A.  .................................         Spain                       Tiempo/BBDO S.A.                       72%
DEC S.A. ........................................         Spain                       Tiempo/BBDO S.A.                       61%
Media Direction..................................         Spain                       Tiempo/BBDO S.A.                       72%
Ehrenstrahle & Co. A.B...........................        Sweden                      BBDO Worldwide Inc.                     74%
HLR/BBDO Reklambyra A.B..........................        Sweden                      BBDO Worldwide Inc.                     40%
Ehrenstrahle & Co on Stockholm A.B...............        Sweden                    Ehrenstrahle & Co. A.B.                   74%
HLR/Diversified Agencies A.B.....................        Sweden                   HLR/BBDO Reklambyra A.B.                   40%
FGH Annonsbyra A.B...............................        Sweden                   HLR/BBDO Reklambyra A.B.                    4%
HLR/Basic Promotion A.B..........................        Sweden                   HLR/BBDO Reklambyra A.B.                   40%
HLR/Broadcast Filmproduction A.B.................        Sweden                   HLR/BBDO Reklambyra A.B.                   40%
Box Direct Marketing A.B.........................        Sweden                   HLR/BBDO Reklambyra A.B.                   13%
Gester & Co. A.B.................................        Sweden                   HLR/BBDO Reklambyra A.B.                   11%
ASGS Editorial A.G...............................      Switzerland                     Aebi/BBDO A.G.                        66%
Aebi/BBDO A.G....................................      Switzerland                   BBDO Worldwide Inc.                    100%
Stentor/BBDO Advertising Ltd.....................        Taiwan                    BBDO Asia Pacific Ltd.                    55%
MEDIA +..........................................        Turkey            Alice Marketing Communication Services            27%
FOCUS 4..........................................        Turkey            Alice Marketing Communication Services            27%
Alice Marketing Communication Services...........        Turkey                      BBDO Worldwide Inc.                     30%
Impact/BBDO......................................  United Arab Emirates        Impact/BBDO International Ltd.                44%
Abbott Mead Vickers. BBDO Ltd....................    United Kingdom                  BBDO Worldwide Inc.                     26%
Ratto/BBDO y Asociados...........................        Uruguay                    David Ratto/BBDO S.A.                    20%
BBDO Venezuela...................................       Venezuela                    BBDO Worldwide Inc.                     50%
DDB Needham Worldwide Inc........................       New York                         Registrant                         100%
Doyle Dane Bernbach De Mexico S.A. de C.V........       New York                         Registrant                         100%
Milici Valenti Gabriel DDB Needham Inc...........        Hawaii                          Registrant                         100%
Tracy-Locke Inc..................................         Texas                          Registrant                         100%
DDB Needham Chicago Inc..........................       Delaware                 DDB Needham Worldwide Inc.                 100%
DDB Needham Worldwide Partners, Inc..............       New York                 DDB Needham Worldwide Inc.                 100%
Elgin Syferd/DDB Needham Inc.....................      Washington                DDB Needham Worldwide Inc.                 100%
DDB Needham International Inc....................       Delaware                 Omnicom International Inc.                 100%
Tracy-Locke Public Relations, Inc................         Texas                       Tracy-Locke Inc.                      100%
The Focus Agency Inc.............................       Delaware                  DDB Needham Chicago Inc.                  100%
Puskar Gibbon Chapin Inc.........................         Texas                       Tracy-Locke Inc.                      100%
DDB Needham Brisbane Pty. Ltd....................       Australia              DDB Needham Melbourne Pty. Ltd.              100%


                                                                                                                          SCHEDULE I
                                                                                                                              page 5



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
DDB Needham Worldwide Pty. Ltd. (Australia) .....       Australia           DDB Needham Worldwide Partners, Inc.            100%
Graphique Nominees Pty...........................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)         25%
K & Z Marketing Group Pty Limited................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Melbourne Pty. Ltd...................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Adelaide Pty. Ltd....................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
DDB Needham Sydney Pty. Ltd......................       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)        100%
Nowland Robinson Partners Adv. Pty. Ltd..........       Australia        DDB Needham Worldwide Pty. Ltd. (Australia)         70%
Doyle Dane Bernbach Pty..........................       Australia                        Registrant                         100%
DDB Needham Heye & Partner Werbeagentur GmbH.....        Austria               DDB Needham Heye & Partner GmbH               53%
Acts Werbeveranstaltungen GmbH...................        Austria        DDB Needham Heye & Partner Werbeagentur GmbH         16%
DDB Needham Heye & Partner GmbH..................        Austria            DDB Needham Worldwide Partners, Inc.             55%
                                                                                   Heye & Partner GmbH                       34%
DDB Needham Worldwide S.A. ......................        Belgium               DDB Needham International Inc.                20%
                                                                                   DDB Needham Worldwide Inc.                26%
                                                                            DDB Needham Worldwide Partners, Inc.             20%
                                                                                         Registrant                          26%
DDB Needham Holding S.A..........................        Belgium                 DDB Needham Worldwide, Inc.                  1%
                                                                            DDB Needham Worldwide Partners, Inc.             99%
T.M.P. S.A.......................................        Belgium                 DDB Needham Worldwide S.A.                  23%
Omnimedia S.A....................................        Belgium                 DDB Needham Worldwide S.A.                  46%
Optimum Media Team S.A...........................        Belgium                 DDB Needham Worldwide S.A.                  46%
Marketing Power Rapp & Collins S.A...............        Belgium                 DDB Needham Worldwide S.A.                  60%
DDB Needham Worldwide Brazil Ltda................        Brazil                  DDB Needham Worldwide Inc.                  50%
Olympic DDB Needham Bulgaria.....................       Bulgaria                  Olympic DDB Needham S.A.                   51%
Omnicom Canada Inc...............................        Canada                          Registrant                         100%
Beijing DDB Needham Advertising Co. Ltd..........         China                  DDB Needham Worldwide Ltd.                  51%
DDB Needham WW Prague............................    Czech Republic         DDB Needham Worldwide Partners, Inc.             56%
The Media Partnership A/S........................        Denmark                 DDB Needham Scandinavia A/S                  6%
DDB Needham Denmark A/S..........................        Denmark                 DDB Needham Scandinavia A/S                 80%
DDB Needham Scandinavia A/S......................        Denmark            DDB Needham Worldwide Partners, Inc.            100%
Brand Sellers DDB Needham Estonia................        Estonia                Brand Sellers DDB Needham OY                 20%
Brand Sellers DDB Needham OY.....................        Finland                 DDB Needham Scandinavia A/S                 30%
Promotive S.A....................................        France                       AZ Editions S.A.                       51%
DDB Lille S.A....................................        France                    DDB Needham Trade S.A.                    51%
DDB The Way S.A..................................        France                    DDB Needham Trade S.A.                    80%
JCR S.A..........................................        France                    DDB Needham Trade S.A.                    51%
Immomedia S.A....................................        France           DDB Needham Worldwide Communication S.A.           10%
Intertitres  S.A.................................        France           DDB Needham Worldwide Communication S.A.           75%
                                                                                          SDMP S.A.                          13%
Nacre S.A........................................        France           DDB Needham Worldwide Communication S.A.           51%
Tempo S.A........................................        France           DDB Needham Worldwide Communication S.A.           19%
DDB En Reseau S.A................................        France           DDB Needham Worldwide Communication S.A.           51%
DDB Needham GIE S.A..............................        France           DDB Needham Worldwide Communication S.A.          100%
TMPF S.A.........................................        France           DDB Needham Worldwide Communication S.A.           14%
CRTV S.A.........................................        France           DDB Needham Worldwide Communication S.A.           17%
Optimum Media S.A................................        France           DDB Needham Worldwide Communication S.A.           50%
Optimum Partenariat S.A..........................        France           DDB Needham Worldwide Communication S.A.           66%
Productions 32 S.A...............................        France           DDB Needham Worldwide Communication S.A.           66%
                                                                                          SDMP S.A.                          17%
Directing S.A....................................        France           DDB Needham Worldwide Communication S.A.           51%
Orchestra S.A....................................        France           DDB Needham Worldwide Communication S.A.           65%
Eurocorporate S.A................................        France           DDB Needham Worldwide Communication S.A.          100%
Colin Guittard Nazaret S.A.......................        France           DDB Needham Worldwide Communication S.A.           19%
Maphi S.A........................................        France           DDB Needham Worldwide Communication S.A.          100%
DDB Needham Worldwide Europe S.A.  ..............        France           DDB Needham Worldwide Communication S.A.          100%


                                                                                                                          SCHEDULE I
                                                                                                                              page 6



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
MODA S.A.........................................        France           DDB Needham Worldwide Communication S.A.           83%
SDMP S.A.........................................        France           DDB Needham Worldwide Communication S.A.           51%
Intermail Rapp & Collins S.A.....................        France           DDB Needham Worldwide Communication S.A.           40%
                                                                                         Maphi S.A.                          60%
DDB Needham Trade S.A............................        France           DDB Needham Worldwide Communication S.A.          100%
Mediametrie S.A..................................        France           DDB Needham Worldwide Communication S.A.            2%
Force Directe S.A................................        France                          Maphi S.A.                           5%
Dites 33 S.A.....................................        France                          Maphi S.A.                          34%
Intertel S.A.....................................        France                          Maphi S.A.                         100%
Marketic Conseil S.A.............................        France                          Maphi S.A.                          51%
Pigment S.A......................................        France                          Maphi S.A.                          76%
Providence S.A...................................        France                           Moda S.A.                          83%
SFV S.A..........................................        France                      Productions 32 S.A.                     79%
DDB Needham Worldwide Communication S.A..........        France                          Registrant                         100%
DDB Needham Worldwide S.A. ......................        France                          Registrant                          45%
                                                                          DDB Needham Worldwide Communication S.A.           55%
Publiteam S.A....................................        France                           SDMP S.A.                          17%
AZ Editions S.A..................................        France                           SDMP S.A.                          51%
Perre Contact S.A................................        France                            SFV S.A.                          79%
Media Direction GmbH.............................        Germany          Communication Management GmbH Dusseldorf           22%
                                                                                  BBDO GmbH & Partner KG                     22%
Screen GmbH......................................        Germany          Communication Management GmbH Dusseldorf           99%
Wensauer DDB Needham GmbH (Ludwigsburg)..........        Germany          Communication Management GmbH Dusseldorf           99%
The Media Partnership GmbH.......................        Germany          Communication Management GmbH Dusseldorf           25%
Wensauer DDB Needham Beteiligungsgesellschaft GmbH       Germany          Communication Management GmbH Dusseldorf           82%
Wensauer DDB Needham GmbH........................        Germany          Communication Management GmbH Dusseldorf           99%
DeHaas & Partner Werbeagentur GmbH...............        Germany          Communication Management GmbH Dusseldorf           79%
Fritsch Heine Rapp & Collins GmbH................        Germany          Communication Management GmbH Dusseldorf           85%
Global Ad GmbH...................................        Germany          Communication Management GmbH Dusseldorf           48%
Heye & Partner GmbH..............................        Germany            DDB Needham Worldwide Partners, Inc.             45%
Data Direct Rapp & Collins GmbH..................        Germany              Fritsch Heine Rapp & Collins GmbH              85%
Heye Management Service GmbH.....................        Germany                     Heye & Partner GmbH                     23%
Print, Munchen GmbH..............................        Germany                     Heye & Partner GmbH                     45%
HDR GmbH Dusseldorf..............................        Germany                     Heye & Partner GmbH                     36%
Communication Management GmbH Dusseldorf.........        Germany                         Registrant                          99%
Camera Uno GmbH (Ludwigsburg)....................        Germany             Service Company GmbH (Ludwigsburg)              90%
Wensauer DDBN Werbeagentur GmbH (Frankfurt)......        Germany        Wensauer DDB Needham Beteiligungsgesellschaft GmbH   82%
SV Studio Lichts ATZ GmbH........................        Germany                  Wensauer DDB Needham GmbH                  99%
Service Company GmbH (Ludwigsburg)...............        Germany           Wensauer DDB Needham GmbH (Ludwigsburg)           99%
Olympic DDB Needham S.A..........................        Greece                   DDB Needham Holding S.A.                   51%
Tempo Hellas S.A.................................        Greece                   Olympic DDB Needham S.A.                   13%
Inno Rapp & Collins S.A..........................        Greece                   Olympic DDB Needham S.A.                   26%
The Media Partnership S.A........................        Greece                   Olympic DDB Needham S.A.                   13%
Oxygen S.A.......................................        Greece                   Olympic DDB Needham S.A.                   46%
Brilliant Shine Development Ltd..................       Hong Kong        Bentley DDB Needham Public Relations, Ltd.          70%
Bentley DDB Needham Public Relations, Ltd........       Hong Kong               DDB Needham Asia Pacific Ltd.                70%
Product Creation Ltd.............................       Hong Kong               DDB Needham Asia Pacific Ltd.                51%
Lee DDB Needham Public Relations Ltd. (Taiwan)...       Hong Kong               DDB Needham Asia Pacific Ltd.                25%
Delta Group Ltd..................................       Hong Kong               DDB Needham Asia Pacific Ltd.               100%
Doyle Dane Bernbach Hong Kong Ltd................       Hong Kong               DDB Needham Asia Pacific Ltd.               100%
Window Creative Ltd..............................       Hong Kong               DDB Needham Asia Pacific Ltd.                85%
DDB Needham Worldwide Ltd........................       Hong Kong               DDB Needham Asia Pacific Ltd.               100%
Integrated Marketing Services Ltd................       Hong Kong               DDB Needham Asia Pacific Ltd.                70%
DDB Needham Asia Pacific Ltd.....................       Hong Kong           DDB Needham Worldwide Partners, Inc.            100%


                                                                                                                          SCHEDULE I
                                                                                                                              page 7



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
DDB Needham Advertising Co. (Budapest)...........        Hungary        DDB Needham Heye & Partner Werbeagentur GmbH         21%
                                                                            DDB Needham Worldwide Partners, Inc.             40%
MUDRA Communications Ltd.........................         India             DDB Needham Worldwide Partners, Inc.             10%
Verba DDB Needham S.R.L..........................         Italy                          Registrant                          85%
Corporate S.R.L..................................         Italy                   Verba DDB Needham S.R.L.                   85%
Verba PSA .......................................         Italy                   Verba DDB Needham S.R.L.                   55%
Rapp/Collins Mixer S.R.L.........................         Italy                   Verba DDB Needham S.R.L.                   85%
Consilium S.R.L..................................         Italy                   Verba DDB Needham S.R.L.                   85%
TMP Italy S.R.L..................................         Italy                   Verba DDB Needham S.R.L.                   21%
Mix S.R.L........................................         Italy                   Verba DDB Needham S.R.L.                   68%
Dai Ichi Kikaku Rapp & Collins Direct Marketing Co., Ltd. Japan                  DDB Needham Worldwide Inc.                  33%
DDB Needham Japan Inc............................         Japan                  DDB Needham Worldwide Inc.                 100%
DDB Needham DIK Korea............................         Korea             DDB Needham Worldwide Partners, Inc.             25%
Naga DDB Needham Dik SDN BHD.....................       Malaysia                DDB Needham Asia Pacific Ltd.                30%
DDB Needham Worldwide S.A. de C.V................        Mexico          Negocios DDB Needham Worldwide S.A. de C.V.         51%
                                                                                         Registrant                          49%
Negocios DDB Needham Worldwide S.A. de C.V.......        Mexico                          Registrant                         100%
Capitol Advice B.V...............................      Netherlands                        DDB B.V.                          100%
Rapp and Collins B.V.............................      Netherlands                        DDB B.V.                          100%
Bas van Wijk Project House B.V...................      Netherlands                        DDB B.V.                          100%
DDB Needham Holding B.V..........................      Netherlands          DDB Needham Worldwide Partners, Inc.            100%
DDB B.V..........................................      Netherlands                       Registrant                         100%
The Media Partnership B.V........................      Netherlands                        DDB B.V.                           19%
DDB Needham New Zealand Ltd......................      New Zealand               DDB Needham Worldwide Ltd.                  70%
DDB Needham WW Ltd...............................      New Zealand        DDB Needham Worldwide Pty. Ltd. (Australia)       100%
DDB Needham Holding Norway A/S...................        Norway                   DDB Needham Holding B.V.                  100%
New Deal DDB Needham A/S.........................        Norway                DDB Needham Holding Norway A/S                56%
Big Deal A/S.....................................        Norway                   New Deal DDB Needham A/S                   28%
Pro Deal A/S.....................................        Norway                   New Deal DDB Needham A/S                   56%
AMA DDB Needham Worldwide Inc....................      Philippines              DDB Needham Asia Pacific Ltd.                30%
DDB Needham Worldwide Warszawa...................        Poland             DDB Needham Worldwide Partners, Inc.            100%
The Media Partnership............................       Portugal        DDB Needham Worldwide & Guerreiro, Publicidade S.A.  18%
DDB Needham Worldwide & Guerreiro, Publicidade S.a      Portugal                         Registrant                          70%
DDB Needham Worldwide GAF Pte. Ltd...............       Singapore            Doyle Dane Bernbach Hong Kong Ltd.              85%
DDB Needham Worldwide Bratislava.................    Slovak Republic        DDB Needham Worldwide Partners, Inc.            100%
Tandem/DDB Needham Worldwide, S.A................         Spain                  DDB Needham Worldwide Inc.                   7%
                                                                                         Registrant                          79%
Wintel S.A.......................................         Spain                      Rapp & Collins S.A.                     77%
Tandem/DDB Campmany Guasch, S.A..................         Spain                          Registrant                           2%
                                                                              Tandem/DDB Needham Worldwide S.A.              84%
Optimum Media S.A................................         Spain               Tandem/DDB Campmany Guasch, S.A.               86%
Publiexclusivas S.A..............................         Spain               Tandem/DDB Campmany Guasch, S.A.               11%
                                                                              Tandem/DDB Needham Worldwide S.A.              15%
                                                                                       BBDO Espana S.A.                      27%
Tandem Sponsoring S.A............................         Spain               Tandem/DDB Needham Worldwide S.A.              86%
Instrumens S.A...................................         Spain               Tandem/DDB Needham Worldwide S.A.              60%
Rapp & Collins S.A...............................         Spain               Tandem/DDB Needham Worldwide S.A.              77%
Oedipus S.A......................................         Spain               Tandem/DDB Needham Worldwide S.A.              44%
A Toda Copia S.A.................................         Spain               Tandem/DDB Needham Worldwide S.A.              86%
The Media Partnership S.A........................         Spain               Tandem/DDB Needham Worldwide S.A.              21%
Paradiset DDB Needham A.B........................        Sweden         Carlsson & Broman DDB Needham Worldwide A.B.         51%
Carlsson & Broman DDB Needham Worldwide A.B......        Sweden             DDB Needham Worldwide Partners, Inc.            100%
DDB Needham Werbeagentur A.G.....................      Switzerland                DDB Needham Holding A.G.                  100%
Seiler Zur DDB Needham A.G.......................      Switzerland                DDB Needham Holding A.G.                   30%
Quadri & Partner Ag Zur..........................      Switzerland                   Heye & Partner GmbH                     15%


                                                                                                                          SCHEDULE I
                                                                                                                              page 8



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
DDB Needham Holding A.G..........................      Switzerland                       Registrant                         100%
DDB Needham Worldwide Taiwan Ltd.................        Taiwan                 DDB Needham Asia Pacific Ltd.                50%
Far East Advertising Co. Ltd.....................       Thailand                DDB Needham Asia Pacific Ltd.                10%
DDB Needham (Thailand) Ltd.......................       Thailand            DDB Needham Worldwide Partners, Inc.             51%
                                                                                Far East Advertising Co. Ltd.                 4%
Baxter, Gurian & Mazzei, Inc.....................      California           Health & Medical Communications, Inc.           100%
Rainoldi, Kerzner & Radcliffe, Inc...............      California                Kallir, Philips, Ross Inc.                 100%
Alcone Sims O'Brien, Inc.........................      California                        Registrant                         100%
Doremus & Company................................       Delaware                     BBDO Worldwide Inc.                    100%
Gavin Anderson & Company Worldwide Inc...........       Delaware                   Doremus Holdings Corp.                   100%
Porter Novelli Inc...............................       Delaware                      Doremus & Company                     100%
HHL Publishing Inc...............................       Delaware         Headway, Home and Law Publishing Group Ltd.         82%
Interbrand Holdings Inc..........................       Delaware                    Interbrand Group plc.                   100%
Rapp Collins Worldwide Inc. (DE).................       Delaware              Rapp Collins Worldwide Inc. (TX)              100%
Doremus Holdings Corp............................       Delaware                         Registrant                         100%
Thomas A. Schutz Co., Inc........................       Delaware                         Registrant                         100%
Bernard Hodes Advertising Inc....................       Delaware                         Registrant                         100%
Merkley Newman Harty, Inc........................       Delaware                         Registrant                         100%
Rapp Collins Agency Group Inc....................       Delaware                         Registrant                         100%
Frank J. Corbett, Inc............................       Illinois            Health & Medical Communications, Inc.           100%
Rapp Collins Worldwide Inc. (IL).................       Illinois              Rapp Collins Worldwide Inc. (TX)              100%
Brodeur & Partners Inc...........................     Massachusetts                      Registrant                         100%
Health & Medical Communications, Inc.............       New York                     BBDO Worldwide Inc.                    100%
RC Communications, Inc...........................       New York                     BBDO Worldwide Inc.                     98%
Gavin Anderson ShareholDer Targeting, Inc........       New York           Gavin Anderson & Company Worldwide Inc.          100%
Gavin Anderson & Company Inc.....................       New York           Gavin Anderson & Company Worldwide Inc.          100%
Lavey/Wolff/Swift, Inc...........................       New York            Health & Medical Communications, Inc.           100%
Interbrand Corporation...........................       New York                  Interbrand Holdings Inc.                  100%
Harrison & Star, Inc.............................       New York                         Registrant                         100%
Health Science Communications Inc................       New York                         Registrant                         100%
Harrison Star Wiener & Beitler Public Relations, Inc.   New York                         Registrant                         100%
The Schechter Group Inc..........................       New York                         Registrant                         100%
Kallir, Philips, Ross, Inc.......................       New York                         Registrant                         100%
TELERx Marketing, Inc............................     Pennsylvania          Health & Medical Communications, Inc.            49%
Rapp Collins Worldwide Inc. (TX).................         Texas                          Registrant                         100%
TP Flower Unit Trust S.A. (Sydney)...............       Australia           Gavin Anderson & Co. (Australia) Ltd.           100%
KPR S.A..........................................        Belgium                 Kallir, Philips, Ross, Inc.                100%
Promotess S.A....................................        Belgium                   Promotess Holdings S.A.                  100%
Promotess Holdings S.A...........................        Belgium                         Registrant                         100%
Gavin Anderson & Co. (Australia) Ltd.............    Cayman Islands        Gavin Anderson & Company Worldwide Inc.          100%
Gavin Anderson & Company (France) S.A............        France            Gavin Anderson & Company Worldwide Inc.          100%
Product Plus (France) S.A........................        France                  Product Plus (London) Ltd.                  83%
AZ Promotion - Moridis...........................        France                          Registrant                          40%
Hagt, Stock-Schroer & Partner GmbH...............        Germany                          BBDO GmbH                          30%
Advantage GmbH...................................        Germany                      Doremus & Company                      26%
Gavin Anderson & Company Worldwide GmbH..........        Germany           Gavin Anderson & Company Worldwide Inc.          100%
Interbrand GmbH..................................        Germany            Interbrand International Holdings BV            100%
Gavin Anderson & Company (H.K.) Limited..........       Hong Kong          Gavin Anderson & Company Worldwide Inc.          100%
Product Plus (Far East) Ltd......................       Hong Kong                Product Plus (London) Ltd.                  83%
Counter Products Marketing (Ireland) Ltd.........        Ireland                  CPM Field Marketing Ltd.                  100%
Kabushiki Kaisha Interbrand Japan................         Japan                        Interbrand GmbH                       26%
                                                                            Interbrand International Holdings BV             74%
Rapp Collins Marcoa Mexico S.A. de C.V...........        Mexico               Rapp Collins Worldwide Inc. (TX)              100%
Interbrand International Holdings BV.............      Netherlands                  Interbrand Group plc.                   100%
Product Plus Iberica SA..........................         Spain                  Product Plus (London) Ltd.                  83%


                                                                                                                          SCHEDULE I
                                                                                                                              page 9



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
David Douglass Associates Ltd....................    United Kingdom               CPM Field Marketing Ltd.                  100%
Vandisplay Ltd...................................    United Kingdom               CPM Field Marketing Ltd.                   25%
Product Plus (London) Ltd........................    United Kingdom              Davidson Pearce Group Ltd.                  83%
The Rapp Collins Partnership Ltd.................    United Kingdom              Davidson Pearce Group Ltd.                 100%
CPM Field Marketing (Operations) Ltd.............    United Kingdom              Davidson Pearce Group Ltd.                 100%
Medi Cine International plc......................    United Kingdom          Diversified Agency Services Limited            100%
Doremus & Co. Ltd................................    United Kingdom          Diversified Agency Services Limited            100%
Vox Prism International Ltd......................    United Kingdom          Diversified Agency Services Limited            100%
Omnicom UK Limited...............................    United Kingdom          Diversified Agency Services Limited            100%
Countrywide Communications Group Limited.........    United Kingdom          Diversified Agency Services Limited             75%
BMP Countrywide Limited..........................    United Kingdom        Countrywide Communications Group Limited          71%
Countrywide Communications (London) Limited......    United Kingdom        Countrywide Communications Group Limited          75%
Government Policy Consultants Limited............    United Kingdom        Countrywide Communications Group Limited          42%
Countrywide Communications Limited...............    United Kingdom        Countrywide Communications Group Limited          75%
Countrywide Communications North Limited.........    United Kingdom        Countrywide Communications Group Limited          75%
Countrywide Communications (Scotland) Limited....    United Kingdom        Countrywide Communications Group Limited          56%
Affinity Consulting Limited......................    United Kingdom        Countrywide Communications Group Limited          75%
Countrywide Employee Trust Limited...............    United Kingdom        Countrywide Communications Group Limited          75%
VandenBurg Marketing Limited.....................    United Kingdom        Countrywide Communications Group Limited          75%
Lynam Creasy Sponsorship Limited.................    United Kingdom        Countrywide Communications Group Limited           8%
Affinity PIPR Consulting Limited.................    United Kingdom              Affinity Consulting Limited                 25%
First City/BBDO Ltd..............................    United Kingdom          Diversified Agency Services Limited             60%
First City Public Relations Ltd..................    United Kingdom          Diversified Agency Services Limited             60%
Bernard Hodes Advertising Ltd....................    United Kingdom          Diversified Agency Services Limited             81%
Omnicom Finance Ltd..............................    United Kingdom          Diversified Agency Services Limited            100%
Headway, Home and Law Publishing Group Ltd.......    United Kingdom          Diversified Agency Services Limited             82%
Gavin Anderson (UK) Ltd..........................    United Kingdom          Diversified Agency Services Limited             75%
Clareville HHL Ltd...............................    United Kingdom        Headway, Home and Law Publishing Group Ltd.       74%
Headway, Home and Law Publishing Ltd.............    United Kingdom        Headway, Home and Law Publishing Group Ltd.       82%
Premier Magazines Limited........................    United Kingdom        Headway, Home and Law Publishing Group Ltd.       40%
Interbrand UK Ltd................................    United Kingdom                 Interbrand Group plc.                   100%
Markforce Associates Ltd.........................    United Kingdom                 Interbrand Group plc.                   100%
Hoare Wilkins Ltd................................    United Kingdom                  Omnicom UK Limited                      86%
Colour Solutions Ltd.............................    United Kingdom                  Omnicom UK Limited                     100%
Interbrand Group plc.............................    United Kingdom                  Omnicom UK Limited                     100%
Macmillan Davies Consultants Ltd.................    United Kingdom                  Omnicom UK Limited                     100%
Solutions in Media Ltd...........................    United Kingdom                  Omnicom UK Limited                     100%
Davidson Pearce Group Ltd........................    United Kingdom                  Omnicom UK Limited                     100%
The Anvil Consultancy Ltd........................    United Kingdom                  Omnicom UK Limited                     100%
Macmillan Davies Advertising Ltd.................    United Kingdom                  Omnicom UK Limited                     100%
WWAV Group plc...................................    United Kingdom                  Omnicom UK Limited                     100%
Granby Marketing Services Ltd....................    United Kingdom                  Omnicom UK Limited                     100%
Specialist Publications (UK) Ltd.................    United Kingdom                  Omnicom UK Limited                     100%
BMP DDB Needham Worldwide Ltd....................    United Kingdom                  Omnicom UK Limited                      97%
Paling Ellis/KPR Ltd.............................    United Kingdom                  Omnicom UK Limited                     100%
CPM Field Marketing Ltd..........................    United Kingdom                  Omnicom UK Limited                     100%
Phoenix Travel (Paddington) Ltd..................    United Kingdom                  Omnicom UK Limited                      50%
Excel Plus Ltd...................................    United Kingdom              Product Plus (London) Ltd.                  42%
Diversified Agency Services Limited..............    United Kingdom                      Registrant                         100%
The Computing Group Ltd..........................    United Kingdom                    WWAV Group plc                        86%
WWAV (North) Ltd.................................    United Kingdom                    WWAV Group plc                        78%
HLB Ltd..........................................    United Kingdom                    WWAV Group plc                       100%
Watson, Ward, Albert, Vandell Ltd................    United Kingdom                    WWAV Group plc                       100%
Hooton Schofield Ltd.............................    United Kingdom                    WWAV Group plc                       100%
TBWA International Inc. .........................       Delaware                   TBWA International B.V.                  100%


                                                                                                                          SCHEDULE I
                                                                                                                             page 10



                                                                                                                        PERCENTAGE
                                                                                                                         OF VOTING
                                                      JURISDICTION                                                      SECURITIES
                                                           OF                              OWNING                        OWNED BY
                      COMPANY                         INCORPORATION                        ENTITY                       REGISTRANT
                      -------                         ------------                         -------                      ----------
Grand Central Partners L.P.......................       Missouri                   TBWA Advertising, Inc.                    23%
TBWA Switzer Wolfe Advertising Inc. .............       Missouri                   TBWA Advertising, Inc.                    80%
TBWA Advertising, Inc. ..........................       New York                   TBWA International Inc.                  100%
TBWA/GBD Holdings, Inc...........................       New York                   TBWA Advertising, Inc.                   100%
Beisler & Associates, Inc........................       New York                   TBWA Advertising, Inc.                   100%
TBWA CU Holdings, Inc............................       New York                   TBWA Advertising, Inc.                   100%
Lois Geller Direct, Inc..........................       New York                   TBWA Advertising, Inc.                   100%
GBB Advertising Co...............................       New York                   TBWA/GBD Holdings, Inc.                   51%
Castle Underwood Advertising Co..................       New York                   TBWA CU Holdings, Inc.                    70%
TBWA S.A. (Brussels).............................        Belgium                   TBWA International B.V.                  100%
Illuco S.A. (Brussels)...........................        Belgium                    TBWA S.A. (Brussels)                    100%
TBWA Reklamebureau A/S...........................        Denmark                   TBWA International B.V.                    9%
TBWA de Plas S.A. (Paris)........................        France                    TBWA International B.V.                  100%
Offensive Media S.A..............................        France                   TBWA de Plas S.A. (Paris)                 100%
TBWA (Deutschland) Holding GmbH (Frankfurt)......        Germany                   TBWA International B.V.                  100%
TBWA Direct Werbeagentur GmbH ...................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
Eurospace Media GmbH.............................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
Mandel Und Wermier Agentur Fur Marketing
   Und Werbung GmbH..............................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)         25%
TBWA Werbeagentur GmbH...........................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
AM-C Werbeagentur GmbH...........................        Germany         TBWA (Deutschland) Holding GmbH (Frankfurt)        100%
TBWA Dusseldorf GmbH.............................        Germany                   TBWA Werbeagentur GmbH                   100%
Graf Bertel Buczek GmbH..........................        Germany                     GBB Advertising Co.                     51%
TBWA Italia SpA (Milan)..........................         Italy                    TBWA International B.V.                  100%
Group Services S.R.L.............................         Italy                    TBWA Italia SpA (Milan)                  100%
Eurospace S.R.L..................................         Italy                    TBWA Italia SpA (Milan)                   49%
Ma.Ma.Fin S.R.L..................................         Italy                    TBWA Italia SpA (Milan)                  100%
Nadler & Larimer (Milan).........................         Italy                       Ma.Ma.Fin S.R.L.                       60%
                                                                                   TBWA Italia SpA (Milan)                   40%
TBWA International B.V...........................      Netherlands                       Registrant                         100%
TBWA NETH-work B.V...............................      Netherlands                 TBWA International B.V.                   50%
TISSA Holding B.V................................      Netherlands                 TBWA International B.V.                  100%
TBWA Groep B.V...................................      Netherlands                    TISSA Holding BV                      100%
TBWA Reklame & Marketing B.V.....................      Netherlands                      TBWA Groep BV                       100%
Multicom Direkt Marketing & Advertising B.V......      Netherlands                      TBWA Groep BV                       100%
Hunt Lascaris TBWA Holdings (Pty) Ltd............     South Africa                 TBWA International B.V.                   20%
TBWA Espana S.A..................................         Spain                    TBWA International B.V.                   80%
Ervaco/TBWA......................................        Sweden                    TBWA International B.V.                    9%
TBWA International A.G...........................      Switzerland                 TBWA International B.V.                  100%
TBWA A.G. (Zurich)...............................      Switzerland                 TBWA International A.G.                  100%
Floral Street Holdings Ltd.......................    United Kingdom                TBWA International B.V.                  100%
TBWA Holmes Knight Ritchie Ltd...................    United Kingdom              Floral Street Holdings Ltd.                100%
TISSA Ltd........................................    United Kingdom              Floral Street Holdings Ltd.                100%
FSC Group Ltd....................................    United Kingdom            TBWA Holmes Knight Ritchie Ltd.               92%
Boxtech Ltd......................................    United Kingdom            TBWA Holmes Knight Ritchie Ltd.               75%
Rose Video Ltd...................................    United Kingdom            TBWA Holmes Knight Ritchie Ltd.              100%

                                                                     SCHEDULE II


                 Existing Indebtedness of Domestic Subsidiaries





                                                                  Outstanding
Subsidiary Borrower                     Lender                   as of 3/31/94
- -------------------                     ------                   --------------

1) BBDO Atlanta Inc.                    Centel                       16,254
2) Rapp Collins                         Xerox                        22,269
   Marcoa Inc.
3) RC Communications Inc.               Shima Seiki                  50,000
4) Brodeur & Partners                   Northeast, Eaton,            99,570
                                        Vector.
                                                                   --------
                                                                   $188,093
                                                                   ========

                                                                    SCHEDULE III




1.   Indebtedness outstanding under the Credit Agreement.

2. Indebtedness evidenced by the Guarantor's 6-1/2% Convertible Subordinated Debentures due 2004.

3. Indebtedness evidenced by the Guarantor's 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000.

4. Indebtedness having a maturity of one year or less incurred by the Borrower under committed or uncommitted lines of credit with one or more commercial banks.

                          IRREVOCABLE LETTER OF CREDIT
                             SWISS BANK CORPORATION
                                New York Branch



                                                                  August 4, 1994


Irrevocable Letter of Credit No. S558978

Morgan Guaranty Trust Company of New York
60 Wall Street (36/60W)
New York, New York  10260-0060

                  Attention: Commercial Paper Client Services

Ladies and Gentlemen:

     At the request and on the instructions of our customer, Omnicom Finance Inc. (the "Company"), we (the "Bank") hereby establish in your favor this irrevocable Letter of Credit in the amount of $250,000,000 (hereinafter called the "Stated Amount"). This Letter of Credit is issued to you for the benefit of the holders of promissory notes (and only those notes) of the Company (the "Commercial Paper Notes") issued, authenticated and delivered by you as Issuing Agent pursuant to that certain Depositary Agreement dated as of August 2, 1988, and amended and restated as of July 15, 1994 (as amended from time to time, the "Depositary Agreement"), to which the Company and you are parties and to which we are a consenting party. Each Commercial Paper Note issued, authenticated and delivered by you under the Depositary Agreement shall be entitled to the benefits of this Letter of Credit, provided that such Commercial Paper Note is presented at your offices no later than the close of business of your Corporate Trust Department on the 15th day following the stated maturity date of such Commercial Paper Note (or, if such 15th day shall not be a Business Day, on the next Business Day following such date).

     Subject to the further provisions of this Letter of Credit, demands for payment may be made by you from time to time hereunder by presentation to us, at the Letter of Credit Department at our office located at 10 East 50th Street,

New York, New York 10022 or at such other office in the City and State of New York as we may designate by written notice delivered to you, of your certificate on your letterhead in the form of Annex A hereto (a "Drawing Certificate").

     Demand for payment may be made by you under this Letter of Credit at any time during our business hours at our aforesaid address on a Business Day (as hereinafter defined). If demand for payment is made by you hereunder at or prior to 10:00 A.M. (New York time) on any Business Day and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, prior to 1:00 P.M. (New York time) on the same Business Day, by our depositing such funds in the special account no. 272-12-343 maintained by the Bank at your office specified above (the "L/C
Account"). Only funds consisting of the general funds of the Bank shall be deposited in the L/C Account.

     Demand for payment hereunder honored by us shall not exceed the Stated Amount, as the Stated Amount may have been reinstated by us as in this paragraph provided. Subject to the preceding sentence, each drawing honored by us hereunder shall pro tanto reduce the Stated Amount, it being understood that after the effectiveness of any such reduction, you shall no longer have any right to make a drawing hereunder in respect of the amount so reduced. Upon repayment to us in full by the Company of amounts drawn hereunder, the Stated Amount shall automatically be reinstated by an amount equal to such drawing.

     If a Drawing Certificate presented by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that presentation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding such Drawing Certificate at your disposal. Partial drawings are permitted under this Letter of Credit.

     This Letter of Credit shall expire at our close of business at our aforesaid address on the earlier to occur of the following dates: (i) June 30, 1997, or (ii) the date on which this Letter of Credit is surrendered by you to us in accordance with Section 3.01 of the Credit Agreement referred to in the

Depositary Agreement. This Letter of Credit shall be promptly surrendered to us by you upon any expiration pursuant to the preceding sentence. As used herein the term "Business Day" means a day on which the office specified in the Commercial Paper Notes as the place of payment of such Commercial Paper Notes is open for business, on which the office of your Corporate Trust Department is open for business and on which we are open for the purpose of conducting our commercial banking business.

     This Letter of Credit is transferable in its entirety (but not in part) to the extent of the then available Stated Amount hereunder, to any transferee who has succeeded you as Depositary under the Depositary Agreement, and may be so successively transferred. Transfer of the available drawings under this Letter of Credit shall be effected by presentation to us of this Letter of Credit, accompanied by a certificate in the form of Annex B hereto attached, with the blanks therein completed in accordance with this Letter of Credit. Upon such presentation, we shall forthwith issue an irrevocable Letter of Credit in favor of such transferee in the form of this Letter of Credit, except that the amount available under such Letter of Credit shall be the then available Stated Amount.

     All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our aforesaid address (including by way of facsimile at (212) 574-4657 or such other number as we shall notify you of in writing) and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communications shall be personally delivered to us (including by way of facsimile as set forth in the preceding sentence), and marked "Urgent -- For Immediate Delivery".

     This Letter of Credit, except as otherwise expressly stated herein, is not transferable and, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs").

This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.

                                               Very truly yours,

                                               SWISS BANK CORPORATION,
                                                 NEW YORK BRANCH



                                              By  /s/  Viken Najarian
                                                -------------------------
                                                       Viken Najarian
                                                Title: Associate Director
                                                       Payment & Credit Services


                                              By  /s/  Jane A. Majeski
                                                -------------------------
                                                       Jane A. Majeski
                                                Title: Director, Merchant
                                                       Banking

                                                                     ANNEX A
                                                                       to
                                                                Letter of Credit



     The undersigned, a duly authorized officer of Morgan Guaranty Trust Company of New York, does hereby certify that:

     1. Morgan Guaranty Trust Company of New York, as fiduciary under the Depositary Agreement for the holders of the below-mentioned promissory notes (the "Commercial Paper Notes"), is making demand for payment in accordance with Letter of Credit No. S558979 dated August 4, 1994 (the "Letter of Credit") issued by Swiss Bank Corporation, New York Branch (the "Bank") to pay the face amount of the Commercial Paper Notes of Omnicom Finance Inc. (the "Company"), which Commercial Paper Notes were issued, authenticated and delivered by Morgan Guaranty Trust Company of New York under and in accordance with the Depositary Agreement referred to in the Letter of Credit.

     2. The serial number, the date of issuance, the stated maturity date and the face amount of each Commercial Paper Note with respect to which demand for payment is being made hereunder are set forth in Schedule I attached hereto. {Each Commercial Paper Note referred to in the preceding sentence was issued prior to {insert Restatement Effective Date} and, accordingly, 88% of each such Commercial Paper Note constitutes Tranche A Commercial Paper and 12% of each such Commercial Paper Note constitutes Tranche B Commercial Paper.} {Each Commercial Paper Note referred to in the preceding sentence was issued on or after {insert Restatement Effective Date}, and also set forth on Schedule I attached hereto for each such Commercial Paper Note is whether such Commercial Paper Note is a Tranche A Commercial Paper Note or a Tranche B Commercial Paper Note.} (1)

     3. Each Commercial Paper Note described in paragraph 2 above is scheduled to mature on the Business Day next following the date hereof or has matured on or prior to the date hereof, provided that, with respect to each such Commercial Paper Note that matured on or prior to the date hereof, no amount has previously

- -------------

(1) Insert either first bracketed sentence or second bracketed sentence.

                                                                         ANNEX A
                                                                          Page 2


been demanded by Morgan Guaranty Trust Company of New York under the Letter of Credit.

     4. The aggregate amount which is, or will on the next Business Day be, owing on account of the face amount of Commercial Paper Note or Commercial Paper Notes equals the total such amount specified on Schedule I attached hereto.

     5. Demand for payment of such aggregate amount is made upon the Bank as issuer of the Letter of Credit.

     6. Following the Bank's deposit to the L/C Account referred to in the Letter of Credit of the amount demanded under the Letter of Credit, Morgan Guaranty Trust Company of New York will apply the same directly to the payment of the balance owing on account of such Commercial Paper Notes upon or after their maturity, provided that Morgan Guaranty Trust Company of New York shall not pay any Commercial Paper Note with funds deposited in the L/C Account until such Commercial Paper Note is actually presented for payment, and at such time will only pay such Commercial Paper Note with such funds if it is then entitled to the benefits of the Letter of Credit. On the first Business Day upon which a Commercial Paper Note described in paragraph 2 above is no longer entitled to the benefits of the Letter of Credit, Morgan Guaranty Trust Company of New York shall, if such Commercial Paper Note was not presented to Morgan Guaranty Trust Company of New York for payment while entitled to the benefits of the Letter of Credit, pay the amount deposited by the Bank in the L/C Account in respect of such Commercial Paper Note, to the Bank as required by Section 1 of the Depositary Agreement. Except as provided above, no funds shall be removed or transferred by Morgan Guaranty Trust Company of New York from the L/C Account or applied by it for any purpose other than to pay such Commercial Paper Note or Commercial Paper Notes.

     7. Following its payment of any Commercial Paper Note described in paragraph 2 above with funds in the L/C Account, Morgan Guaranty Trust Company of New York will deliver by hand to the Bank or in accordance with its instructions such Commercial Paper Note.

                                                                         ANNEX A
                                                                          Page 3


     IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________, 19__.


                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK



                                        By___________________________

                                          Title:

Attachment

                                                                      SCHEDULE I



Serial Number
of Commercial        Date of                             Stated
Paper Note(s)        Issuance       Face Amount       Maturity Date      Tranche
- -------------        --------       -----------       -------------      -------





(List in tabular form required information for each Note)

                                                                    ANNEX B
                                                                       to
                                                                Letter of Credit



                    INSTRUCTION TO TRANSFER LETTER OF CREDIT



                                                                __________, 19__



                  Irrevocable Letter of Credit No. ___________



Swiss Bank Corporation,
  New York Branch
10 East 50th Street
New York, New York  10022

     Attention: Letter of Credit Department
                ---------------------------

Gentlemen:

     For  value  received,   the  undersigned   beneficiary  hereby  irrevocably
transfers to:

                       ----------------------------
                           (Name of Transferee)


                       ----------------------------
                                (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit (the "Letter of Credit") in its entirety.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be transferred to a transferee unless such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

                                                                         ANNEX B
                                                                          Page 2


     The Letter of Credit is returned herewith and in accordance therewith we ask you to issue a new irrevocable letter of credit in favor of the transferee containing the same terms and provisions as the Letter of Credit except that the amount available under the new letter of credit will be the then available Stated Amount under the Letter of Credit, subject to reduction in accordance with the terms thereof.

                                             Very truly yours,

                                             _______________, as Depositary



                                             By_________________________